File No. 33-43845

811-3700

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

 Pre-Effective Amendment No.  [__]

 Post-Effective Amendment No. 65  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

 Amendment No. 65  [X]

(Check appropriate box or boxes.)

Dreyfus/Laurel Tax-Free Municipal Funds

(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation

200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone Number, including Area Code: (212) 922-6000

Michael A. Rosenberg, Esq.

200 Park Avenue

New York, New York 10166

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering October 31, 2011

It is proposed that this filing will become effective (check appropriate box)

 __ immediately upon filing pursuant to paragraph (b)

 X  on October 31, 2011 pursuant to paragraph (b)

 ____  days after filing pursuant to paragraph (a)(1)

 __ on (date) pursuant to paragraph (a)(1)

 ____  days after filing pursuant to paragraph (a)(2)

 __ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

 __ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Dreyfus BASIC California Municipal

Money Market Fund

Prospectus October 31, 2011

Ticker Symbol: DCLXX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	4
Investment Risks	4
Management	5
Shareholder Guide

Buying and Selling Shares	7
General Policies	8
Distributions and Taxes	9
Services for Fund Investors	10
Financial Highlights	11
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks to provide a high level of current income exempt from federal and California state income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees* (charged if your account balance is less than $50,000)
Exchange fee	$5.00
Account closeout fee	$5.00
Wire and Dreyfus TeleTransfer redemption fee	$5.00
Checkwriting charge	$2.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45%
Other expenses	0.00%
Total annual fund operating expenses	0.45%
Fee waiver and/or expense reimbursement**	(0.00)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.45%

*Shareholder transaction fees are not charged if you have been a fund shareholder since May 8, 1996.

**The Dreyfus Corporation has agreed to pay all of the fund's expenses, except management fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel. The Dreyfus Corporation has agreed to reduce its fees in an amount equal to the fund's allocable portion of the fees and expenses of the non-interested board members and their counsel (in the amount of less than 0.01% for the past fiscal year).

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, quality, liquidity and diversification requirements designed to help it maintain a stable share price of $1.00. To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal and California state income taxes. The fund also may invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal and California state income taxes, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable California municipal obligations are not available for investment.

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Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• State-specific risk. The fund is subject to the risk that California's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table shows the average annual total returns of the fund's shares over time. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q3, 2007: 0.83% Worst Quarter Q1, 2010: 0.00%
The fund's year-to-date total return as of 9/30/11was 0.00%.

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Average Annual Total Returns as of 12/31/10
1 Year	5 Years	10 Years
0.01%	1.67%	1.48%
For the fund's current yield, call toll free 1-800-DREYFUS.
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $25,000 and the minimum subsequent investment is $1,000. You may sell your shares on any business day by calling 1-800-DREYFUS or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P. O. Box 55263, Boston, MA 02205-5263.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and California state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal and California state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund Details

Goal and Approach

The fund seeks to provide a high level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. This objective may be changed by the fund's board, upon 60 days' notice to shareholders. As a money market fund, the fund is subject to maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal and California state income taxes.

The fund also may invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

Although the fund seeks to provide income exempt from federal and California state income taxes, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable California municipal obligations are not available for investment. In response to liquidity needs and unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

Investment Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. The fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. However, the extremely short maturities of the securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can

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change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• State-specific risk. The fund is subject to the risk that California's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $263 billion in 192 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.40% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's shareholder report for the fiscal year ended June 30, 2011. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, offering investment management and investment services through a worldwide client-focused team. It has $26.3 trillion in assets under custody and administration and $1.3 trillion in assets under management, services $11.8 trillion in outstanding debt and processes global payments averaging $1.7 trillion per day. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Asset Management is the umbrella organization for BNY Mellon's affiliated investment management firms and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to

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recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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Shareholder Guide

Buying and Selling Shares

You pay no sales charges to invest in this fund. Your price for shares is the net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time, on days the New York Stock Exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.

The fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, the fund is subject to certain maturity, quality, liquidity and diversification requirements to help it maintain the $1.00 per share price. Because the fund seeks tax exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

When calculating its NAV, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds

P.O. Box 55299

Boston, MA 02205-5299

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to:

The Dreyfus Family of Funds

P.O. Box 105

Newark, NJ 07101-0105

Electronic Check or Wire. To purchase shares in a regular account by wire or electronic check, please call 1-800-DREYFUS for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call us at 1-800-DREYFUS or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $25,000 and $1,000, respectively. If, in the opinion of Dreyfus Investments Division, an investor has adequate intent and availability of assets to reach a future level of investment of $25,000, the minimum initial investment may be temporarily waived. The minimum subsequent investment for investors that have held fund shares since November 20, 1995 is $100. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

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How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• If you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares

• The fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

By Mail – Regular Account. To redeem shares of a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55263

Boston, MA 02205-5263

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-DREYFUS or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $5,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $1,000/maximum $20,000 per day). Holders of joint accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-DREYFUS for instructions to establish the Dreyfus Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

If you invest through a financial intermediary (rather than directly with the distributor), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative or the Statement of Additional Information.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. The fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of fund shares. Because charges may apply to redemptions and exchanges of fund shares, and because the number of exchanges permitted is limited, the fund may not be an appropriate investment for an

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investor who intends to engage frequently in such transactions. Dreyfus also believes that money market funds, such as the fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into a fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

The fund also reserves the right to:

• refuse any purchase or exchange request

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

The fund also may process purchase and sale orders and calculate its NAV on days the fund's primary trading markets are open and the fund's management determines to do so.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $10,000 (below $500 if you have been a shareholder since November 20, 1995), the fund may ask you to increase your balance. If it is still below $10,000 (below $500 if you have been a shareholder since November 20, 1995) after 30 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal and California state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For California state personal income tax purposes, distributions derived from interest on municipal securities of California issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to California state personal income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

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The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Dreyfus Dividend Sweep

For automatically reinvesting the dividends and distributions from one Dreyfus fund into another, use Dreyfus Dividend Sweep (not available for IRAs). You can set up this service with your application or by calling 1-800-DREYFUS.

Checkwriting Privilege

You may write redemption checks against your account in amounts of $1,000 or more. There is a $2.00 charge for each check written, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. An additional fee will be charged by the transfer agent if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange Privilege

You can exchange shares worth $1,000 or more from one Dreyfus fund into another. You are allowed only four exchanges out of the fund in a calendar year. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is a $5.00 exchange fee, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. You may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application. For accounts with a balance below $50,000, there is a $5.00 fee for Dreyfus TeleTransfer redemptions. The charge is retained by the fund.

Dreyfus Express® Voice-Activated Account Access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more — when it's convenient for you — by calling 1-800-DREYFUS. Certain requests may require the services of a representative.

Account Statements

Every Dreyfus fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Dreyfus Financial Centers

Dreyfus offers a full array of investment services and products through Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Dreyfus Financial Center is near you, call 1-800-DREYFUS.

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Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended June 30,
	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.010	.027	.032
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.010)	(.027)	(.032)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.02	1.04	2.72	3.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.45	.47	.49	.46	.45
Ratio of net expenses to average net assets	.40	.41	.49	.45	.45
Ratio of net investment income to average net assets	.00[b]	.02	1.08	2.57	3.16
Net Assets, end of period ($ x 1,000)	86,054	95,914	194,785	259,683	107,993
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.

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NOTES

12

NOTES

13

For More Information

Dreyfus BASIC California Municipal Money Market Fund

A series of The Dreyfus/Laurel Tax-Free Municipal Funds
SEC file number: 811-3700

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To Obtain Information

By telephone. Call 1-800-DREYFUS

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2011 MBSC Securities Corporation 0307P1011

Dreyfus BASIC Massachusetts Municipal

Money Market Fund

Prospectus October 31, 2011

Ticker Symbol: DMRXX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	4
Investment Risks	4
Management	5
Shareholder Guide

Buying and Selling Shares	7
General Policies	8
Distributions and Taxes	9
Services for Fund Investors	10
Financial Highlights	11
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks to provide a high level of current income exempt from federal and Massachusetts state income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees* (charged if your account balance is less than $50,000)
Exchange fee	$5.00
Account closeout fee	$5.00
Wire and Dreyfus TeleTransfer redemption fee	$5.00
Checkwriting charge	$2.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45%
Other expenses	0.01%
Total annual fund operating expenses	0.46%
Fee waiver and/or expense reimbursement**	(0.01)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.45%

*Shareholder transaction fees are not charged if you have been a fund shareholder since May 8, 1996.

**The Dreyfus Corporation has agreed to pay all of the fund's expenses, except management fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel. The Dreyfus Corporation has agreed to reduce its fees in an amount equal to the fund's allocable portion of the fees and expenses of the non-interested board members and their counsel (in the amount of 0.01% for the past fiscal year).

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, quality, liquidity and diversification requirements designed to help it maintain a stable share price of $1.00. To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal and Massachusetts state income taxes. The fund also may invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal and Massachusetts state income taxes, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable Massachusetts municipal obligations are not available for investment.

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Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• State-specific risk. The fund is subject to the risk that Massachusetts' economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table shows the average annual total returns of the fund's shares over time. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q2, 2007: 0.83% Worst Quarter Q4, 2010: 0.00%
The fund's year-to-date total return as of 9/30/11was 0.00%.

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Average Annual Total Returns as of 12/31/10
1 Year	5 Years	10 Years
0.00%	1.62%	1.47%
For the fund's current yield, call toll free 1-800-DREYFUS.
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $25,000 and the minimum subsequent investment is $1,000. You may sell your shares on any business day by calling 1-800-DREYFUS or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P. O. Box 55263, Boston, MA 02205-5263.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and Massachusetts state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal and Massachusetts state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund Details

Goal and Approach

The fund seeks to provide a high level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. This objective may be changed by the fund's board, upon 60 days' notice to shareholders. As a money market fund, the fund is subject to maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal and Massachusetts state income taxes.

The fund also may invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

Although the fund seeks to provide income exempt from federal and Massachusetts state income taxes, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable Massachusetts municipal obligations are not available for investment. In response to liquidity needs and unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

Investment Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. The fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. However, the extremely short maturities of the securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can

4

change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• State-specific risk. The fund is subject to the risk that Massachusetts' economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $263 billion in 192 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.26% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's shareholder report for the fiscal year ended June 30, 2011. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, offering investment management and investment services through a worldwide client-focused team. It has $26.3 trillion in assets under custody and administration and $1.3 trillion in assets under management, services $11.8 trillion in outstanding debt and processes global payments averaging $1.7 trillion per day. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Asset Management is the umbrella organization for BNY Mellon's affiliated investment management firms and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to

5

recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

6

Shareholder Guide

Buying and Selling Shares

You pay no sales charges to invest in this fund. Your price for shares is the net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time, on days the New York Stock Exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.

The fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, the fund is subject to certain maturity, quality, liquidity and diversification requirements to help it maintain the $1.00 per share price. Because the fund seeks tax exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

When calculating its NAV, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds

P.O. Box 55299

Boston, MA 02205-5299

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to:

The Dreyfus Family of Funds

P.O. Box 105

Newark, NJ 07101-0105

Electronic Check or Wire. To purchase shares in a regular account by wire or electronic check, please call 1-800-DREYFUS for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call us at 1-800-DREYFUS or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $25,000 and $1,000, respectively. If, in the opinion of Dreyfus Investments Division, an investor has adequate intent and availability of assets to reach a future level of investment of $25,000, the minimum initial investment may be temporarily waived. The minimum subsequent investment for investors that have held fund shares since May 8, 1996 is $100. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

7

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• If you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares

• The fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

By Mail – Regular Account. To redeem shares of a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55263

Boston, MA 02205-5263

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-DREYFUS or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $5,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $1,000/maximum $20,000 per day). Holders of joint accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-DREYFUS for instructions to establish the Dreyfus Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

If you invest through a financial intermediary (rather than directly with the distributor), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative or the Statement of Additional Information.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. The fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of fund shares. Because charges may apply to redemptions and exchanges of fund shares, and because the number of exchanges permitted is limited, the fund may not be an appropriate investment for an

8

investor who intends to engage frequently in such transactions. Dreyfus also believes that money market funds, such as the fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into a fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

The fund also reserves the right to:

• refuse any purchase or exchange request

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

The fund also may process purchase and sale orders and calculate its NAV on days the fund's primary trading markets are open and the fund's management determines to do so.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $10,000 (below $500 if you have been a shareholder since May 8, 1996), the fund may ask you to increase your balance. If it is still below $10,000 (below $500 if you have been a shareholder since May 8, 1996) after 30 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal and Massachusetts state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For Massachusetts state personal income tax purposes, distributions derived from interest on municipal securities of Massachusetts issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Massachusetts state personal income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

9

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Dreyfus Dividend Sweep

For automatically reinvesting the dividends and distributions from one Dreyfus fund into another, use Dreyfus Dividend Sweep (not available for IRAs). You can set up this service with your application or by calling 1-800-DREYFUS.

Checkwriting Privilege

You may write redemption checks against your account in amounts of $1,000 or more. There is a $2.00 charge for each check written, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. An additional fee will be charged by the transfer agent if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange Privilege

You can exchange shares worth $1,000 or more from one Dreyfus fund into another. You are allowed only four exchanges out of the fund in a calendar year. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is a $5.00 exchange fee, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. You may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application. For accounts with a balance below $50,000, there is a $5.00 fee for Dreyfus TeleTransfer redemptions. The charge is retained by the fund.

Dreyfus Express® Voice-Activated Account Access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more — when it's convenient for you — by calling 1-800-DREYFUS. Certain requests may require the services of a representative.

Account Statements

Every Dreyfus fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Dreyfus Financial Centers

Dreyfus offers a full array of investment services and products through Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Dreyfus Financial Center is near you, call 1-800-DREYFUS.

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Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended June 30,
	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.009	.026	.032
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.009)	(.026)	(.032)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.95	2.59	3.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.46	.47	.49	.46	.46
Ratio of net expenses to average net assets	.27	.32	.47	.45	.45
Ratio of net investment income to average net	.00[b]	.00[b]	.96	2.51	3.17
Net Assets, end of period ($ x 1,000)	77,949	92,786	132,807	179,231	162,062
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.

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NOTES

12

NOTES

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For More Information

Dreyfus BASIC Massachusetts Municipal Money Market Fund

A series of The Dreyfus/Laurel Tax-Free Municipal Funds
SEC file number: 811-3700

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To Obtain Information

By telephone. Call 1-800-DREYFUS

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2011 MBSC Securities Corporation 0715P1011

Dreyfus BASIC New York Municipal

Money Market Fund

Prospectus October 31, 2011

Ticker Symbol: DNIXX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	4
Investment Risks	4
Management	5
Shareholder Guide

Buying and Selling Shares	7
General Policies	8
Distributions and Taxes	9
Services for Fund Investors	10
Financial Highlights	11
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks to provide a high level of current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees* (charged if your account balance is less than $50,000)
Exchange fee	$5.00
Account closeout fee	$5.00
Wire and Dreyfus TeleTransfer redemption fee	$5.00
Checkwriting charge	$2.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45%
Other expenses	0.01%
Total annual fund operating expenses	0.46%
Fee waiver and/or expense reimbursement**	(0.01)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.45%

*Shareholder transaction fees are not charged if you have been a fund shareholder since May 8, 1996.

**The Dreyfus Corporation has agreed to pay all of the fund's expenses, except management fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel. The Dreyfus Corporation has agreed to reduce its fees in an amount equal to the fund's allocable portion of the fees and expenses of the non-interested board members and their counsel (in the amount of 0.01% for the past fiscal year).

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, quality, liquidity and diversification requirements designed to help it maintain a stable share price of $1.00. To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal and New York state and New York city income taxes. The fund also may invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal and New York state and New York city income taxes, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable New York municipal obligations are not available for investment.

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Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• State-specific risk. The fund is subject to the risk that New York's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table shows the average annual total returns of the fund's shares over time. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q3, 2007: 0.83% Worst Quarter Q1, 2010: 0.00%
The fund's year-to-date total return as of 9/30/11 was 0.00%.

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Average Annual Total Returns as of 12/31/10
1 Year	5 Years	10 Years
0.00%	1.75%	1.53%
For the fund's current yield, call toll free 1-800-DREYFUS.
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $25,000 and the minimum subsequent investment is $1,000. You may sell your shares on any business day by calling 1-800-DREYFUS or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P. O. Box 55263, Boston, MA 02205-5263.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and New York state and New York city income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal and New York state and New York city income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund Details

Goal and Approach

The fund seeks to provide a high level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital and the maintenance of liquidity. This objective may be changed by the fund's board, upon 60 days' notice to shareholders. As a money market fund, the fund is subject to maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price.

To pursue its goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York city income taxes.

The fund also may invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

Although the fund seeks to provide income exempt from federal, New York state and New York city income taxes, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable New York municipal obligations are not available for investment. In response to liquidity needs and unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

Investment Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. The fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. However, the extremely short maturities of the securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. Although the fund invests only in high quality debt securities, any of the fund’s holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can

4

change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• State-specific risk. The fund is subject to the risk that New York's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $263 billion in 192 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.41% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's shareholder report for the fiscal year ended June 30, 2011. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, offering investment management and investment services through a worldwide client-focused team. It has $26.3 trillion in assets under custody and administration and $1.3 trillion in assets under management, services $11.8 trillion in outstanding debt and processes global payments averaging $1.7 trillion per day. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Asset Management is the umbrella organization for BNY Mellon's affiliated investment management firms and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to

5

recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

6

Shareholder Guide

Buying and Selling Shares

You pay no sales charges to invest in this fund. Your price for shares is the net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time, on days the New York Stock Exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.

The fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, the fund is subject to certain maturity, quality, liquidity and diversification requirements to help it maintain the $1.00 per share price. Because the fund seeks tax exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

When calculating its NAV, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds

P.O. Box 55299

Boston, MA 02205-5299

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to:

The Dreyfus Family of Funds

P.O. Box 105

Newark, NJ 07101-0105

Electronic Check or Wire. To purchase shares in a regular account by wire or electronic check, please call 1-800-DREYFUS for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call us at 1-800-DREYFUS or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $25,000 and $1,000, respectively. If, in the opinion of Dreyfus Investments Division, an investor has adequate intent and availability of assets to reach a future level of investment of $25,000, the minimum initial investment may be temporarily waived. The minimum subsequent investment for investors that have held fund shares since December 8, 1995 is $100. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

7

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• If you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares

• The fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

By Mail – Regular Account. To redeem shares of a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55263

Boston, MA 02205-5263

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-DREYFUS or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $5,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $1,000/maximum $20,000 per day). Holders of joint accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-DREYFUS for instructions to establish the Dreyfus Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

If you invest through a financial intermediary (rather than directly with the distributor), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative or the Statement of Additional Information.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. The fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of fund shares. Because charges may apply to redemptions and exchanges of fund shares, and because the number of exchanges permitted is limited, the fund may not be an appropriate investment for an

8

investor who intends to engage frequently in such transactions. Dreyfus also believes that money market funds, such as the fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into a fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

The fund also reserves the right to:

• refuse any purchase or exchange request

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

The fund also may process purchase and sale orders and calculate its NAV on days the fund's primary trading markets are open and the fund's management determines to do so.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $10,000 (below $500 if you have been a shareholder since December 8, 1995), the fund may ask you to increase your balance. If it is still below $10,000 (below $500 if you have been a shareholder since December 8, 1995) after 30 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal New York state and New York city personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For New York state and New York city personal income tax purposes, distributions derived from interest on municipal securities of New York issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to New York state personal income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

9

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Dreyfus Dividend Sweep

For automatically reinvesting the dividends and distributions from one Dreyfus fund into another, use Dreyfus Dividend Sweep (not available for IRAs). You can set up this service with your application or by calling 1-800-DREYFUS.

Checkwriting Privilege

You may write redemption checks against your account in amounts of $1,000 or more. There is a $2.00 charge for each check written, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. An additional fee will be charged by the transfer agent if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange Privilege

You can exchange shares worth $1,000 or more from one Dreyfus fund into another. You are allowed only four exchanges out of the fund in a calendar year. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is a $5.00 exchange fee, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. You may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application. For accounts with a balance below $50,000, there is a $5.00 fee for Dreyfus TeleTransfer redemptions. The charge is retained by the fund.

Dreyfus Express® Voice-Activated Account Access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more — when it's convenient for you — by calling 1-800-DREYFUS. Certain requests may require the services of a representative.

Account Statements

Every Dreyfus fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Dreyfus Financial Centers

Dreyfus offers a full array of investment services and products through Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Dreyfus Financial Center is near you, call 1-800-DREYFUS.

10

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended June 30,
	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.001	.013	.026	.032
Distributions:
Dividends from investment income--net	(.000)[a]	(.001)	(.013)	(.026)	(.032)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.07	1.35	2.67	3.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.46	.47	.49	.46	.45
Ratio of net expenses to average net assets	.42	.43	.48	.45	.45
Ratio of net investment income to average net assets	.00[b]	.07	1.37	2.61	3.21
Net Assets, end of period ($ x 1,000)	169,493	221,622	303,439	364,121	321,893
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.

11

NOTES

12

NOTES

13

For More Information

Dreyfus BASIC New York Municipal Money Market Fund

A series of The Dreyfus/Laurel Tax-Free Municipal Funds
SEC file number: 811-3700

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To Obtain Information

By telephone. Call 1-800-DREYFUS

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2011 MBSC Securities Corporation 0316P1011

______________________________________________________________________________

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MAKET FUND

Ticker: DCLXX

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MAKET FUND

Ticker: DMRXX

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MAKET FUND

Ticker: DNIXX

STATEMENT OF ADDITIONAL INFORMATION

OCTOBER 31, 2011

______________________________________________________________________________

            This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus , dated November 1, 2011, of each fund listed below (each, a “Fund” and collectively, the “Funds”), as such Prospectus may be revised from time to time.  Each Fund is a separate, non-diversified portfolio of The Dreyfus/Laurel Tax-Free Municipal Funds (the “Trust”), an open-end management investment company, known as a mutual fund, that is registered with the Securities and Exchange Commission (“SEC”).

            Dreyfus BASIC California Municipal Money Market Fund (the “California Fund”)

Dreyfus BASIC Massachusetts Municipal Money Market Fund (the “Massachusetts Fund”)

            Dreyfus BASIC New York Municipal Money Market Fund (the “New York Fund”)

To obtain a copy of a Fund’s Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800- DREYFUS (1-516-794-5452 outside the U.S.)

            The financial statements of each Fund for the fiscal year ended June 30, 2011, including notes to the financial statements and supplementary information and the Report of Independent Registered Public Accounting Firm, are included in each Fund’s Annual Report to shareholders.  A copy of each Fund’s Annual Report accompanies this SAI. The financial statements included in the Annual Reports, and the Report of Independent Registered Public Accounting Firm thereon contained therein, and related notes, are incorporated herein by reference.

TABLE OF CONTENTS

Page
Description of the Funds/Trust	B-33
Management of the Funds/Trust	B-16
Management Arrangements	B-25
How to Buy Shares	B-30
How to Redeem Shares	B-33
Shareholder Services	B-38
Determination of Net Asset Value	B-41
Dividends and Distributions	B-40
Taxation	B-41
Portfolio Transactions	B-68
Information about The Funds/Trust	B-73
Counsel and Independent Registered Public Accounting Firm	B-75
Appendix A	B-59
Appendix B	B-140

DESCRIPTION OF THE FUNDS/TRUST

            The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 28, 1983, amended and restated December 9, 1992, and subsequently further amended.

As municipal money market funds, each Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax (“Municipal Obligations”).

            The Dreyfus Corporation (“Dreyfus”, the “Manager” or the “Investment Adviser”) serves as each Fund’s investment adviser.

            MBSC Securities Corporation (the “Distributor”) is the distributor of the Funds’ shares.

Investment Objectives and Policies. Each Fund seeks to provide a high level of current income exempt from Federal income tax and the personal income tax of the State after which it is named, to the extent consistent with the preservation of capital and the maintenance of liquidity. As a fundamental policy, each Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in the Municipal Obligations of the State after which it is named, such State’s political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and State (and in the case of the New York Fund, New York City) personal income taxes (collectively, “State Municipal Obligations” or when the context so requires, “California Municipal Obligations”, “Massachusetts Municipal Obligations” or “New York Municipal Obligations”).

Under normal market conditions, each Fund attempts to invest 100%, and will invest a minimum of 80%, of its net assets in State Municipal Obligations. When, in the opinion of Dreyfus, adverse market conditions exist for State Municipal Obligations, and a “defensive” investment posture is warranted, a Fund may temporarily invest more than 20% of its net assets in Municipal Obligations the interest from which is exempt from Federal but not State (and in the case of the New York Fund, New York City) personal income taxes for resident shareholders of that State, or in taxable obligations.  Periods when a defensive posture is warranted include those periods when a Fund’s monies available for investment exceed the State Municipal Obligations available for purchase to meet a Fund’s rating, maturity and other investment criteria.

Each Fund pursues its objective by investing in a varied portfolio of high quality, short-term State Municipal Obligations.

The State Municipal Obligations purchased by a Fund may include (1) municipal bonds; (2) municipal notes; (3) municipal commercial paper; and (4) municipal lease obligations. Each Fund will limit its portfolio investments to securities that, at the time of acquisition, (i) are rated in the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (“NRSROs”) (or by one NRSRO if only one NRSRO has rated the security), (ii) if not rated, are obligations of an issuer whose comparable outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality, as determined by Dreyfus under procedures established by the Trust’s Board of Trustees (the “Board” or “Trustees” or “Board of Trustees”). Because many issuers of State Municipal Obligations may choose not to have their obligations rated, it is possible that a large portion of a Fund’s portfolio may consist of unrated obligations. Unrated obligations are not necessarily of lower quality than rated obligations, but to the extent a Fund invests in unrated obligations, the Fund will be more reliant on Dreyfus’ judgment, analysis and experience than would be the case if the Fund invested only in rated obligations. Each Fund will limit its investments to securities that present minimal credit risk, as determined by Dreyfus under procedures established by the Board of Trustees.

Each Fund seeks to maintain a constant net asset value (“NAV”) of $1.00 per share, although there is no assurance it can do so on a continuing basis, using the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which Rule includes various maturity, quality, liquidity and diversification requirements. Each Fund invests only in securities that have remaining maturities of 397 days or less at the date of purchase. Each Fund is required to maintain a dollar-weighted average portfolio maturity of 60 days or less.  Each Fund is required to maintain a dollar-weighted average portfolio life to maturity of 120 days or less. In calculating average portfolio life to maturity, each Fund will determine the maturity of certain variable rate and long-term floating rater obligations (described below) with reference to the period remaining until the principal amount can be recovered through demand, as permitted in accordance with Rule 2a-7. The maturity of certain securities and other instruments, including loans of portfolio securities, repurchase agreements and investments in other money market funds, will be determined in accordance with the provisions of Rule 2a-7.

Each Fund is classified as a “non-diversified” investment company, as defined in the 1940 Act.  However, each Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986, as amended (the “Code”), as a “regulated investment company”.  To continue to qualify, among other requirements, each Fund will be required to limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of a Fund’s total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. The provisions of the Code place limits on the extent to which a Fund’s portfolio may be non-diversified.  Each Fund may invest more than 5% of its total assets in securities of one issuer only if the securities are in the highest short-term rating category, or are determined to be of comparable quality by Dreyfus.

The ability of a Fund to meet its investment objective is subject to the ability of municipal issuers to meet their payment obligations. In addition, a Fund’s portfolio will be affected by general changes in interest rates which may result in increases or decreases in the value of Fund holdings. Investors should recognize that, in periods of declining interest rates, a Fund’s yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, a Fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the influx of new money to a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund’s portfolio, thereby reducing the Fund’s current yield.

            Each Fund may invest without limit in State Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in their respective State. Sizable investments in these obligations could increase risk to the Fund should any of the related projects or facilities experience financial difficulties. Each Fund is authorized to borrow up to 10% of its total assets for temporary or emergency purposes and to pledge its assets to the same extent in connection with such borrowings.

Certain Portfolio Securities

            Description of Municipal Obligations.  “Municipal Obligations” and “State Municipal Obligations” include the following:

            Municipal Bonds.  Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. A Private Activity Bond is a particular kind of Revenue Bond. The classification of General Obligation Bonds, Revenue Bonds and Private Activity Bonds are discussed below.

1.         General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General Obligation Bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.

2.         Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Some authorities provide further security in the form of a State’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

3.         Private Activity Bonds. Private Activity Bonds, which are considered Municipal Bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As discussed below under “Dividends, Other Distributions and Taxes”, interest income on these bonds may be an item of tax preference subject to the Federal alternative minimum tax for individuals and corporations.

            Municipal Notes. Municipal Notes generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less. Municipal Notes include:

1.         Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.         Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under the Federal Revenue Sharing Programs.

3.         Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

            Municipal Commercial Paper.  Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

            Municipal Lease Obligations. Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with Municipal Bonds. These obligations frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 5% limitation on the purchase of illiquid securities, a Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid unless Dreyfus determines, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that the security is liquid for purposes of such limitation.

            Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, State legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Portfolio Securities. The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended June 30, 2011, computed on a monthly basis, for each Fund was as follows:

Fitch Ratings (“Fitch”)	or	Moody’s Investors Service, Inc. (“Moody’s”)	or	Standard & Poor’s Ratings Services (“S&P”)	California Fund	Massachusetts Fund	New York Fund
F-1+, F-1		VMIG 1, MIG 1, P-1		SP-1+, SP-1, A1+, A1	99. 8%	90.8%	80.2%

F-2

		VMIG 2, P-2		SP2, A2	-	-	-

AAA, AA, A

		Aaa, Aa, A		AAA, AA, A	0.2%	7. 1%	5.6%
Not Rated		Not Rated		Not Rated	-	2.1%[1]	14.2%[1]
					100%	100%	100%

(1)   Those securities which are not rated have been determined by Dreyfus to be of comparable quality to securities in the VMIG 1/MIG 1 rating category.

            The actual distribution of a Fund’s Municipal Obligations by ratings on any given date will vary.  In addition, the distribution of each Fund’s investments by rating as set forth above should not be considered as representative of the Fund’s future portfolio composition.

            Use of Ratings as Investment Criteria. The ratings of NRSROs such as S&P, Fitch and Moody’s represent the opinions of these agencies as to the quality of Municipal Obligations which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but each Fund will also rely upon the independent advice of Dreyfus to evaluate potential investments. Among the factors which will be considered are the short-term and long-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is described in the Appendix B to this SAI.

            After being purchased by a Fund, the rating of a Municipal Obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the Municipal Obligation may default on its obligations with respect to the Municipal Obligation. In that event, the Fund will dispose of the Municipal Obligation as soon as practicable, consistent with achieving an orderly disposition of the Municipal Obligation, unless the Board of Trustees determines that disposal of the Municipal Obligation would not be in the best interest of the Fund. In addition, it is possible that a Municipal Obligation may cease to be rated or an NRSRO might not timely change its rating of a particular Municipal Obligation to reflect subsequent events. Although neither event will require the sale of such Municipal Obligation by the Fund, Dreyfus will consider such event in determining whether the Fund should continue to hold the Municipal Obligation. In addition, if an NRSRO changes its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

            Illiquid Securities. The 1940 Act limits money market funds to 5% of their total assets in illiquid securities.  Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a Fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice.  As to these securities, there is a risk that, should a Fund desire to sell them, a ready buyer will not be available at a price the Fund deems representative of their value, which could adversely affect the value of a fund's net assets.

             Derivative Products. Each Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations. A Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7.  The principal types of derivative products are briefly described below.

(1)       Tax Exempt Participation Interests. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank. See “Floating Rate and Variable Rate Obligations”.

(2)       Tender Option Bonds. Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. See “Tender Option Bonds”.

(3)       Custodial Receipts. In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class’s interest rate also is adjusted, but inversely to changes in the interest rate of the first class. See “Custodial Receipts”.

(4)       Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Floating Rate and Variable Rate Obligations. Each Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that a Fund can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by Dreyfus under the supervision of the Trustees, be equivalent to the quality standard prescribed for the Fund. In addition, Dreyfus monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to a Fund’s portfolio securities could cause losses to the Fund and affect its share price. Each Fund is currently permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of 397 days or less, notwithstanding that they may otherwise have a stated maturity in excess of 397 days.

            Each Fund may invest in participation interests purchased from banks in floating rate or variable rate Municipal Obligations owned by banks. A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation, and provides a demand feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) that Dreyfus, under the supervision of the Trustees, has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. Each Fund is currently permitted to invest in participation interests when the demand provision complies with conditions established by the SEC. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund.

            Tender Option Bonds. Each Fund may invest in tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Funds, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. A Fund will not invest more than 5% of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.

Custodial Receipts. Each Fund may purchase securities, frequently referred to as “custodial receipts”, representing the right to receive future principal and interest payments on Municipal Obligations underlying such receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of a Municipal Obligation deposits such obligation with a custodian in exchange for two or more classes of receipts. The class of receipts that a Fund may purchase has the characteristics of a typical tender option security backed by a conditional “put”, which provides the holder with the equivalent of a short-term variable rate note. At specified intervals, the interest rate for such securities is reset by the remarketing agent in order to cause the securities to be sold at par through a remarketing mechanism. If the remarketing mechanism does not result in a sale, the conditional put can be exercised. In either event, the holder is entitled to full principal and accrued interest to the date of the tender or exercise of the “put”. The “put” may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons. Before purchasing such security, Dreyfus is required to make certain determinations with respect to the likelihood of, and the ability to monitor, the occurrence of the conditions that would result in the put not being exercisable. The interest rate for these receipts generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate readjustments. These custodial receipts are sold in private placements. A Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having the characteristics similar to the custodial receipts in which the Fund may invest.

            When-Issued Securities. Each Fund may purchase Municipal Obligations on a when-issued basis (i.e., for delivery beyond the normal settlement date at the stated price and yield).  The payment obligation and the interest rate that will be received on the Municipal Obligations purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although a Fund generally will purchase Municipal Obligations on a when-issued basis only with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

            Municipal Obligations purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund’s NAV. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction.

            Each Fund will segregate permissible liquid assets in an amount at least equal to the amount of its when-issued commitments. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of the segregated securities, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund’s payment obligations).  Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not exempt from Federal income tax.

            Purchase of Securities with Stand-by Commitments.  Pursuant to an exemptive order issued by the SEC under the 1940 Act, each Fund may acquire stand-by commitments with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase, at the Fund’s option, a specified Municipal Obligation at a specified price.  Stand-by commitments acquired by a Fund may also be referred to as “put options”. The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (a) the acquisition cost of the Municipal Obligation, less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (b) all interest accrued on the security since the last interest payment date during the period. Absent unusual circumstances, in determining NAV the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by the broker-dealer, dealer or bank upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Obligation.

            A Fund’s right to exercise a stand-by commitment is unconditional and unqualified.  Although a Fund could not transfer a stand-by commitment, the Fund could sell the underlying Municipal Obligation to a third party at any time. It is expected that stand-by commitments generally will be available to a Fund without the payment of any direct or indirect consideration.  Each Fund may, however, pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund’s portfolio will not exceed 0.5 of 1% of the value of the Fund’s total assets calculated immediately after such stand-by commitment was acquired.

            Each Fund intends to enter into stand-by commitments only with broker-dealers, dealers or banks that Dreyfus believes present minimum credit risks. A Fund’s ability to exercise a stand-by commitment will depend on the ability of the issuing institution to pay for the underlying securities at the time the commitment is exercised. The credit of each institution issuing a stand-by commitment to the Fund will be evaluated on an ongoing basis by Dreyfus in accordance with procedures established by the Trustees.

            Each Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights there under for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method.  Each stand-by commitment will be valued at zero in determining NAV. Should a Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.  Stand-by commitments will not affect the dollar-weighted average maturity of a Fund’s portfolio. Each Fund understands that the Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a registered investment company will be treated for Federal income tax purposes as the owner of Municipal Obligations acquired subject to stand-by commitments and the interest on the Municipal Obligations will be tax-exempt to the Fund.

Other types of tax-exempt instruments that may become available in the future may be purchased by a Fund as long as Dreyfus believes the quality of these instruments meets the Fund’s quality standards.

            Taxable Investments.  Each Fund anticipates being as fully invested as practicable in Municipal Obligations. Because the Funds seek to provide income exempt from Federal and personal income taxes of the State after which it is named (and in the case of the New York Fund, New York City taxes), each Fund will invest in taxable obligations only if and when Dreyfus believes it would be in the best interests of the Fund’s shareholders to do so. Situations in which a Fund may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of shares of the Fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. Each Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a “defensive” posture when, in the opinion of Dreyfus, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. Each Fund may invest in only the following kinds of taxable securities maturing in one year or less from the date of purchase: (1) obligations of the United States Government, its agencies or instrumentalities; (2) commercial paper rated at the time of purchase at least Prime-1 by Moody’s or A-1 by S&P; (3) certificates of deposit of domestic banks with total assets of $1 billion or more; and (4) repurchase agreements (instruments under which the seller of a security agrees to repurchase the security at a specific time and price) with respect to any securities that the Fund is permitted to hold.

            Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, the Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, the Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited.  Investments in repurchase agreements are subject to the policy prohibiting investment of more than 5% of a Fund’s net assets in illiquid securities, including repurchase agreements maturing in more than seven days, and other securities not readily marketable.

Other Investment Companies. Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with its investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.

Certain Investment Considerations and Risks

General. Each Fund is designated to benefit investors who do not engage in frequent redemptions or exchanges of Fund shares. Because charges may apply to redemptions and exchanges of Fund shares, and because the number of exchanges permitted is limited, the funds may not be an appropriate investment for an investor who intends to engage frequently in such transactions. Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Funds since the Funds usually do not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost.  Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost.  In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

            Investing in State Municipal Obligations. You should review the information in Appendix A, which provides a brief summary of special investment considerations and risk factors relating to investing in California, Massachusetts and New York Municipal Obligations, as applicable.

            Credit Enhancements. Certain instruments in which a Fund may invest, including floating rate securities, tender option bonds, custodial receipts, variable amount master demand notes, municipal lease obligations or certificates of participation in municipal lease obligations and variable rate obligations, may be backed by letters of credit or insured or guaranteed by financial institutions, such as banks or insurance companies, whose credit quality ratings are judged by Dreyfus to be comparable in quality to the two highest quality ratings of Moody’s or S&P.  Changes in the credit quality of banks, broker-dealers and other financial institutions that provide such credit or liquidity enhancements to a Fund’s portfolio securities could cause losses to the Fund, affect its liquidity and affect its share price.

            Master-Feeder Option. The Trust may in the future seek to achieve a Fund’s investment objective by investing all of the Fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days’ prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although each Fund believes that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

            Borrowing Money. Each fund is permitted to borrow in an amount up to 33-1/3% of the value of its total assets. Each Fund is authorized currently, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connections with such borrowings.

Investment Restrictions

            Fundamental. Each Fund’s policy normally to invest at least 80% of its net assets (plus borrowings for investment purposes) in State Municipal Obligations (or other instruments with similar investment characteristics) is a fundamental policy. The following limitations have also been adopted by each Fund as fundamental. A Fund may not change any of these fundamental policies or investment limitations without the approval of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less.  None of the Funds may:

            1.         Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments of domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

            2.         Borrow money or issue senior securities as defined in the 1940 Act, except that (a) a Fund may borrow money in an amount not exceeding one-third of the Fund’s total assets at the time of such borrowing, and (b) a Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

            3.         Make loans or lend securities, if as a result thereof more than one-third of the Fund’s total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.

            4.         Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund’s investment program may be deemed an underwriting.

            5.         Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

            6.         Purchase or sell commodities, except that a Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

            Each Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objective and fundamental policies and restrictions as the Fund.

            Nonfundamental. Each Fund has also adopted the following additional restrictions as non-fundamental. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. None of the Funds may:

            1.         Purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than 5% of such securities.

            2.         Purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, except that: (a) this restriction shall not apply to standby commitments, and (b) this restriction shall not apply to the Fund’s transactions in futures contracts and related options.

            3.         Purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund’s net assets would be invested in warrants or, (b) more than 2% of the value of the Fund’s assets would be invested in warrants that are not listed on the New York Stock Exchange (“NYSE”) or NYSE Amex (for purposes of this limitation, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

            4.         Invest more than 5% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

            5.         Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

            6.         Purchase oil, gas or mineral leases (a Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

            7.         Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

            8.         Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

            9.         Purchase any security while borrowings representing more than 5% of the Fund’s total assets are outstanding.

            If a percentage restriction is adhered to at the time of an investment, a later change in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction. With respect to Fundamental Restriction No. 2, if borrowings exceed 33-1/3% of the value of a Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings within three business days at least to the extent of such excess.

            The investment objective, policies, restrictions, practices and procedures of a Fund, unless otherwise specified, may be changed without shareholder approval. If a Fund’s investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

MANAGEMENT OF THE FUNDS/TRUST

Board’s Oversight Role in Management.  The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Investment Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Investment Adviser’s Chief Investment Officer (or a senior representative of his office), the Trust’s and the Investment Adviser’s Chief Compliance Officer and portfolio management personnel.  The Board’s audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board also receives reports from counsel to the Trust or counsel to the Investment Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters.  The Board has adopted policies and procedures designed to address certain risks to the Fund s. In addition, the Investment Adviser and other service providers to the Fund's have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund s.  Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Trust , and the Board's risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Trust’s Board members not be “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Investment Adviser (“Independent Board members”).  To rely on certain exemptive rules under the 1940 Act, a majority of the Trust’s Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all of the Trust’s Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the services that the Investment Adviser and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships.

            Information About Each Board Member’s Experience, Qualifications, Attributes or Skills.  Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, are shown below.

Name (Age) Position with Trust (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino (68) Chairman of the Board (1999)	Corporate Director and Trustee

CBIZ (formerly Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – Present)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director  (2005 – 2009)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 – 2010)

James M. Fitzgibbons (77) Board Member (1983)	Corporate Director and Trustee	Bill Barrett Company, an oil and gas exploration company, Director (2004 – Present)
Kenneth A. Himmel (65) Board Member (1988)

President and CEO, Related Urban Development, a real estate development company (1996–Present)

President and CEO, Himmel & Company, a real estate development company (1980–Present)

CEO, American Food Management,

a restaurant company (1983–Present)

None
Stephen J. Lockwood (64) Board Member (1993)	Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000–Present)	None

Roslyn M. Watson (62) Board Member (1992)	Principal, Watson Ventures, Inc., a real estate investment company (1993–Present)	None

Benaree Pratt Wiley (65) Board Member (1998)	Principal, The Wiley Group, a firm specializing in strategy and business development (2005–Present)	CBIZ (formerly, Century Business Services, Inc.) , a provider of outsourcing functions for small and medium size companies, Director (2008 – Present)

Each Board member has been a Board member of the Trust and other Dreyfus mutual funds for at least ten years. Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members. The Board believes that the significance of each Board member’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board’s nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser, and also may benefit from information provided by the Trust’s or the Investment Adviser’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•         Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of Bank of New York Mellon Corporation (“BNY Mellon”) in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of The Muscular Dystrophy Association.

•         James M. Fitzgibbons – In addition to his tenure as a Board member of various Dreyfus mutual funds, or their predecessor funds, Mr. Fitzgibbons has also served as an officer or a board member of numerous public and private companies for over 40 years. These positions included serving as Chairman of the Board of Davidson Cotton Company and as Chairman of the Board of Fieldcrest Cannon, Inc., a publicly traded diversified textile company.  He also has served as President of the American Textile Manufacturers Institute (the domestic industry’s trade association) and Chairman of the Board of the Tanners’ Council of America (the U.S. leather manufacturing trade group). He has been a board member of Fiduciary Trust Company of Boston and of Brookline Savings Bank and a board member of significant charitable and non-profit organizations.

•         Kenneth A. Himmel – In addition to his tenure as a Board member of various Dreyfus mutual funds, or their predecessor funds, Mr. Himmel has over 30 years experience as a business entrepreneur, primarily focusing on real estate development. Mr. Himmel is President and Chief Executive Officer of Related Urban Development, a leading developer of large-scale mixed-use properties and a division of Related Companies, L.P.

•         Stephen J. Lockwood – In addition to his tenure as a Board member of various Dreyfus mutual funds, or their predecessor funds, Mr. Lockwood’s business experience of over 40 years includes being a Board member and/or officer of various financial institutions, including insurance companies, real estate investment companies and venture capital firms.  Mr. Lockwood serves as Managing Director and Chairman of the Board of Stephen J. Lockwood & Company, LLC, a real estate investment company. Mr. Lockwood was formerly the Vice Chairman and a member of the Board of Directors of HCC Insurance Holdings, Inc., a New York Stock Exchange-listed insurance holding company.

•         Roslyn M. Watson – In addition to her tenure as a Board member of various Dreyfus mutual funds, or their predecessor funds, Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc. , a real estate development investment firm, and her current board memberships include American Express Bank, FSB, SBLI USA Mutual Life Insurance Company, Inc., The Hyams Foundation, Inc., Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority.  She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

•         Benaree Pratt Wiley – In addition to her tenure as a Board member of various Dreyfus mutual funds, Ms. Wiley has been a business entrepreneur and management consultant for over 18 years. Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region.  Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts and is chair of the advisory board of PepsiCo African-American, and she has served on the boards of several public companies and charitable organizations.

Additional Information about the Board and its Committees. Board members are elected to serve for an indefinite term. The Trust has standing audit and nominating committees, each comprised of its Board members who are not “interested persons” of the Trust, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Trust’s accounting and financial reporting processes and the audits of the Funds’ financial statements and (ii) to assist in the Board’s oversight of the integrity of the Funds’ financial statements, the Funds’ compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Trust’s nominating committee, is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter . The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The Trust also has a standing compensation committee comprised of Ms. Watson (Chair), Mr. Fitzgibbons and Ms. Wiley. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Trust also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund’s investments. The audit committee met three times and the compensation committee , the nominating committee and the pricing committee did not meet during the fiscal year ended June 30, 2011.

The table below indicates the dollar range of each Board member’s ownership of shares of each Fund and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2010.

Name of Board Member	California Fund Shares	Massachusetts Fund Shares	New York Fund Shares	Aggregate Holdings of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member

Joseph S. DiMartino	None	None	None	over $100,000
James Fitzgibbons	None	None	None	over $100,000
Kenneth A. Himmel	None	None	None	$50,001 -$100,000
Stephen J. Lockwood	None	None	None	over $100,000
Roslyn Watson	None	None	None	$10,001 - $50,000
Benaree Pratt Wiley	None	None	None	$50,001 -$100,000

As of December 31, 2010, none of the Board members or their immediate family members owned securities of Dreyfus, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus or the Distributor.

            No officer or employee of Dreyfus or the Distributor (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Each of the Trustees also serves as a Director/Trustee of Dreyfus Funds, Inc., Dreyfus Investment Funds, The Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Funds Trust (collectively, with the Trust, the “Board Group Open-End Funds”) and Dreyfus High Yield Strategies Fund. The Board Group Open-End Funds pays each Board member who is not an “interested person” of the Trust (as defined in the 1940 Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.

Each Emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members.

            The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Trust (as defined in the 1940 Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). The Chair of each of the Board’s committees, unless the Chair also serves as Chairman of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the fee is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund.

The aggregate amount of compensation received by each current Board member from the Trust for the fiscal year ended June 30, 2011, and from all other funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parentheses next to each Board member’s total compensation) during the year ended December 31, 2010, were as follows:

Name of Board Member	Aggregate Compensation From the Trust*	Total Compensation From the Trust and Fund Complex Paid to Board Member**
Joseph S. DiMartino	$ 25,625	$ 1,060,250 (175)

James M. Fitzgibbons	$ 20,500	$ 123,000 (35)

J. Tomlinson Fort***	$ 9,750	$ 52,000 (21)
Kenneth A. Himmel	$ 19,100	$ 105,000 (35)

Stephen J. Lockwood	$ 19,100	$ 121,000 (35)

Roslyn M. Watson	$20, 500	$ 153,250 (46)

Benaree Pratt Wiley	$ 20,500	$ 356,000 (73)

____________________________

*      Amounts required to be paid by the Trust directly to the non-interested Board members, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Board members.  This amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $ 4,659.73.

**     Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member served.

***   Emeritus Board member as of April 12, 2008.

Officers of the Trust

BRADLEY J. SKAPYAK, President since January 2010. Chief Operating Officer and a director of Dreyfus since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of Dreyfus. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by Dreyfus. He is 52 years old and has been an employee of Dreyfus since February 1988.

JAMES WINDELS, Treasurer since November 2001. Director–Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010 .  Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary.  Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary.  Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager.  She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since January 2008. Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002. Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011. Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (7 6 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services.  In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

            The address of each Board member and officer of the Trust is 200 Park Avenue, New York, New York 10166.

            The officers and Board members of the Trust as a group owned beneficially less than 1% of the total shares of each Fund outstanding as of October 3, 2011.

            Principal Shareholders. As of October 3, 2011, the following shareholders were known by the California Fund, Massachusetts Fund and New York Fund, as applicable, to own of record 5% or more of the outstanding California Fund, Massachusetts Fund and New York Fund shares, respectively:

California Fund: Boston Safe Deposit & Trust Mellon Bank, P.O. Box 534005, Pittsburgh, PA 15253-4005 – 71.5856%; Chinyol & Donna Family Trust, Newport Coast, CA  92660-5213 – 6.8941%.

Massachusetts Fund: Boston Safe Deposit & Trust Mellon Bank, P.O. Box 534005, Pittsburgh, PA 15253-4005 – 85. 6529%.

New York Fund: Boston Safe Deposit & Trust Mellon Bank, P.O. Box 3198, Pittsburgh, PA 15253- 3198 – 6.8979% ; Boston Safe Deposit & Trust Mellon Bank, P.O. Box 534005, Pittsburgh, PA 15253-4005 – 16.9541; Virginia Chen, Scarsdale, NY 10583-3114 – 6. 8009

            A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

Management Arrangements

            Investment Adviser. Dreyfus is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

            Dreyfus serves as the investment adviser for the Funds pursuant to an Investment Management Agreement (the “Investment Management Agreement”) between Dreyfus and the Trust, subject to the overall authority of the Board of Trustees in accordance with Massachusetts law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Funds. As investment manager, Dreyfus manages the Funds by making investment decisions based on each Fund’s investment objective, policies and restrictions. The Investment Management Agreement is subject to review and approval at least annually by the Board of Trustees.

            The Investment Management Agreement will continue from year to year with respect to each Fund provided that a majority of the Independent Board m embers and either a majority of all Trustees or a majority (as defined in the 1940 Act) of such Fund’s outstanding voting securities approve its continuance. The Trust may terminate the Investment Management Agreement upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to Dreyfus. Dreyfus may terminate the Investment Management Agreement upon 60 days’ written notice to the Trust. The Investment Management Agreement will terminate, as to the relevant Fund, immediately and automatically upon its assignment (as defined in the 1940 Act).

The following persons are officers and/or directors of Dreyfus: Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a Director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Jeffery D. Landau, Executive Vice President and a Director; Patrice M. Kozlowski, Senior Vice President – Corporate Communications; Gary E. Abbs, Vice President-Tax; Jill Gill, Vice President – Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice President – Information Systems; Kathleen Geis, Vice President; John E. Lane, Vice President; Dean M. Steigauf, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Robert G. Capone, Mitchell E. Harris, Cyrus Taraporevala,  and Scott E. Wennerholm, directors.

Portfolio Management . Dreyfus provides day-to-day management of each Fund’s portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Board. Dreyfus is responsible for the investment decisions, and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The portfolio managers of each Fund are Joseph Irace, Colleen Meehan and Bill Vasiliou, each of whom is employed by Dreyfus. Dreyfus also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by Dreyfus.

The Trust, Dreyfus and the Distributor have each adopted a Code of Ethics, that permits its personnel, subject to the Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund. Each Code of Ethics restricts the personal securities transactions of employees to ensure that such trading does not disadvantage any of the firms' other clients.  In that regard, portfolio managers and other investment personnel of Dreyfus must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon’s Investment Ethics Committee (the “Committee”). Portfolio managers and other investment personnel, who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

In managing the Fund, Dreyfus will draw upon BNY Mellon Cash Investment Strategies (“CIS”). CIS is a division of Dreyfus that provides investment and credit risk management services and approves all money market fund eligibility securities for each Fund and for other investment companies and accounts managed by Dreyfus or its affiliates that invest primarily in money market instruments. CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon’s central Risk Management Department (the “Risk Department”) as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS. In the event a security is removed from the "approved" credit list after being purchased by a Fund, the Fund is not required to sell that security.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Funds, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon’s central Risk Management Department) may have information that could be material to the management of a Fund and may not share that information with relevant personnel of Dreyfus. Accordingly, Dreyfus has informed management of the Funds that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Dreyfus will make investment decisions for a Fund as it believes is in the best interests of the Fund.  Investment decisions made for a Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates. Actions taken with respect to such other investment companies or accounts may adversely impact the Funds, and actions taken by a Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of a Fund. While the allocation of investment opportunities among the Funds and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Funds and the other investment companies and accounts and not solely based on such other interests.

BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of each Fund, are engaged in businesses and have interests other than that of managing the Funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by a Fund and the Fund's service providers, which may cause conflicts that could disadvantage a Fund.

            Expenses. The Investment Management Agreement with Dreyfus provides for a “unitary fee”. Under the unitary fee structure, Dreyfus pays all expenses of a Fund except: (i) brokerage commissions, (ii) taxes, interest and extraordinary expenses (which are expected to be minimal), and (iii) Rule 12b-1 fees, as applicable. Under the unitary fee, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to a Fund. Although, under the Investment Management Agreement, Dreyfus is not required to pay the fees and expenses of the Independent Board m embers (including counsel fees), Dreyfus is required to reduce its management fee by the amount of such fees and expenses. For the provision of such services directly, or through one or more third parties, Dreyfus receives as full compensation for all services and facilities provided by it, a fee computed daily and paid monthly at the annual rate of 0.45% of the value of each Fund’s average daily net assets. From time to time, Dreyfus may voluntarily waive a portion of the investment management fees payable by a Fund, which would have the effect of lowering the expense ratio of the Fund and increasing return to investors. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate. Expenses attributable to a Fund are charged against such Fund’s assets; other expenses of the Trust are allocated among the Funds on the basis determined by the Trustees, including, but not limited to, proportionately in relation to the net assets of each Fund.

            For the last three fiscal years, each Fund paid the following management fees:

For the Fiscal Year Ended June 30,

	2011	2010	2009

California Fund	474,980[1]	$685,799 [2]	$1,084 ,453 [3]

Massachusetts Fund	374,086[4]	$482,621 [5]	$764,423 [6]

New York Fund	885,260 [7]	$1,238,887 [8]	$1,454,688 [9]

1 . For the fiscal year ended June 30, 2011, the management fee payable by the Fund to Dreyfus, amounted to $474,980, which was reduced by $57,608 pursuant to an undertaking by Dreyfus, and by $5,237, which amount represented the Fund’s allocable share of the fees and expenses of the Independent Board members (including counsel fees), resulting in a net management fee of $412,135.

2. For the fiscal year ended June 30, 2010, the management fee payable by the Fund to Dreyfus amounted to $685,799, which was reduced by $84,134 pursuant to an undertaking by Dreyfus, and by $7,815, which amount represented the Fund’s allocable share of the fees and expenses of the Independent Board members (including counsel fees), resulting in a net management fee of $593,850.

3. For the fiscal year ended June 30, 2009, the management fee payable by the Fund to Dreyfus amounted to $1,084,453, which was reduced by $15,325, which amount represented the Fund’s allocable share of the fees and expenses of the Independent Board members (including counsel fees), resulting in a net management fee of $1,069,128.

4. For the fiscal year ended June 30, 2011, the management fee payable by the Fund to Dreyfus amounted to $374,086, which was reduced by $146,247 pursuant to an undertaking by Dreyfus and by $4,732, which amount represented the Fund’s allocable share of the fees and expenses of the Independent Board members (including counsel fees), resulting in a net management fee of $223,107.

5. For the fiscal year ended June 30, 2010, the management fee payable by the Fund to Dreyfus amounted to $482,621, which was reduced by $150,818 pursuant to an undertaking by Dreyfus, and by $7,543, which amount represented the Fund’s allocable share of the fees and expenses of the Independent Board members (including counsel fees), resulting in a net management fee of $324,260.

6. For the fiscal year ended June 30, 2009, the management fee payable by the Fund to Dreyfus amounted to $764,423, which was reduced by $20,173 pursuant to an undertaking by Dreyfus, and by $10,448, which amount represented the Fund’s allocable share of the fees and expenses of the Independent Board members (including counsel fees), resulting in a net management fee of $733,802.

7. For the fiscal year ended June 30, 2011, the management fee payable by the Fund to Dreyfus amounted to $885,260, which was reduced by $66,610 pursuant to an undertaking by Dreyfus and by $410,670, which amount represented the Fund’s allocable share of the fees and expenses of the Independent Board members (including counsel fees), resulting in a net management fee of $807,980.

8. For the fiscal year ended June 30, 2010, the management fee payable by the Fund to Dreyfus amounted to $1,238,887, which was reduced by $96,065 pursuant to an undertaking by Dreyfus, and by $18,106, which amount represented the Fund’s allocable share of the fees and expenses of the Independent Board members (including counsel fees), resulting in a net management fee of $1,124,716.

9. For the fiscal year ended June 30, 2009, the management fee payable by the Fund to Dreyfus amounted to $1,454,688, which was reduced by $23,895, which amount represented the Fund’s allocable share of the fees and expenses of the Independent Board members (including counsel fees), resulting in a net management fee of $1,430,793.

Distributor. The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s distributor on a best efforts basis pursuant to an agreement with the Trust which is renewable annually. The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.

Dreyfus may pay the Distributor for shareholder services from Dreyfus’ own assets, including past profits but not including the management fee paid by a Fund. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities brokers or dealers and other industry professionals (collectively, “Service Agents”) in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Funds instead of other mutual funds where such payments are not received. Consult a representative of your financial institution for further information.

Dreyfus or the Distributor may provide cash payments out of its own resources to Service Agents that sell shares of the Funds or provide other services. These additional payments may be made to certain Service Agents, including affiliates that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from Dreyfus’ or the Distributor’s own resources to Service Agents for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing”. From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a Fund to you. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds.

Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Trust’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the Trust, the handling of certain communications between shareholders and the Funds and the payment of dividends and distributions payable by the Funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for certain out-of-pocket expenses. This fee is paid to the Transfer Agent by Dreyfus pursuant to each Fund’s unitary fee structure.

            The Bank of New York Mellon ( the “Custodian”), an affiliate of Dreyfus, located at One Wall Street, New York, New York 10286, serves as the custodian of each Fund’s investments. Under custody agreement with the Trust, the Custodian holds each Fund’s portfolio securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Fund’s respective assets held in custody and receives certain securities transaction charges. The fee is paid to the Custodian by Dreyfus pursuant to each Fund’s unitary fee structure. The Transfer Agent and the Custodian have no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

HOW TO BUY SHARES

            General. Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor.  Each Fund’s shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a Service Agent. You will be charged a fee if an investment check is returned unpayable. Share s are issued   i n book-entry form only. It is not recommended that the Funds be used as vehicles for Keogh, IRA or other qualified retirement plans.

Each Fund reserves the right to reject any purchase order. None of the Funds will establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  The Funds will not accept cash, travelers’ checks, or money orders as payment for shares.

The minimum initial investment for each Fund is $25,000. Each Fund may waive its minimum initial investment requirement for new accounts opened through a Service Agent whenever Dreyfus Investments Division (“DID”) determines for the initial account opened through such Service Agent which is below a Fund’s minimum initial investment requirement that the existing accounts in the Fund opened through that Service Agent have an average account size, or the Service Agent has adequate intent and access to funds to result in maintenance of accounts in the Fund opened through that Service Agent with an average account size, in an amount equal to or in excess of $25,000. DID will periodically review the average size of the accounts opened through each Service Agent and, if necessary, reevaluate the Service Agent’s intent and access to funds. DID will discontinue the waiver as to new accounts to be opened through a Service Agent if DID determines that the average size of accounts opened through that Service Agent is less than $25,000 and the Service Agent does not have the requisite intent and access to funds. Subsequent investments must be at least $1,000 (or at least $100 in the case of persons who have held California Fund shares as of November 20, 1995, Massachusetts Fund shares as of May 8, 1996 or New York Fund shares as of December 8, 1995). The initial investment must be accompanied by a Fund’s Account Application.

Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in each Fund’s Prospectus and this SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients different fees. You should consult your Service Agent in this regard. As discussed under “Management Arrangements-Distributor”, Service Agents may receive revenue sharing payments from Dreyfus or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of a Fund instead of the mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds.

Federal regulations require that you provide a certified TIN upon opening or reopening an account. See “Dividends, Other Distributions and Taxes” and the Fund’s Account Application for further information concerning this requirement. Failure to furnish a certified TIN to a Fund could subject investors to a $50 penalty imposed by the IRS.

Net Asset Value Per Share. An investment portfolio’s NAV refers to a Fund’s share price on a given day. A Fund’s NAV is calculated by dividing the value of its net assets by the number of existing shares. The NAV for each Fund’s shares, which are offered on a continuous basis, is calculated on the basis of amortized cost, which involves initially valuing a portfolio instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Each Fund intends to maintain a constant NAV per share of $1.00, although there is no assurance that this can be done on a continuing basis. See “Determination of Net Asset Value”.

The offering price of Fund shares is their NAV. The NAV of a Fund is calculated once each business day at 12:00 noon, Eastern time.  Investments and requests to exchange or redeem shares received by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund before 12:00 noon, Eastern time, on each day that the NYSE is open for regular business (a “business day”) are effective, and will receive the price next determined, on that business day. Investment, exchange or redemption requests received after 12:00 noon, Eastern time, are effective, and receive the share price determined, on the next business day.

            Dreyfus  TeleTransfer Privilege. You may purchase Fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House (“ACH”) member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 12:00 noon, Eastern time, on any day that the Transfer Agent and the NYSE are open for regular business, Fund shares will be purchased at the share price determined on that day. If purchase orders are made after 12:00 noon. Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), Fund shares will be purchased at the share price determined on the next business day following such purchase order. To qualify to use the Dreyfus TeleTransfer  Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See “How to Redeem Shares – Dreyfus TeleTransfer Privilege”. Each Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders.  No such fee currently is contemplated.

            Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

            In-Kind Purchases. If the following conditions are satisfied, a Fund may at its discretion, permit the purchase of shares through an “in-kind” exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

            The basis of the exchange will depend upon the relative NAV of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about “in-kind” purchases, call 1-800- DREYFUS (1-516-794-5452 outside the U.S.).

HOW TO REDEEM SHARES

            General. You may request redemption of Fund shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund, the Fund will redeem the shares at the next determined NAV as described below.

You will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out (unless you have held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995). The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of a Fund or to wire or Dreyfus TeleTransfer  redemptions, for each of which a $5.00 fee may apply.  However, a Fund will waive this fee if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of such transaction is $50,000 or more. Service Agents may charge a fee for effecting redemptions of a Fund’s shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund’s then current NAV.

A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased Fund shares by check or by the Dreyfus TeleTransfer  Privilege and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay the redemption of such shares for a period of up to eight business days after the purchase of such shares. In addition, the Funds will not honor redemption checks (“Checks”) under the Checkwriting Privilege, and will reject requests to redeem shares by wire, telephone, online or pursuant to the Dreyfus TeleTransfer  Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check or the Dreyfus TeleTransfer  purchase order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or you otherwise have a sufficient collected balance in your account to cover the redemption request.  Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

Procedures. You may redeem shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege or the Checkwriting Privilege, which are granted automatically unless you specifically refuse them by checking the applicable “No” box on the Account Application. The Telephone Redemption Privilege and the Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form, or with respect to the Telephone Redemption Privilege, by oral request from any of the authorized signatories on the account by calling 1-800- DREYFUS (1-516-794-5452 outside the U.S.). You also may redeem shares through the Wire Redemption Privilege, or the Dreyfus TeleTransfer  Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents and institutions. Each Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. Each Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. Each Fund may modify or terminate any redemption Privilege at any time. Shares for which certificates have been issued are not eligible for the Checkwriting, Wire Redemption, Telephone Redemption or Dreyfus TeleTransfer Privilege.

The Telephone Redemption Privilege, the Wire Redemption Privilege, the Dreyfus TeleTransfer  Privilege, or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Funds will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Funds or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.

Regular Redemption. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 55263, Boston, Massachusetts 02205-5263. Redemption requests may be delivered in person only to a Dreyfus Financial Center. These requests will be forwarded to the appropriate Fund and will be processed only upon receipt thereby. For the location of the nearest financial center, you should call the telephone number listed on the cover of this SAI. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”), and the Stock Exchanges Medallion Program.

Redemption proceeds of at least $5,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

            Checkwriting Privilege. You may write Checks drawn on a Fund account. Each Fund provides Checks automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable “No” box on the Account Application.  Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your account and may be made payable to the order of any person in an amount of $1,000 or more ($500 for shareholders who have held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares or since December 8, 1995). An investor (other than one who has held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged $2.00 for each Check redemption. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor’s agent, will cause the Fund to redeem a sufficient number of full or fractional shares in the investor’s account to cover the amount of the Check and the $2.00 charge. The fee will be waived if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of the transaction is $50,000 or more. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

            If the amount of the Check, plus any applicable charges, is greater than the value of the shares in an investor’s account, the Check will be returned marked insufficient funds. Checks should not be used to close an account. Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon request or if the Transfer Agent cannot honor a Check because of insufficient funds or other valid reason. Such fees are not subject to waiver based on account balance or other factors. A Fund may return an unpaid Check that would draw your account balance below $5.00 and you may be subject to extra charges. Investors should date Checks with the current date when writing them. Please do not postdate Checks. If Checks are postdated, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

            Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor’s Agent, and reasonably believed by the Transfer Agent to be genuine. An investor (other than one who has held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged a $5.00 fee for each wire redemption, which will be deducted from the investor’s account and paid to the Transfer Agent. However, a Fund will waive the fee if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of such transaction is $50,000 or more.  Ordinarily, a Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form.  Redemption proceeds ($5,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and are usually borne by the investor.  Immediate notification by the correspondent bank to the investor’s bank is necessary to avoid a delay in crediting the funds to the investor’s bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under “Share Certificates: Signatures”.

Telephone or Online Redemption Privilege. You may request by telephone or online that redemption proceeds (maximum $250,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800- DREYFUS (1-516-794-5452 outside the U.S.).  This privilege is granted automatically unless you specifically refuse it.

Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds (minimum $1,000 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in the investor’s account at an ACH member bank ordinarily two business days after receipt of the redemption request. An investor (other than one who has held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged a $5.00 fee for each redemption effected pursuant to this Privilege, which will be deducted from the investor’s account and paid to the Transfer Agent. The fee will be waived if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of the transaction is $50,000 or more. Investors should be aware that if they have selected the Dreyfus TeleTransfer  Privilege, any request for a Dreyfus TeleTransfer  transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.

            Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. A fee may be imposed to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, STAMP, and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

            Redemption Commitment. The Trust has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from a Fund in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund’s portfolio is valued.  If the recipient sold such securities, brokerage charges would be incurred.

            Suspension of Redemptions. The right to redeem Fund shares may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings); (b) when trading in the markets the Trust normally uses is restricted or when an emergency exists as determined by the SEC so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of a Fund’s shareholders.

SHAREHOLDER SERVICES

Fund Exchanges. You may purchase, in exchange for shares of a Fund, shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence. Investors (other than those who have held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged a $5.00 fee for each exchange made out of a Fund, which will be deducted from the investor’s account and paid to the Transfer Agent. The fee will be waived if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of the transaction is $50,000 or more.

            Shares of other funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

                        A.        Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

                        B.        Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

                        C.        Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

                        D.        Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as “Purchased Shares”) may be exchanged for shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number. Any such exchange is subject to confirmation of a shareholder’s holdings through a check of appropriate records.

To request an exchange, an investor, or the investor’s Service Agent acting on the investor’s behalf, must give exchange instructions to the Transfer Agent in writing, by telephone or online. Before any exchange, investors must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-DREYFUS. The shares being exchanged must have a current value of at least $1,000; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless the investor checks the applicable “No” box on the Account Application, indicating that the investor specifically refuses this privilege. This privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-DREYFUS , or by oral request from any of the authorized signatories on the account, also by calling 1-800-DREYFUS . Investors who have previously established this privilege may telephone exchange instructions (including over the Dreyfus Express® voice response telephone system) by calling 1-800-DREYFUS . If calling from overseas, investors may call 516-794-5452. Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Exchange Privilege, Checkwriting Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TeleTransfer Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor.

            By using this privilege, the investor authorizes the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be the investor or a representative of the investor’s Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved. Shares issued in certificate form are not eligible for exchange. Exchanges out of a Fund pursuant to Fund Exchanges are limited to four per calendar year. The California Fund, the Massachusetts Fund and the New York Fund each reserves the right, upon not less than 60 days’ written notice, to charge shareholders who have held Fund shares since November 20, 1995, May 8, 1996, or December 8, 1995, respectively, a nominal fee for each exchange in accordance with Rules promulgated by the SEC.

Each Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to investors.

The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

            Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of certain other funds purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share as follows:

                        A.        Dividends and other distributions paid by a fund may be invested without a sales load in shares of other funds that are offered without a sales load.

                        B.        Dividends and other distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

                        C.        Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

                        D.        Dividends and other distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge (“CDSC”) and the applicable CDSC, if any, will be imposed upon redemption of such shares.

            For more information concerning this Privilege, or to request a Dividend Options Form, investors should call toll free 1-800- DREYFUS (1-516-794-5452 outside the U.S.) . Investors may cancel their participation in this Privilege by mailing written notification to The Dreyfus Family of Funds, P.O. Box 55263, Boston, Massachusetts 02205-5263. To select a new fund after cancellation, investors must submit a new Dividend Options Form. Enrollment in or cancellation of this Privilege is effective three business days following receipt. This Privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. Each Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DETERMINATION OF NET ASSET VALUE

            Valuation of Portfolio Securities. The valuation of the Funds' portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The Trust 's Board has established, as a particular responsibility within the overall duty of care owed to Fund investors, procedures reasonably designed to stabilize the Funds' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Funds' portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Funds' net asset value calculated by using available market quotations or market equivalents (including valuations obtained from one or more independent pricing services) deviates from $1.00 per share based on amortized cost. Other investments and assets will be valued at fair value as determined in good faith by the B oard.

NYSE and Transfer Agent Closings . The holidays (as observed) on which both the NYSE and the Transfer Agent are currently scheduled to be closed are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS AND DISTRIBUTIONS

            General. Each Fund ordinarily declares dividends from net investment income on each day that the NYSE is open for business. The Funds’ earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at NAV or, at an investor’s option, paid in cash. If an investor redeems all shares in his or her account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all of his or her Fund shares, that portion of the accrued dividends will be paid along with the proceeds of the redemption.  Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Funds will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. The Funds do not expect to realize any long-term capital gains or losses.  Investors may choose whether to receive dividends in cash or to reinvest them in additional Fund shares at NAV. All expenses are accrued daily and deducted before declaration of dividends to investors.

            Except as provided below, shares of a Fund purchased on a day on which the Fund calculates its NAV will not begin to accrue dividends until the following business day and redemption orders effected on any particular day will receive all dividends declared through the day of redemption. However, if immediately available funds are received by the Transfer Agent prior to 12:00 noon, Eastern time, investors may receive the dividend declared on the day of purchase. Investors will not receive the dividends declared on the day of redemption if a wire redemption order is placed prior to 12:00 noon, Eastern time.

TAXATION

See the prospectus and elsewhere in this SAI to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or to discuss state and local tax matters affecting the funds.  Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

Taxation of the Funds

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code, and intends to continue to so qualify if such qualification is in the best interests of its shareholders.  As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs," as defined below); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC.  However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test.  A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from certain enumerated passive income sources described in Code section 7704(d) and (iii) that would not satisfy the gross income test if it were a RIC.  Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a fund's assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test.  However, the U.S. Treasury Department has the authority to issue regulations (possibly with retroactive effect) treating a RIC's foreign currency gains as non-qualifying income for purposes of the good income test to the extent that such income is not directly related to the RIC's principal business of investing in stock or securities.

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the current rate of 35%, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and, for taxable years beginning before January 1, 2013 (unless such date is extended by future legislation), may be eligible for a 15% preferential maximum tax rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below).  In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year.  Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years.  Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.  A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax - Exempt Funds)

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing fund's earnings and profits. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less.  Distributions of "net capital gains," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain.  Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income.  The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any.  Under the Modernization Act, if a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year.  Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation.  Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Modernization Act) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares.  Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend.  Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Dividends paid by REITs are not generally eligible for the preferential maximum tax rate.  Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company ("PFIC") (discussed below).  Unless extended, this favorable provision will expire on December 31, 2012, and ordinary dividends will again be taxed at tax rates applicable to ordinary income.  In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend.  Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend.  Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of shares in a fund will give rise to a gain or loss.  Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares.  Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares.  Under the Modernization Act, this rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Legislation passed by Congress in 2008 requires the funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date.  The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election by shareholder, the funds will use the average cost method with respect to that shareholder .  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

PFICs

Funds that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for U.S. federal income tax purposes.  A fund that owns shares of a PFIC may be subject to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC.  To avoid this treatment, each fund owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year.  Such gains and losses are treated as ordinary income and loss.  Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (a "QEF"), in which case the fund will be required to include in its income annually its share of the QEF's income and net capital gains, regardless of whether the fund receives any distribution from the QEF.  If the QEF incurs losses for a taxable year, these losses will not pass through to the fund and, accordingly, cannot offset other income and/or gains of the fund.  A fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICS would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation.  Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return.  Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes

Investment income that may be received by a fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  Tax treaties between the United States and certain countries may reduce or eliminate such taxes.  If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or, as provided in the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (as is the case for a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund.  If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.  In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares.  Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through.  Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or a preferential rate of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Payments with Respect to Securities Loans

A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders.  With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by a fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a fund will not qualify as a foreign tax paid by such fund and therefore cannot be passed through to shareholders even if the fund meets the requirements described in "Non-U.S. Taxes," above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received.  Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year.  In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds.  Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation.  Interest payments are taxable when received or accrued.  The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.  Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received.  Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.  If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional debt instruments.

Certain Higher-Risk and High Yield Securities

A fund may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or are in default present special tax issues for a fund.  Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest.  These and other related issues would be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)

It is anticipated that substantially all of the dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends."  Such exempt-interest dividends will be exempt from federal income taxes.  It is possible, however, that a portion of the income dividends from such funds will not be exempt from federal income taxes.  Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities.  Distributions by such funds of capital gains will be treated in the same manner as described under "Taxation of Fund Distributions."  Recipients of Social Security and/or certain railroad retirement benefits who receive income dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits.  Shareholders will receive a Form 1040-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends.  Certain municipal or other tax-exempt funds may invest in municipal securities the income from which is subject to AMT.  Such funds will advise shareholders of the percentage of dividends, if any, which should be included in the computation of AMT.

Because the dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible.  Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds.  The income from such bonds may not be tax-exempt for such substantial users.  There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies.  A shareholder falling into any such category should consult its tax adviser concerning its investment in a fund that is intended to generate exempt-interest dividends.

As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Under the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities.  If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected.  In that event, such a fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

Investing in Mortgage Entities

Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt.  Such investments include residual interests in real estate mortgage investment conduits ("REMICs") and interests in a real estate investment trust ("REIT") which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code.  Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII.  This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI").  In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools.  Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Tax-Exempt Shareholders

Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.  As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

Each fund generally is required to withhold and remit to the U.S. Treasury Department a percentage of the taxable distributions and redemption proceeds paid to certain shareholders who fail to properly furnish the fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding.  Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.  All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT and, for calendar years before 2012, gains from sales or exchanges of "United States real property interests" ("USRPIs") generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special AMT in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions.  An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution.  In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).  In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund.  Notwithstanding the foregoing, gains recognized upon a disposition of fund shares in calendar years before 2012 will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code).

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

For calendar years before 2012, a distribution of a USRPI in redemption of a non-U.S. shareholder's shares of a fund generally will cause that fund to recognize gain if the fund is considered "domestically controlled."  If a fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.

For taxable years of a fund beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year).  However, depending on its circumstances, a fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form).  In the case of shares of a fund held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non- U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The Hiring Incentives to Restore Employment Act

            Under provisions of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act"), certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain foreign shareholders, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the U.S. Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts.  Further, a 30% withholding tax may apply in respect of "passthru payments" made by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations.  The HIRE Act will further impose a 30% withholding tax on certain payments to non-financial foreign entities.  The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of a fund, and/or certain of the fund's shareholders will not be subject to any of the above described withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in the fund.  To comply with the requirements of the HIRE Act, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners.  While the withholding tax provisions of the HIRE Act were to have been effective beginning in 2013, the U.S. Treasury Department and the IRS have indicated that future regulatory guidance will provide for a phased-in implementation of these provision, with withholding on withholdable payments, other than gross proceeds, to begin on January 1, 2014, withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2015, and withholding on certain "passthru payments" to begin on a date to be provided in future guidance, but no earlier than January 1, 2015.

            The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010.  The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a fund.

All non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

Possible Legislative Changes

            The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress.  Several provisions of the Code relating to the taxation of RICs and their foreign shareholders will expire at the end of 2011, and it is possible that those provisions could be legislatively extended.  Similarly, several preferential tax provisions discussed herein (including the taxation to individuals of qualified dividend income at capital gains rates, as well as certain preferential tax rates) are set to expire at the end of 2012, but may, through legislative action, be extended or otherwise modified.  Prospective investors should consult their own tax advisers regarding the status of any proposed legislation and the effect, if any, on their investment in a fund.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes.  Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

Shareholders should consult their own tax advisers regarding the state, local and foreign tax consequences of an investment in shares and the particular tax consequences to them of an investment in a fund.

PORTFOLIO TRANSACTIONS

General. Dreyfus assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. In cases where Dreyfus or a fund employs a sub-adviser, the sub-adviser, under the supervision of Dreyfus, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

Certain funds are managed by dual employees of Dreyfus and an affiliated entity in the BNY Mellon organization. Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity. In this regard, Dreyfus places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders. The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price. In choosing brokers or dealers, Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided;  (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (i.e., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

With respect to the receipt of research, the brokers or dealers selected may include those that supplement Dreyfus’ (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) research facilities with statistical data, investment information, economic facts and opinions. Such information may be useful to Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds. Information so received is in addition to, and not in lieu of, services required to be performed by Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate), and Dreyfus’ (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce Dreyfus’ (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

Investment decisions for the Fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, Dreyfus or its affiliates may, but not are not required to, aggregate (or " bunch") orders that are placed or received concurrently for more than one investment compan y of account and available investments or opportunities for sales will be allocated equitability to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. When transactions are aggregated, but it is not possible to receive the same price of execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price.

Dreyfus may buy for the Fund securities of issuers in which other investment companies or accounts advised by Dreyfus of BNY Mellon and its other affiliated have made, or are making, an investment in securities that are subordinate or senior to the securities purchased for the Fund. For example, the Fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the e xtent that the issuer experiences financial or operation al challenges which may impact the price of its securities and its ability to meet its obligations , decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise may raise conflicts of interests and Dreyfus and BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts, including the Fund.

To the extent that a fund invests in foreign securities, certain of a fund’s transactions in those securities may not benefit from the negotiated commission rates available to a fund for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between its accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Portfolio securities ordinarily are purchased from and sold to parties acting either as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

When transactions are executed in the over-the-counter market (i.e., with dealers), Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

All portfolio transactions of each money market fund are placed on behalf of the fund by Dreyfus. Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price.  The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to a fund and at spreads and commission rates (if any) that are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

When more than one fund or account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) to be equitable to each fund or account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as a fund or account is concerned. In other cases, however, the ability of a fund or account to participate in volume transactions will produce better executions for the fund or account.

When transactions are executed in the over-the-counter market (i.e., with dealers), Dreyfus will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

            The Funds paid no brokerage commissions for the fiscal years ended June 30, 2011, 2010, and 2009 .

            Regular Broker-Dealers. A Fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the Fund’s most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund’s portfolio transactions or (iii) sold the largest dollar amount of the Fund’s securities.

The following is a list of each Fund that acquired securities of its regular brokers or dealers for the fiscal year ended June 30, 2011, the issuer of the securities and the aggregate value per issuer, as of June 30, 2011, of such securities:

Fund	Name of Regular Broker Dealer	Aggregate Value Per Issuer
California Fund	J.P. Morgan Securities Inc.	$3,500,000

New York Fund	J.P. Morgan Securities Inc.	$10,000,000

            Disclosure of Portfolio Holdings. It is policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent selective disclosure of non-public information about such holdings. Each fund, or its duly authorized service providers, publicly discloses its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each fund, or its duly authorized service providers, may publicly disclose its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, at www.dreyfus.com. In addition, each money market fund, or its duly authorized service providers, may publicly disclose daily on the website its complete schedule of portfolio holdings as of the end of the previous business day.  Portfolio holdings will remain available on the website until the fund files a Form N-CSR or Form N-Q for the period that includes the date of the posted holdings.

            If a fund’s portfolio holdings are released pursuant to an ongoing arrangement with any party, such f und must have a legitimate business purpose for doing so, and neither the fund nor Dreyfus or its affiliates may receive any compensation in connection with an arrangement to make available information about the fund’s portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

            Funds may also disclose any and all portfolio holdings information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund’s custodian, auditors, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of a Fund’s portfolio holdings may be authorized only by the Trust’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Board.

INFORMATION ABOUT THE FUNDS/TRUST

            Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are without par value, have no preemptive or subscription rights, and are freely transferable.

            The Trust is a “series fund”, which is a mutual fund divided into separate funds, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one Fund is not deemed to be a shareholder of any other Fund. For certain matters shareholders vote together as a group; as to others they vote separately by Fund.  The Trustees have authority to create an unlimited number of shares of beneficial interest, without par value, in separate series. The Trustees have authority to create additional series at any time in the future without shareholder approval.

            Each share (regardless of class) has one vote. On each matter submitted to a vote of the shareholders, all shares of each Fund or class shall vote together as a single class, except as to any matter for which a separate vote of any Fund or class is required by the 1940 Act and except as to any matter which affects the interest of a particular Fund or class, in which case only the holders of shares of the one or more affected Funds or classes shall be entitled to vote, each as a separate class.

            The assets received by the Trust for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the Fund and the relative difficulty in administering each Fund. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution.

            Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of an independent registered public accounting firm. However, the holders of at least 30% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a Trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust’s outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.

            Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of Trustees from the separate voting requirements of Rule 18f-2.

            Each Fund will send annual and semi-annual financial statements to all of its shareholders.

            Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, has passed upon the legality of the shares offered by the Prospectus and this SAI.

            Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the Independent Board members .

            KPMG LLP, 345 Park Avenue, New York, New York 10154, was appointed by the Board of Trustees to serve as each Fund’s independent registered public accounting firm for the year ending June 30, 2012, providing audit services including (1) audit of the annual financial statements, (2) review and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed on behalf of each Fund.

APPENDIX A

RISK FACTORS—INVESTING IN CALIFORNIA MUNICIPAL BONDS

The following information is a summary of special factors affecting investments in California municipal bonds.  It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this SAI .  While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

Economy .  California's economy, the nation's largest and one of the largest and most diverse in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services.  The State, however, experienced a severe economic recession which began at the end of 2007, from which it is still slowly recovering.  Economic indicators show that California's economy was hit harder by the recession than the economies of most other states.  Still, signs indicate that economic growth in California began improving during the second half of 2009 and, like the nation, the economic recovery continued in 2011 but appeared to slow at mid-year.  For example, personal income increased for the sixth consecutive quarter in the first quarter of 2011.  After falling for six consecutive quarters, taxable sales turned around in the second half of 2009 and continued to improve through the first quarter of 2011.  The State's unemployment rate reached a high of 12.5% in late 2010.  The rate improved thereafter, falling to 11.7% in May 2011, but rose to 12% in July 2011.  For comparison, the U.S. unemployment rate at that time was 9.1%.

During the recent recession, the State experienced the most significant economic downturn since the Great Depression of the 1930s.  As a result of continuing weakness in the State economy, State tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls.  To exacerbate the problem, as California entered the recession, annual revenues generally were less than annual expenses, resulting in a "structural" budget deficit, which was due in part to overreliance on temporary remedies, including one-time revenues, internal borrowing, payment deferrals, accounting shifts and expenditure reduction proposals that did not materialize.  Most recently, however, the State's economy has grown slowly, and the 2011 Budget Act projects continuing growth in the State's major revenue sources from the recession's low point.

The State's housing sector began a meager recovery during 2009 and the early months of 2010 in response to the federal home buyers tax credit.  Existing home sales stabilized around the half-million unit rate (seasonally-adjusted and annualized) and the median sales price rose by 10% year-over-year to approximately $300,000.  However, the housing market indicators worsened during the middle of 2010 after the expiration of the federal home buyers tax credit.  Housing market indicators again appeared to stabilize during the early months of 2011.  Additional foreclosures may result from the resetting of interest rates on adjustable rate mortgages through 2012, the commencement of the requirement to begin repayment of principal with interest during the same period on mortgages that were previously in an interest-only mode, and the expiration of the mortgage foreclosure relief program.  The worst of the housing slump, though, was likely reached in 2009.  Home building permitting bottomed out early in 2009 and was up 22% year-over-year for 2010, but remained at a very low level—only about 40% of the pre-recession levels.  During the first five months of 2011, construction activity made modest gains with new home permitting rising almost 5% from the same months of 2010, and nonresidential construction value up 12%.

Since the beginning of 2010, the nation and California have been gradually recovering from the worst recession since the Great Depression.  gradually recovering.  National economic output grew as did personal income in both the State and the nation, and job growth resumed.  However, because of the magnitude of the economic displacement resulting from the recession, the State continues to face significant financial challenges.  There can be no assurances that the State will not continue to face fiscal stress and cash pressures and that such circumstances will not become more difficult, or that other impacts of the current economic situation will not further materially adversely affect the financial condition of the State.

Population .  The 2010 Census counted 37.3 million residents which represented 12% of the total United States population.  California's population is concentrated in metropolitan areas.  As of the 2000 census, 97% resided in the 25 major metropolitan statistical areas in the State.  As of July 1, 2010, the five-county Los Angeles area accounted for 48% of the State's population, with over 18.7 million residents, and the nine-county San Francisco Bay Area represented nearly 20%, with a population of nearly 7.5 million.

Recent Developments

On August 2, 2011, the President signed the Budget Control Act of 2011 ("BCA"), which requires the federal government to reduce expenditures by over $2 trillion over the next ten years.  The discretionary spending cuts from the first phase of the BCA total $25 billion in federal fiscal year 2012, $47 billion in federal fiscal year 2013 and $59 billion in federal fiscal year 2014.  Together with reductions in mandatory spending and related debt service reductions, the BCA included total reductions of $917 billion over the ten-year period from 2012-2021.  To achieve the remainder of the expenditure reductions, the BCA created a Joint Select Committee on Deficit Reduction that must develop a plan to achieve $1.2 to $1.5 trillion in additional expenditure reductions over this ten-year period.  As the specifics of the federal reductions have yet to be identified, a detailed assessment of the effect on the State cannot be fully made.

For July 2011, the State Department of Finance ("DOF") reported that preliminary State General Fund agency cash was $541 million below the 2011 Budget Act forecast of $5.867 billion.  This deficit includes $112 million in lower-than-projected corporation taxes and $166 million in lower-than-projected other revenues.  The 2011 Budget Act cash flow forecast included a $229 million unallocated revenue increase assumed as part of the overall $4 billion revenue increase.  However, the revenue forecast did not allocate this increased amount to individual categories of taxes (i.e., personal income, corporation, sale and use, etc.).  For cash flow projection purposes, the $4 billion increase was spread out each month over the fiscal year in a manner roughly reflecting the projected personal income tax collections in each month.  However, the DOF expects that the bulk of the additional revenue will be received in the months of December 2011 through June 2012.  The budget reduction trigger determination, discussed herein, to be made in December 2011 will be based on new revenue forecasts for Fiscal Year 2011-12 that will be produced later this year.  Individual monthly cash receipts early in the fiscal year may not be indicative of the outcome of subsequent revenue forecasts for the full fiscal year.

State Indebtedness and Financing

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies.  The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including RANs and revenue anticipation warrants ("RAWs").  State agencies and authorities also can issue revenue obligations for which the State General Fund has no liability.

General Obligation Bonds .  The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary.  General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the State General Fund and all debt service on general obligation bonds is paid from the State General Fund.  Under the State Constitution, debt service on general obligation bonds is the second charge to the State General Fund after the application of monies in the State General Fund to the support of the public school system and public institutions of higher education.  Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of August 1, 2011, the State had outstanding over $79.1 billion aggregate principal amount of long-term general obligation bonds, of which over $71.1 billion was payable primarily from the State General Fund and over $8.0 billion was payable from other revenue sources.  As of August 1, 2011, there were unused voter authorizations for the future issuance of approximately $38.4 billion of long-term general obligation bonds.  Of this unissued amount, over $1.30 billion is for bonds payable from other revenue sources.

A ballot measure will be submitted to the voters at the Statewide election on November 6, 2012 to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California's water supply systems, drought relief, and groundwater protection.  This legislation specifies that not more than one-half of the bonds may be sold before July 1, 2015.  Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding.  As of August 1, 2011, the State had outstanding over $4.84 billion in variable rate general obligation bonds (which includes a portion of the Economic Recovery Bonds ("ERBs") described below), representing about 6.1% of the State's total outstanding general obligation bonds as of that date.

Commercial Paper Program .  Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes.  Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds.  The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes.  Commercial paper notes are deemed outstanding upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the current bank credit agreement, the general obligation commercial paper program may have up to $1.57 billion in aggregate principal amount at any time.  As of August 1, 2011, $1.29 billion aggregate principal amount of general obligation commercial paper notes were outstanding.

Lease-Revenue Debt .  In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue borrowing.  Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions.  These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds.  In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors.  Certain of the lease-revenue financings are supported by special funds rather than the State General Fund.  The State had approximately $9.4 billion State General Fund-supported lease-revenue obligations outstanding as of August 1, 2011.  The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $12.1 billion authorized and unissued as of August 1, 2011.

Non-Recourse Debt .  Certain State agencies and authorities issue revenue obligations for which the State General Fund has no liability.  Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the State General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds.  The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities.  State agencies and authorities had approximately $59 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the State General Fund outstanding as of June 30, 2011.

Future Issuance Plans .  Since 2006, approximately $53.6 billion of new general obligation bonds, $12.1 billion of lease revenue bonds and $1.895 billion of Proposition 1A bonds have been authorized by voters and/or the Legislature.  These authorizations led to a substantial increase in the amount of State General Fund-supported debt outstanding, from $44.85 billion as of July 1, 2006 to $82.46 billion as of August 1, 2011, while still leaving current authorized and unissued bonds of about $49 billion.  In 2009 and 2010, over $35.07 billion of general obligation bonds, lease-revenue bonds and Proposition 1A bonds were sold.  Although bond issuance in the past two years has been at record levels, the size of future new money general obligation bond sales is expected to decrease as departments work to better utilize existing bond cash balances.  The State did not issue any general obligation or lease-revenue bonds in spring of 2011.  Based on current projections, approximately $2.3 billion of lease-revenue bonds will be issued in Fiscal Year 2011-12 and $3.2 billion of lease-revenue bonds will be issued in Fiscal Year 2012-13.  Although the 2011 Budget Act assumes $1.15 billion of general obligation bonds will be issued in fall of 2011, the actual amount of new issuance will depend on further analysis of departmental spending needs.

With the weakness in State General Fund revenues resulting from the economic downturn and the continued issuance of authorized but unissued new bond sales, the ratio of debt service on general obligation, lease-revenue, and Proposition 1A bonds supported by the State General Fund, to annual State General Fund revenues and transfers can be expected to increase in future years.  Based on the revenue estimates used for the 2011 Budget Act, in Fiscal Year 2011-12, the State General Fund debt ratio is estimated to equal approximately 7.7%.  The State General Fund debt ratio is calculated based on actual gross debt service, without adjusting for receipts from the U.S. Treasury for the state's current outstanding general obligation and lease-revenue BABs or the availability of any special funds that may be used to pay a portion of the debt service to help reduce State General Fund costs.  For Fiscal Year 2011-12, the total offset for general obligation bond debt service is estimated to equal approximately $1.1 billion.

Build America Bonds .  In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act in February 2009 ("ARRA") , which allowed municipal issuers such as the state to issue "Build America Bonds" ("BABs") for new infrastructure investments.  BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010.  Between April 2009 and through December 2010, the State issued a significant amount of BABs, including $13.54 billion of general obligation bonds and $551 million of lease revenue bonds.  The BAB subsidy payments from general obligation bonds are State General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose.  The aggregate amount of the subsidy payments to be received from Fiscal Year 2011-12 through the maturity of these bonds (mostly 20 to 30 years) is approximately $9.0 billion for the general obligation BABs and $309 million for the lease revenue BABs.  Federal legislative proposals have been made from time to time which would provide for future issuance of BABs (although at lower subsidy rates), but none have been enacted into law.

The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government.  As of August 1, 2011 the State has received all BABs cash subsidy payments to which it has been entitled, without offset.

Economic Recovery Bonds .  The California Economic Recovery Bond Act ("Proposition 57") was approved by voters at the Statewide primary election in March 2004.  Proposition 57 authorized the issuance of up to $15 billion of ERBs to finance the negative State General Fund reserve balance as of June 30, 2004 and other State General Fund obligations undertaken prior to June 30, 2004.  Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax that started July 1, 2004, but also is secured by the State's full faith and credit because the ERBs were approved by voters as general obligation bonds.  The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008.  No further ERBs can be issued under Proposition 57, except for refunding bonds.

Because of the sharp reduction in taxable sales as a result of the current economic recession, the 1/4¢ special sales tax revenues collected from the 1/4¢ tax dedicated to repayment of the ERBs decreased to a level that did not provide adequate coverage above the required debt service amounts.  This resulted in downgrades of the ratings of the ERBs and would have required debt service to be paid from reserve funds for at least some period of time.  In order to restore adequate coverage, the State restructured the ERB debt through the issuance of approximately $3.435 billion ERB refunding bonds on November 5, 2009.  The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs:  (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus state property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account ("BSA").  As of August 2011, funds from these sources have been used for early retirement of approximately $4.12 billion of bonds during Fiscal Years 2005-06 through 2011-12, including $472 million which was transferred from the BSA in Fiscal Year 2006-07 and $1.023 billion transferred from the BSA in Fiscal Year 2007-08.  As of August 1, 2011 a total of $7.42 billion of ERBs has been retired, leaving a principal balance of $6.79 billion.

The Governor suspended each of the Fiscal Years 2008-09, 2009-10, 2010-11 and 2011-12 BSA transfers due to the condition of the State General Fund. Legislation enacted as part of the 2010 Budget Act put a Constitutional amendment on the June 2012 statewide primary election ballot that, if approved, would strengthen the "rainy day" fund created by Proposition 58.  Although this proposed amendment would not change the $5 billion limit for ERB payments from the BSA, it is expected to make it more difficult to suspend future BSA payments and, therefore, would likely result in additional BSA related ERB redemptions.

Tobacco Settlement Revenue Bonds .  In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers (the "PMs") for payment of approximately $25 billion (subject to adjustment) over 25 years.  Under the MSA, half of the money will be paid to the State and half to local governments.  Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment.  Details in the MSA allow reduction of payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things.  Settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

In 2003, two separate sales of these assets financed with revenue bonds (the "2003 Bonds") produced about $4.75 billion in proceeds which were transferred to the State General Fund.  In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the State General Fund.  The back-up State guarantee was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 (the "2005 Bonds").  The back-up State guarantee now applies to the $3.14 billion of 2005 Bonds.

The MSA provides for a potential reduction to the PMs' payments under specified conditions relating to the loss of market share to non-participating manufacturers ("NPMs").  This potential reduction is called an "NPM adjustment."  The State disputes the PMs' right to an NPM adjustment for any year.  The MSA also allows the PMs to withhold any portion of their annual payments that is disputed, until such time as the dispute is resolved.  Since 2006, the annual amount of revenues received by the State has incurred some level of withholding (ranging from approximately $32.8 million to $62.0 million) based on the PMs' assertion of their right to receive an NPM adjustment.  For the first time since the bonds were issued, the reserve funds of each bond are anticipated to be used to make the required debt service interest payment due in December 2011.  The draw on the 2005 supplemental reserve funds is anticipated to be $5.3 million, leaving approximately $241 million in the reserve fund for the 2005 Bonds.  Further revenues in excess of debt service payments, if any, will be used to replenish the reserve funds of the 2005 Bonds.  The State General Fund is not obligated to replenish the reserve funds.  In addition, the State Attorney General is pursuing, in a multi-state arbitration, a determination compelling the PMs to pay the full amounts scheduled.

Cash Flow Borrowings and Management .  The majority of State General Fund revenues are received in the latter part of the State's fiscal year, whereas State General Fund expenditures occur more evenly throughout the fiscal year.  The State's cash flow management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets.  External borrowing is typically done with RANs that are payable not later than the last day of the fiscal year in which they are issued.  The State has issued RANs in all but one fiscal year since the mid-1980s to partially fund these timing differences.  RANs must mature prior to the end of the fiscal year of issuance.  If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year.  RANs and RAWs are both payable from any unapplied revenues in the State General Fund on their maturity date, subject to the prior application of such money in the State General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified State General Fund reimbursements.

The State started Fiscal Year 2010-11 with State General Fund cash and unused borrowable resources of approximately $8.8 billion, but without an enacted budget, which prevented the State from making payment for many programs which did not have continuing appropriations or constitutionally mandated payment obligations, and payments to a variety of suppliers of goods and services.  This allowed the State to conserve its cash resources, and, unlike Fiscal Year 2009-10, no RAWs had to be issued. Once the 2010 Budget Act was enacted, however, the State had to meet all its obligations that had remained unpaid in the absence of valid appropriations during the three months that the State had no approved budget, which totaled approximately $6.7 billion payable from the State General Fund.  The requirement that the State make up these payments created cash challenges for October and November 2010.  The State responded to these challenges by (1) enactment of a cash management bill accompanying the 2010 Budget Act that allows for short term deferrals of approximately $4.5 billion to help manage the cash flow during that period and (2) by issuing $6.7 billion of RANs on October 28, 2010 in a private placement with multiple financial institutions.  The State issued $ 10 billion of RANs to public investors on or about November 23, 2010 which will allow repayment of the RANs from unapplied resources.  The State's fiscal officers closely monitored developments throughout the fiscal year and were able to successfully manage the State's cash flow.

As a result of expenditure reductions enacted in March 2011 and improved revenue results, the State entered Fiscal Year 2011-12 in a better cash position than it had experienced for several years.  Timely enactment of the 2011 Budget Act allowed the State to carry out its normal cash flow borrowing early in the fiscal year.  In light of the uncertainty related to the federal debt limit situation, the State issued interim RANs of $5.4 billion in late July to provide sufficient cash for the early part of the fiscal year in case developments in the U.S. Congress disrupted the market for the 2011 RANs.  These interim RANs, which are scheduled to mature on November 22, 2011, will be paid from unapplied moneys in the State General Fund.  Issuance of the 2011 RANs will provide additional cash resources to the State General Fund which are expected to allow early repayment of the interim RANs.

In addition to the 2011 RANs, intra-year cash payment deferrals for Fiscal Year 2010-11 will be used, providing up to $5.7 billion of cash flow relief in certain months.  The State will also benefit from $1.7 billion of additional internal borrowable resources from the State Agency Investment Fund.  The State's fiscal officers will continue to monitor the daily receipts and disbursements in Fiscal Year 2011-12 as part of its normal cash management, and will develop additional cash solutions if necessary for any unforeseen challenges.

Ratings .  The current ratings of the State's general obligation bonds are "A1" from Moody's and "A-" from S&P and Fitch.

State Funds and Expenditures

The Budget and Appropriations Process .  The State's fiscal year begins on July 1 and ends on June 30.  The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year.  Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years.  Following the submission of the proposed budget, the Legislature takes up the proposal.  The Balanced Budget Amendment ("Proposition 58"), which was approved by voters in March 2004, requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.

The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor.  Pursuant to Proposition 25, enacted on November 2, 2010, and effective immediately, the Budget Act (or other appropriation bills and "trailer bills" which are part of a budget package) must be approved by a majority vote of each House of the Legislature.  (This was a reduction from a requirement for a two-thirds vote.)  The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill.  Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.  Appropriations also may be included in legislation other than the Budget Act.  Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.  Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

The State General Fund .  The monies of the State are segregated into the State General Fund and over 1,000 other funds, including special, bond and trust funds.  The State General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund.  The State General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.  The State General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties .  The Special Fund for Economic Uncertainties ("SFEU") is funded with State General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases.  Amounts in the SFEU may be transferred by the State to the State General Fund as necessary to meet cash needs of the State General Fund.  The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the State General Fund.  At the end of each fiscal year, the State is required to transfer from the SFEU to the State General Fund any amount necessary to eliminate any deficit in the State General Fund.  In certain circumstances, monies in the SFEU may be used in connection with disaster relief.  For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the State General Fund.  For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the State General Fund so as to show the total monies then available for State General Fund purposes.

The Budget Stabilization Account .  Proposition 58, approved in March 2004, created the BSA.  Beginning with Fiscal Year 2006-07, a specified portion of estimated annual State General Fund revenues (reaching a ceiling of 3% by Fiscal Year 2008-09) will be transferred into the BSA no later than September 30 of each fiscal year, unless the transfer is suspended or reduced.  These transfers will continue until the balance in the BSA reaches $8 billion or 5% of the estimated State General Fund revenues for that fiscal year, whichever is greater.  The annual transfer requirement will go back into effect whenever the balance falls below the $8 billion or the 5% target.  Proposition 58 also provides that one-half of the annual transfers shall be used to retire ERBs, until a total of $5 billion has been used for that purpose.  A total of $1.495 billion of the $5 billion amount has now been allocated for retirement of ERBs.

The 2007, 2008 and 2009 Budget Acts authorized the State to transfer funds from the BSA back into the State General Fund.  On January 10, 2008, the Fiscal Year 2007-08 balance of $1.495 billion was transferred from the BSA to the State General Fund.  On May 31, 2011, the Governor issued an Executive Order to suspend the September 30, 2011 transfer from the State General Fund to the BSA estimated at $2.7 billion based on the 2011 Budget Act.  This transfer suspension was necessary to alleviate the need for additional program cuts. The previous Governor had also suspended the State General Fund transfer to the BSA for Fiscal Years 2010-11 (approximately $2.8 billion), 2009-10 (approximately $2.8 billion), and 2008-09 (approximately $3.0 billion).There are currently no moneys in the BSA.

Inter-Fund Borrowings .  Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the State General Fund.  If State General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the State General Fund.  All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the State General Fund to do so.  Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds.  In general, when moneys transferred to the State General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed 10% of the total additions to such special fund, interest must be paid on such excess.  This provision does not apply to temporary borrowings from the BSA or other accounts within the State General Fund.  Enactment of Proposition 22 (discussed herein) prohibits future inter-fund borrowing from certain transportation funds.  As of June 30, 2011, there was estimated to be approximately $8.165 billion of loans from the SFEU and other internal sources to the State General Fund.

State Expenditures

State Appropriations Limit .  The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit").  The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes.  There are other various types of appropriations excluded from the Appropriations Limit, including appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative.  The Appropriations Limit may be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.  The Appropriations Limit is tested over consecutive two-year periods.  Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.  The DOF projects the Appropriations subject to limitation to be approximately $16.175 billion and $16.996 billion under the Appropriations Limit in Fiscal Years 2010-11 and 2011-12, respectively.

Pension Trusts .  The principal retirement systems in which the State participates are California Public Employees' Retirement System ("CalPERS") and the California State Teachers' Retirement System ("CalSTRS").

CalPERS administers the Public Employees' Retirement Fund ("PERF"), which is a multiple-employer defined benefit plan.  In addition to PERF, CalPERS also administers various other defined benefit plans.  As of June 30, 2010, PERF had 1,629,667 active and inactive program members and 513,623 benefit recipients.  The projected payroll for State employees covered by PERF for Fiscal Year 2009-10 was approximately $16.3 billion.  The State's contribution to CalPERS, through the PERF, has increased from $2.403 billion in Fiscal Year 2005-06 to $3.230 billion in Fiscal Year 2010-11, with an estimated $3.600 billion for Fiscal Year 2011-12.  In March 2011, the CalPERS Board reviewed the discount rate assumption as a result of recent changes to the CalPERS asset allocation, and adopted once again the use of a 7.75% discount rate (investment return) assumption.

CalSTRS administers the Teacher's Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP").  STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system.  As of June 30, 2010, the Defined Benefit Program had approximately 1,600 contributing employers, approximately 608,520 active and inactive program members and 243,796 benefit recipients.  State contribution to CalSTRS, through STRP, has increased from $500 million in Fiscal Year 2005-06 to $568 million in Fiscal Year 2010-11, with an estimated $653 million for Fiscal Year 2011-12.

CalPERS and CalSTRS have sustained substantial investment losses in recent years and face large unfunded future liabilities.  The most recent actuarial valuation of CalPERS, based on data through June 30, 2010, showed an accrued unfunded liability allocable to State employees of $24.1 billion on an actuarial value of assets basis, and $45.2 billion on a market value of assets basis.  CalSTRS reported the unfunded accrued liability of its Defined Benefit Program at June 30, 2010 at $56.02 billion on an actuarial value of assets basis, and $79.19 billion on a market value of assets basis.  The State also has an unfunded liability relating to retirees' post-employment healthcare benefits which was estimated at $59.9 billion at June 30, 2010, and which continues to increase.

According to CalSTRS, the biggest source of funding of the Defined Benefit Program is investment returns, and in calculating the actuarial value of assets, contributions for the past year are added to the actuarial value of assets at the end of the prior year; benefits and expenses are subtracted; an assumed rate of return is added (7.75%, down from 8.0% assumed in previous years), and as described below, a portion of market value gains and losses are added or subtracted.  The assumed investment rate of return on the Defined Benefit Program assets (7.75% per year (net of investment and administrative expenses)) and the assumed interest to be paid on refunds of member accounts (6.0% per year) are based in part on an inflation assumption of 3.0% (down from 3.25% assumed in previous years).  CalSTRS notes that the reduction in its 2010 investment and inflation assumptions caused the actuarial obligation to increase by $4.38 billion.

In 2010, CalSTRS concluded that its unfunded actuarial obligation will not be amortized over any future period and that the Defined Benefit Program is projected to have its assets depleted in about 30 years.  This was primarily due to lower investment returns since 2000, so that future revenue from contributions and appropriations would not be expected to be sufficient, based upon current assets, current revenues and all future experience emerging as assumed.  CalSTRS also determined that a supplemental contribution of 0.524% of creditable compensation will be required to be paid by the State beginning in Fiscal Year 2011-12 (commencing with the first quarterly payment due October 1, 2011) because as of June 30, 2010 there was an unfunded actuarial obligation.  The 2011 Budget Act included an appropriation related to this statutorily required supplemental contribution.

Welfare System .  The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 fundamentally reformed the nation's welfare system.  This Act included provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal non-citizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements.  federal authorization for the TANF program was scheduled to extend until at least September 3, 2011.

The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the AFDC and other similar welfare programs effective January 1, 1998.  Consistent with federal law, CalWORKs contains time limits on receipt of welfare aid.  The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.  The CalWORKs caseload projections are 587,000 and 590,000 cases in Fiscal Years 2010-11 and 2011-12, respectively.  Since CalWORKs' inception in January 1998, however, caseload is projected to have declined by approximately 36%.

As in prior years, California will fail to meet the work participation rate (at least 50% work participation among all families), and as a result, California's required Maintenance of Effort ("MOE") will be 80% of the federal fiscal year 1994 historic expenditures rather than the 75% MOE level California has been required to meet.  The 2010 Budget Act reflected an increase of MOE spending by $180 million in Fiscal Year 2010-11, to $2.9 billion, to reflect this penalty.  In March 2010, the federal government notified California that it did not meet the 2008 work participation rate requirements and assessed a penalty of $47.7 million.  Currently, the State is seeking relief from such penalty based on current economic conditions and/or a corrective action plan.  To the extent full or partial relief is not obtained, any penalty would not be assessed in Fiscal Year 2011-12 because the State will seek a corrective action plan.  In April 2011, the federal government notified California that it did not meet the 2009 work participation rate requirements and assessed a penalty of $113.6 million.  The State is currently disputing that penalty calculation.  If the dispute is unsuccessful, the State will seek relief based on the economic climate.  If that strategy does not fully waive the penalty, the State could enter into a corrective compliance plan.  Because of the lengthy process involved, the federal fiscal year 2009 penalty would not be assessed in Fiscal Year 2011-12.

Nationwide, the ARRA appropriated a combined total of $5 billion for a new TANF Emergency Contingency Fund ("ECF") for federal fiscal years 2009 and 2010.  A state can receive an ECF allocation for (i) caseload increases, (ii) increased expenditures for non-recurrent short term benefits, and/or (iii) increased expenditures for subsidized employment.  Through the ECF, a state can be reimbursed for 80% of expenditures in a fiscal year that exceed the level of state expenditures in each of these areas.  For the two-year period ending September 30, 2010, total State General Fund savings resulting from the ECF are estimated to be over $745 million.  The 2011 Budget Act includes a total of $940 million in State General Fund savings.

Health Care .  Medi-Cal, the State's Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage.  federal law requires Medi-Cal to provide a set of basic services such as doctor visits, hospital inpatient and outpatient care, hospice and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if the State chooses to provide any of numerous optional benefits.  The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits.  Approximately 4.3 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) are currently enrolled in managed care plans.  Average monthly caseload in Medi-Cal was 7.52 million in Fiscal Year 2010-11.  Caseload is expected to increase in Fiscal Year 2011-12 by approximately 161,474 (2.15%) to 7.68 million people.

Medi-Cal expenditures are estimated to be $54.6 billion ($12.4 billion State General Fund) in Fiscal Year 2010-11 and $45.5 billion ($14.7 billion State General Fund) in Fiscal Year 2011-12.  The net increase of $2.3 billion of Medi-Cal expenditures in Fiscal Year 2010-11 is due primarily to base cost increases of about $4.6 billion and savings of $2.3 billion resulting from various program reductions.

Unemployment Insurance .  The Unemployment Insurance ("UI") program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own.  The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker.  Due to the high rate of State unemployment, the employer contributions are not sufficient to cover the cost of the benefits to claimants.  In May 2011, the State reported that the UI Fund had a deficit of $6.2 billion at the end of 2009 and $9.8 billion at the end of 2010, and projected that, absent changes to the UI Fund financing structure, the UI Fund will have deficits of $11.1 billion at the end of 2011 and $12.7 billion at the end of 2012.

Commencing in January 2009, in accordance with federal law, the State began to fund deficits in the UI Fund through a federal loan to support benefit payments.  If the loan is repaid within the federal fiscal year in which it is taken, the State does not have to pay interest on the loan.  If the State is unable to repay the loan within the same year it is taken, then the State must pay interest on the borrowed funds.  However, the ARRA provides that interest will not begin to accrue until January 1, 2011, and repayment by the State would need to occur by September 30, 2011.  Although Congress extended long-term unemployment benefits, efforts to extend the interest waiver beyond December 31, 2010 were unsuccessful.  The 2011 Budget Act does not include funding to repay the loan prior to September 2011.  Therefore the State General Fund will be required to make an interest only payment of approximately $319.5 million for the period from January 1 through September 30, 2011.  The 2011 Budget Act authorizes a $319.5 million loan from the Unemployment Compensation Disability Fund to the State General Fund to pay for the UI interest expense.  This loan will be repaid by the State General Fund over the next four fiscal years resulting in a cost of approximately $79.9 million annually beginning in Fiscal Year 2012-13.

Local Governments .  The primary units of local government in the State are the 58 counties, which are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas.  There also are 480 incorporated cities and thousands of special districts formed for education, utility and other services.  The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval.  Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the State General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-12 schools and community colleges.  During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts.  However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

The 2004 Budget Act, related legislation and the enactment of Constitutional Amendment #4 ("Amendment No. 4"), approved by voters in 2004 as Proposition 1A, dramatically changed the State-local fiscal relationship.  These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act.  One change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle.  In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive.  This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past two years.  This arrangement continues without change in the 2010 Budget Act.

The Amended 2009 Budget Act authorized the State to exercise its authority under Proposition 1A to borrow an amount equal to about 8% of local property tax revenues, or $1.9 billion, which must be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State's payment obligations to a local government operated joint powers agency ("JPA").  The JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations.  Pursuant to Proposition 1A, the State is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA) no later than June 30, 2013.  The 2011 Budget Act includes $90.8 million for the interest payments that will be incurred in that fiscal year to be paid from the State General Fund.  Proposition 22, however, supersedes Proposition 1A and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources.  Allocation of local transportation funds cannot be changed without an extensive process.  Proposition 1A borrowing incurred as part of the Amended 2009 Budget Act is not affected by Proposition 22.

Trial Courts .  Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system.  The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties.  The State's trial court system will receive approximately $2.8 billion in State resources in Fiscal Year 2010-11 and $2.5 billion in Fiscal Year 2011-12, and $499 million in resources from the counties in each fiscal year.  The 2011 Budget Act reflects $367.4 million in State General Fund reductions, a $310.3 million transfer to the State General Fund from the Immediate and Critical Needs Account reflecting expenditure reductions related to a delay in court construction projects, and the reduction of $24.9 million in Fiscal Year 2010-11 for retirement and health care benefits for court employees.  The 2011 Budget Act also includes the realignment of $496 million in court security funding to counties as part of the Governor's proposal to realign court security.  These costs will be supported by sales tax revenues provided for county sheriffs.  The Fiscal Year 2010-11 budget for the trial courts includes $350 million in redevelopment agency tax increment funds to offset State General Fund costs and the Fiscal Year 2011-12 budget includes an offset of $41 million from excess property taxes from county offices of education.  In addition, legislation enacted in 2008 provides California's court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays.  The fees raised by this legislation are intended to support up to $5 billion in lease revenue bonds.  Additional legislative authorization is required prior to the issuance of such lease revenue bonds.

Proposition 98 .  On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act."  Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of State General Fund revenues.  Any amount not funded by local property taxes is funded by the State General Fund.  Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of State General Fund revenues, based on certain factors including cost of living adjustments, enrollment and per capita income and revenue growth.

Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.7% of the State General Fund tax revenues, based on Fiscal Year 1986-87 appropriations.  However, that percentage has been adjusted to approximately 38.6% to account for a subsequent redirection of local property taxes that directly affected the share of State General Fund revenues to schools.  Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the minimum funding formula for a one-year period.  Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools, but n o such transfers are expected for Fiscal Year 2010-11 or 2011-12.

The 2010 Budget Act suspended the Proposition 98 Guarantee by $4.1 billion in Fiscal Year 2010-11.  The suspension reduced the Proposition 98 Guarantee from the estimated minimum funding level of $53.8 billion down to a funded level of $49.4 billion, reflecting an additional veto reduction of $256 million.  The State General Fund share was $36.2 billion.  Per the Proposition 98 constitutional formula, the $4.1 billion owed was added to the outstanding maintenance factor balance and will be repaid over multiple years.  The 2010 Budget Act also included $300 million in settle-up payments that do not count towards the Fiscal Year 2010-11 Guarantee but reduce the settle-up owed at the end of Fiscal Year 2009-10 by a like amount.  In total, the Fiscal Year 2010-11 funding was $49.4 billion, down slightly from $49.5 billion in Fiscal Year 2009-10, excluding settle-up payments.  The 2011 Budget Act fully funds the Fiscal Year 2011-12 Proposition 98 Guarantee at $48.7 billion, of which $32.9 billion is from the State General Fund.

In 2004, legislation suspended the Proposition 98 guarantee, which, at the time the 2004 Budget Act was enacted, was estimated to be $2.004 billion.  That estimate, however, has been increased by an additional $1.6 billion due to subsequent revenue growth in the State General Fund.  This suspended amount is added to the existing maintenance factor.  This funding, along with approximately $1.1 billion in Fiscal Year 2005-06 was the subject of a lawsuit, which has recently been settled.  The terms agreed upon consist of retiring this approximately $2.7 billion obligation beginning in Fiscal Year 2007-08 with a $300 million payment, followed by annual payments of $450 million beginning in Fiscal Year 2008-09 until it is paid in full.  Due to the State's severe revenue decline, the Amended 2009 Budget Act suspended this payment for Fiscal Year 2009-10.  The 2010 Budget Act restarts the annual settlement payments by providing $30 million for Fiscal Year 2009-10 and $420 million for Fiscal Year 2010-11, a total of $450 million.

Appropriations for Fiscal Years 1995-96, 1996-97, 2002-03 and 2003-04 are estimated cumulatively to be $1.4 billion below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates.  Legislation enacted in August 2004 annually appropriates $150 million per year, beginning in Fiscal Year 2006-07, to repay prior year Proposition 98 obligations.  The current estimate of the remaining obligation is $1.5 billion.  The 2005 Budget Act funded $16.8 million toward these settle-up obligations, which reduced the first Fiscal Year 2006-07 settle-up appropriation, from $150 million to $133.2 million.  The 2006 Budget Act included this appropriation along with a $150 million prepayment of the Fiscal Year 2007-08 allocation.  Legislation related to the 2008 Budget Act suspends the Fiscal Year 2008-09 allocation.  As a result, the outstanding settle-up balance as of the 2008 Budget Act is $1.1 billion.  The February 2009 budget package used the $1.1 billion to pay for school district revenue limit costs in Fiscal Year 2008-09.  The Amended 2009 Budget Act has further clarified that Proposition 98 appropriations for Fiscal Year 2006-07 are $212 million below the amounts required by the Proposition 98 minimum guarantee.  This amount should be appropriated by the Legislature beginning in Fiscal Year 2014-15.  The final amount of settle-up owed for Fiscal Years 2009- 10 and 2010-11 is unknown until the Proposition 98 guarantee factors for that year are certified, usually a few years after the close of the fiscal year.

Constraints on the Budget Process .  Over the years, a number of laws and Constitutional amendments have been enacted that restrict the use of State General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets.  More recently, a new series of Constitutional amendments have affected the budget process.  These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources, and Proposition IA, approved in 2006, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.  These, and other recent Constitutional amendments, including two initiative measures approved in November 2010 that affect the budget process, are described below.

Proposition 58 (Balanced Budget Amendment).   Proposition 58, approved in 2004, requires the State to enact a balanced budget, establish a special reserve in the State General Fund and restricts future borrowing to cover budget deficits.  As a result, the State may have to take more immediate actions to correct budgetary shortfalls.  Beginning with the budget for Fiscal Year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance.  The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

Proposition 58 requires that a special reserve (the BSA) be established in the State General Fund.  The BSA will be funded by annual transfers of specified amounts from the State General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.  Proposition 58 also prohibits certain future borrowing to cover budget deficits.  This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing.  The restriction does not apply to certain other types of RANs or RAWs currently used by the State or inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004).   Approved in 2004, Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004.  Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing.  The amount borrowed is required to be paid back within three years.  The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years.  In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to Fiscal Year 2004-05 over a term of years.  The 2010 Budget Act defers payment of these claims and refinances the balance owed over the remaining payment period.  The remaining estimated cost of claims for mandated costs incurred prior to Fiscal Year 2004-05 is $900 million.  The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing  authority.  This borrowing generated $1.998 billion that was be used to offset State General Fund costs for a variety of court, health, corrections, and K-12 programs.

Proposition 49 (After School Education Funding).   An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters in 2002, and requires the State to expand funding for before and after school programs in public elementary and middle schools.  This increase was first triggered in Fiscal Year 2006-07, which increased funding for these programs to $550 million.  These funds are part of the Proposition 98 minimum-funding guarantee for K-14 education and can only be reduced in certain low revenue years.

Transportation Financing (Proposition IA of 2006).   On November 7, 2006, voters approved Proposition IA to protect Proposition 42 transportation funds from any further suspensions.  The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such suspension occurs, the amount owed by the State General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period.  The Budget Acts for Fiscal Years 2006-07, 2007-08, 2008-09, 2009-10 and 2010-11 all fully funded the Proposition 42 transfer and partially repaid two earlier suspensions (in Fiscal Years 2003-04 and 2004-05).  However, the 2011 Budget Act still includes $83 million to repay a portion of past suspensions.

Local Government Funds (Proposition 22 of 2010) .  Proposition 22 supersedes some parts of Proposition 1A, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and also prohibits changes in the allocation of property taxes among local governments designed to aid State finances.  Proposition 22 also supersedes Proposition IA in that it prohibits the State from borrowing sales taxes or excise taxes on motor vehicle fuels or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings.  Any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed.  Passage of this measure eliminates an estimated $850 million in State General Fund relief in Fiscal Year 2010-11, an amount which would have grown to over $1 billion by Fiscal Year 2013-14.  The inability of the State to borrow or redirect property tax or redevelopment funds will reduce the State's flexibility in reaching budget solutions in the future.  The State has used these actions for several billion dollars of solutions in some recent years.

Increases in Taxes or Fees (Proposition 26 of 2010) .  This ballot measure revises provisions in the State's Constitution dealing with tax increases.  The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the current practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote. Finally, any tax or fee adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if Proposition 26 were in place would be repealed after one year from the election date unless readopted by the necessary two-thirds vote. Passage of this measure is expected to have the same impact on transportation related taxes as Proposition 22.

Proposed Strengthening of Reserve Funds .  California's chronic budget crises have been driven by growing State spending commitments funded by temporary spikes in revenues.  When revenues return to their normal trend – or drop precipitously, as had been the case in the recent recession – the higher spending base cannot be sustained, and dramatic cuts to programs and/or tax increases have sometimes been required.  To help avoid these types of budget cycles in the future, a constitutional amendment will be placed before voters at the June 2012 presidential primary election.  If approved by the voters, this measure would place a limit on State spending if revenues in any fiscal year exceed a specified cap, by requiring such unanticipated revenues (after required payment of Proposition 98 obligations) to be spent only on designated purposes such as deposits to the budget reserve fund, repayment of existing debts or capital investment in infrastructure.  The measure would also strengthen existing law providing for annual deposits to the budget reserve fund, would increase the maximum size of the reserve fund from $8 billion to an amount equal to 10% of State General Fund revenues, and would tighten the rules by which moneys can be transferred from the budget reserve fund.

Sources of Tax Revenue

The severe economic downturn resulted in State General Fund revenues in Fiscal Year 2009-10 falling by approximately 16% from their peak in Fiscal Year 2007-08.  The State is currently emerging from the recession, and although the level of unemployment is still very high, economic growth is rebounding.  As a result, estimated State General Fund revenues in Fiscal Year 2010-11 ($94.2 billion) were expected to rebound by approximately 8.4% above the depressed Fiscal Year 2009-10 levels.  Future revenues will be affected by the expiration after Fiscal Year 2010-11 of temporary tax increases enacted in Fiscal Year 2009-10, which represented about $7 billion in receipts, as well as the expiration of certain one-time revenues which were obtained in Fiscal Years 2009-10 and 2010-11.

The 2009 Budget Act included several major changes in State General Fund revenues, include certain tax law changes intended to increase tax compliance and accelerate some revenues.  As part of the 2009 Budget Act, the following tax and fee increases were adopted: (i) the State General Fund sales and use tax rate was temporarily increased by 1 cent, from 5% to 6%.  This tax increase was in effect through June 30, 2011 and was expected to generate additional sales tax revenues of $4.299 billion in Fiscal Year 2009-10 and $4.223 billion in Fiscal Year 2010-11; (ii) VLF rates were temporarily increased from 0.65% to 1.15% with 0.35% going to the State General Fund.  This increase remained in effect through June 30, 2011 and was expected to generate additional revenues of approximately $1.386 billion in Fiscal Year 2009-10 and $1.472 billion in Fiscal Year 2010-11; (iii) a temporary addition of 0.25% to each personal income tax rate for tax years 2009 and 2010, which was expected to generate approximately $2.707 billion of additional State General Fund revenues in Fiscal Year 2009-10 and $1.073 billion in Fiscal Year 2010-11; and (iv) a temporary reduction in the income tax exemption credit for dependents to the amount provided for the personal credit for tax years 2009 and 2010 from $309 to $99 (tax year 2008 values), which was expected to generate approximately $1.429 billion of additional State General Fund revenues in Fiscal Year 2009-10 and $700 million in Fiscal Year 2010-11.

Enactment of Proposition 26 on November 2, 2010 will make it more difficult in the future for the State to raise fees and change taxes.

Personal Income Tax .  The California personal income tax, which accounted for 51.5% of State General Fund tax revenues in Fiscal Year 2009-10, is closely modeled after the federal income tax law.  It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1% to 9.3% (1.25% to 9.55% for tax years 2009 and 2010) that are adjusted annually based on the change in the Consumer Price Index.  Personal, dependent and other credits are allowed against the gross tax liability.  In addition, taxpayers may be subject to an alternative minimum tax ("AMT").  The personal income tax structure is highly progressive.  For instance, it is estimated that the top 1% of taxpayers paid 36.9% of the total personal income tax in the 2009 tax year. A proposal to add a 1% surcharge on taxable income over $1 million in addition to the 9.3% rate  (9.55% for tax years 2009 and 2010), became effective January 1, 2005.  The proceeds of the tax surcharge are required to be used to expand mental health programs.  The 2011 Budget Act projects that personal income taxes will account for 52.8% of State General Fund revenues and transfers in Fiscal Year 2010-11 and 57.0% in Fiscal Year 2011-12.

Taxes on capital gains, which are largely linked to stock market performance, add a significant dimension of volatility to personal income tax receipts.  Capital gains tax receipts accounted for 14.8% of State General Fund revenues and transfers in Fiscal Year 2009-10.  The 2011 Budget Act projects that capital gains will account for 4.4% of State General Fund revenues and transfers in Fiscal Year 2010-11 and 6.8% in Fiscal Year 2011-12.

Sales and Use Tax .  The sales and use tax, which accounted for 30.7% of State General Fund tax revenues in Fiscal Year 2009-10, is imposed upon retailers and consumers for the privilege of selling and using tangible personal property in California.  Most retail sales and leases are subject to the tax.  However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity.  Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.  The 2011 Budget Act projects that sales and use taxes will account for 28.6% of State General Fund revenues and transfers in Fiscal Year 2010-11 and 21.5% in Fiscal Year 2011-12.

As of July 1, 2011, the breakdown of the base State and local sales tax rate of 7.25% is as follows: 3 15/16% is imposed as a State General Fund tax; 1 1/16% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; 1.0% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for the city and county general-purpose use; and 0.25% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the ERBs.

Existing law provides that 0.25% of the basic State tax rate may be suspended in any calendar year upon State certification by November 1 in any year in which the both following occur: (1) the State General Fund reserve (excluding the revenues derived from the 0.25% sales and use tax rate) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast.  The 0.25% rate will be reinstated the following year if the State subsequently determines conditions (1) or (2) above are not met for that fiscal year.  The DOF estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2011.

Corporation Tax .  Corporation tax revenues, which accounted for 10.5% of State General Fund tax revenues in Fiscal Year 2009-10,  are derived from the following taxes and/or sources: (1) the franchise tax and the corporate income tax, which are levied at an 8.84% rate on profits; (2) banks and other financial corporations that are subject to the franchise tax plus an additional tax at the rate of 2% on their net income; (3) the AMT, which is imposed at a rate of 6.65%, is similar to the federal AMT and is based on a higher level of net income computed by adding back certain tax preferences; (4) a minimum franchise tax of up to $800, which is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax (new corporations are exempted from the minimum franchise tax for the first two years of incorporation); (5) Sub-Chapter S corporations, which are taxed at 1.5% of profits; and (6) fees paid by limited liability companies, which account for 2.8% of revenues (the constitutionality of these fees is currently being challenged in one pending litigation).  The 2011 Budget Act projects that corporation tax revenues will account for 10.5% of State General Fund revenues and transfers in Fiscal Year 2010-11 and 10.2% in Fiscal Year 2011-12.

As part of the 2009 Budget Act, the Legislature adopted certain additional tax benefits for corporations, affecting carryover of losses, sharing tax credits among affiliates, and changes to the unitary tax calculations for multinational corporations, all of which are to become effective in 2011 or later.

Insurance Tax .  The majority of insurance written in California is subject to a 2.35% gross premium tax.  For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles.  Exceptions to the 2.35% rate are certain pension and profit sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and non-admitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

The State Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance.  This ruling is expected to result in a total loss of $405 million spread over several years; the impact was $15 million in Fiscal Year 2008-09, $0 million in Fiscal Year 2009-10, $2 million in Fiscal Year 2010-11 and is estimated to be $239 million in Fiscal Year 2011-12 and $149 million in Fiscal Year 2012-13.

Other Taxes .  Other State General Fund major taxes and licenses include:  estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees.  The California estate tax is based on the State death tax credit allowed against the federal estate tax, and is designed to pick up the maximum credit allowed against the federal estate tax return.  The federal Economic Growth and Tax Reconciliation Act of 2001 phased out the federal estate tax by 2010.  It also reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004 and eliminated it beginning in 2005.  The provisions of this federal act sunset after 2010.  At that time, the federal estate tax was scheduled to be reinstated along with the state's estate tax.  The Federal Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, however, made changes to the estate tax for 2011 and 2012.  One of those changes was an extension of the elimination of the State estate tax credit, which had been in effect since 2005.

Special Fund Revenues .  The State Constitution and statutes specify the uses of certain revenue.  Such receipts are accounted for in various special funds.  In general, special fund revenues comprise three categories of income:  (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products;  (ii) charges for special services to specific functions, including such items as business and professional license fees; and (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).  Motor vehicle related taxes and fees are projected to account for approximately 34% of all special fund revenues in Fiscal Year 2011-12.  Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs.  In Fiscal Year 2011-12, $11.3 billion is projected to come from the ownership or operation of motor vehicles.  About $3.9 billion of this revenue is projected to be returned to local governments.  The remainder will be available for various State programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products .  Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87¢ per pack effective January 1, 1999.  At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco and snuff at a rate equivalent to the tax increase on cigarettes.  In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999.  The State's excise tax proceeds are earmarked for early childhood development, education, health, research and other programs.

American Recovery and Reinvestment Act .  The ARRA provides approximately $787 billion of economic stimulus actions in the form of direct payments from the federal government and tax relief to individuals and businesses nationwide.  The stimulus bill provides about $330 billion in aid to states, about $170 billion for federal projects and non-state aid, and about $287 billion of tax relief.  The State estimates ARRA will have an $85.5 billion effect in California, including $55.2 billion in aid and an additional $30.2 billion in tax relief.  As of March 31, 2011, the State has been awarded $768 million for labor and workforce development, $10.7 billion for education, $6.65 billion investment for transportation infrastructure, $3.0 billion for energy, $2.17 billion for science and technology, $1.7 billion for water and environment, $1.1 billion for housing, $673 million for public safety, $344 million investment for health and human services and $1.79 billion for other projects.

State Economy and Finances

Following a half decade of strong economic and revenue growth in the late 1990s and into 2000, during Fiscal Year 2001-02, as the State and national economies feel into a recession and the stock markets dropped significantly, the State experienced an unprecedented drop in revenues largely due to reduced personal income taxes from stock options and capital gains activity.  During Fiscal Years 2001-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits.  The State's economy rebounded strong during Fiscal Years 2004-2007, with the result that State General Fund revenues were substantially higher in each year than had been projected at the start of the year.  This allowed the budgets in those years to end with substantial positive balances.  The State continued to utilize a combination of expenditure cuts, cost avoidance, internal and external borrowings and one-time measures such as securitization of tobacco settlement revenues and sale of ERBs to produce balanced budgets.

During Fiscal Year 2007-08, the State faced a number of issues that affected the State General Fund, including (i) deterioration of revenues primarily as a result of weaker economic conditions; (ii) reduction in reserves by $500 million as a result of an adverse court ruling involving delayed payments to the State Teachers' Retirement Fund; and (iii) higher than expected Proposition 98 spending.  Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act were one-time actions.  It was projected that the State would end Fiscal Year 2007-08 with a total reserve of $858.5 million, compared with the original estimate of $4.1 billion in the 2007 Budget Act.  Subsequent projections estimated a total reserve at June 30, 2008 of $3.113 billion.  Legislation was adopted at a fiscal emergency special session to reduce expenditures in Fiscal Year 2007-08 and lower certain base expenditures for Fiscal Year 2008-09, which resulted in $4.3 billion of budget solutions for Fiscal Year 2007-08 and $2.7 billion of budget solutions in Fiscal Year 2008-09.

The 2008 Budget Act, combined with actions taken during the fiscal emergency legislative session, resolved the $17.3 billion budget deficit and was projected to provide a modest reserve of $1.7 billion, but projected a deficit of $1 billion for Fiscal Year 2009-10.  Since the enactment of the 2008 Budget Act, however, economic conditions in the State worsened considerably.  As a result of a dramatic decline in State General Fund revenues and the emergence of a $41.6 billion combined current and budget year State General Fund gap, the Governor called three special sessions of the Legislature on November 6, December 1, and December 19, 2008 to take actions on various budget items in order to reduce expenditures in Fiscal Year 2008-09 and address the State's cash shortage.

2009 Budget Act .  The State's budget for Fiscal Year 2009-10 was enacted in an unusual sequence.  Because of strong disagreement in the Legislature as to the amount of corrective actions which would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009.  At that time, amendments to the 2008 Budget Act were enacted along with, more than four months early, a full budget act for Fiscal Year 2009-10 (the "Initial 2009 Budget Act").  The State enacted $36 billion in solutions to what was then estimated to be a $42 billion State General Fund budget gap for Fiscal Years 2008-09 and 2009-10.  It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009.  These measures were all rejected by the voters.

As the recession deepened throughout the spring of 2009, revenues continued to erode and the budget again had fallen out of balance.  On July 1, 2009 the Governor declared a fiscal emergency and called a special session of the Legislature to solve the growing $24.3 billion deficit.  The Legislature passed on July 24, 2009, and the Governor signed on July 28, 2009 the Amended 2009 Budget Act.  The prior year's resources available balance in the Amended 2009 Budget Act reflected a net increase of $72 million for Fiscal Year 2008-09 since the 2008 Budget Act.  Under the Amended 2009 Budget Act, State General Fund revenues and transfers were projected to increase 6.4%, from a revised $84.1 billion in Fiscal Year 2008-09 to $89.5 billion in Fiscal Year 2009-10.  The Amended 2009 Budget Act contained State General Fund appropriations of $84.6 billion in Fiscal Year 2009-10, compared to $91.5 billion in Fiscal Year 2008-09, a 7.5% decrease.  As of the 2011-12 Governor's Budget, the actual reserve on June 30, 2010 was negative $6.113 billion, compared to a projected positive balance of $500 million when the Amended 2009 Budget Act was adopted.

The Amended 2009 Budget Act contained the following major State General Fund components:

1.                  Addressing the Deficit.   The $60 billion in budget solutions adopted for Fiscal Years 2008-09 and 2009-10 ($36 billion in solutions were adopted in February 2009 and $24 billion in July 2009) were wide-ranging and touched all three of the State's major revenue sources (personal income taxes, corporation taxes and sales and use taxes).  Spending cuts were implemented in virtually every State program that received State General Fund support.  The budget solutions included spending reductions of $31 billion and also included an estimated receipt of $8 billion of federal stimulus funds.  Additional solutions included $12.5 billion of tax increases and $8.4 billion of other solutions.

2.                  Federal Stimulus.   The Amended 2009 Budget Act assumed the receipt of at least $8 billion from the ARRA to offset State General Fund expenditures in Fiscal Years 2008-09 and 2009-10.

3.                  Proposition 98.   The Proposition 98 Guarantee for Fiscal Year 2009-10 was projected to be $50.4 billion, of which $35 billion was the State General Fund portion.  Currently, the Proposition 98 guarantee for Fiscal Year 2009-10 is projected to be $49.9 billion, of which $34.7 billion is the State General Fund portion.

4.                  K-12 and Higher Education.   The Amended 2009 Budget Act included $50.4 billion for K-12 education programs for Fiscal Year 2009-10 of which $35 billion was funded from the State General Fund.  The Amended 2009 Budget Act reflects a total funding of $20.9 billion, including $12.6 billion State General Fund and Proposition 98 sources for all major segments of Higher Education.

5.                  Health and Human Services.   The Amended 2009 Budget Act includes $24.8 billion in non-Proposition 98 State General Fund expenditures for Health and Human Service Programs for Fiscal Year 2009-10.  Due to the State's severe fiscal shortfall, the Amended 2009 Budget Act included $5.8 billion in proposed State General Fund expenditure reductions in Health and Human Services programs in Fiscal Year 2009-10.

6.                  Transportation Funding.   The Amended 2009 Budget Act included $1.441 billion of State General Fund expenditures to fully fund local transportation programs in Fiscal Year 2009-10.  Additionally, the Amended 2009 Budget Act directed $1.015 billion of funds from sales tax on fuels to offset costs of programs otherwise likely to be funded from the State General Fund such as debt service on transit bonds and other transportation programs.  Of this amount, approximately $878 million was for uses substantially similar to those that were the subject of litigation related to the 2008 Budget Act ( Shaw v. Chiang ), which resulted in the judicial invalidation of the use of those funds as appropriated.  Fuel excise tax revenues will be used to offset highway bond debt service thus providing increasing State General Fund relief beginning in Fiscal Year 2009-10 and growing in future years.  Remaining Public Transportation Account funds and new diesel sales tax revenues were used to offset transit bond debt service allowable under the court ruling in Fiscal Years 2009-10 and 2010-11.  After these two fiscal years, the statute provides for no further use of Public Transportation Account for debt service offset.

Additionally, $650 million of excise tax proceeds available from this legislation in Fiscal Year 2010-11 was proposed to be loaned to the State General Fund and repaid in three years.  The 2010 Budget Act assumes fuel excise tax revenues will be used to offset highway bond debt service, providing $491 million of State General Fund relief in Fiscal Year 2010-11.  Additionally, $225 million of Public Transportation Account funds and diesel sales tax revenues will be used to offset transit bond debt service allowable under the court ruling.  All of these actions are apparently prohibited by enactment of Proposition 22, although fund transfers which took place prior to November 3, 2010 are not affected.  Of the amounts of State General Fund solutions above, at least $850 million are not expected to be realized in Fiscal Year 2010-11.

Events after adoption of the Amended 2009 Budget Act, the State ended Fiscal Year 2009-10 with $87.0 billion in State General Fund revenues and transfers (compared to $89.5 billion projected in the Amended 2009 Budget Act) and expenditures of $87.5 billion (compared to $84.6 billion projected).

2010 Budget Act .  The 2010 Budget Act projected revenues and transfers to the State General Fund of $94.2 billion, with expenditures of $86.6 billion, leaving a balance on June 30, 2011 (after taking into account the negative beginning fund balance from June 30, 2010 of $6.3 billion) of $1.3 billion.  An estimated $19.3 billion budget gap was resolved with a combination of expenditure reductions (44%), federal funds (28%) and various other one-time receipts, loans and other solutions (28%).  The 2010 Budget Act also included special fund expenditures of $30.9 billion and Bond Fund expenditures of $7.9 billion.  Proposition 22 prohibited the operation of certain parts of the 2010 Budget Act, with a negative effect of an estimated $850 million on the then-current fiscal year and increased effects on future years.  The State projected that there will be multi-billion dollar budget gaps in future years, as temporary fiscal measures adopted in recent years have to be repaid or temporary tax increases expire at the end of the Fiscal Year 2010-11.

The 2010 Budget Act had the following significant State General Fund components:

1.                  Health and Human Services .  State General Fund expenditures were proposed to decrease by $853 million.  Some of the largest reductions included decreases of (i) $187.1 to the Department of Health Care Services by enrolling seniors and people with disabilities in managed care plans and deferring some payments, (ii) $365.7 million to the Department of Social Services from advances in TANF grants, (iii) $300 million to the Department of Social Services  in funding for in-home services due to assumed additional federal funds and (iv) a 3.6% across-the-board program reduction in assessed hours, and a reduced estimate of caseload volume

2.                  Corrections and Rehabilitation . A decrease of $820 million to the budget for the Medical Services Program implemented by the court-appointed Receiver for the State's prison system to reduce per-inmate medical costs to a level comparable to other states' correctional health-care programs, and a decrease of $200 million from projected reduction of inmate population.

3.                  Proposition 98 .  A decrease of $4.1 billion due to suspension of the Proposition 98 guarantee for education funding. Even with the suspension, the guaranteed funding level for K-14 education remains the same as in the prior year, and is higher with federal funding increases.

4.                  General Government .  A reduction of $1.6 billion in State employee compensation through collective bargaining agreements and other administrative actions.  A reduction of $449.6 million through a 5% workforce reduction and $130 million in associated operating expense and equipment savings.  A one-time reduction of $365 million by suspending most State mandates not related to elections, law enforcement, and property taxes.

2011-2012 Governor's Budget .  The 2011-12 Governor's Budget projected that Fiscal Year 2010-11 would end with an $8.2 billion deficit, compared to the assumption of a $1.5 billion budget reserve balance in the 2010 Budget Act.  Among the reasons for this change were failure to obtain as much federal assistance as had been anticipated, and other budget solutions which failed to materialize.  Looking toward the combined two-year period of Fiscal Years 2010-11 and 2011-12, the 2011-12 Governor's Budget projected a budget gap of about $25.4 billion which had to be addressed, and which would leave a budget reserve at June 30, 2012 of about $950 million.

The 2011-12 Governor's Budget solutions had several major components, including: (i) expenditure reductions totaling about $12.5 billion, some of which were planned to be accomplished by replacing State General Fund resources with other moneys and the elimination of redevelopment agencies; (ii) a five-year extension of temporary increases in personal income taxes, sales and use taxes and vehicle license fees and a reduction in dependent exclusions from personal income taxes, totaling $14 billion (these temporary surcharges had been enacted in 2009 and were scheduled to expire June 30, 2011); and (iii) a permanent realignment of certain State functions to local governments, which was to be financed for the first five years by dedication of certain of the above tax extensions.

Intensive negotiations between Legislative leaders and the Governor in the period immediately following release of the 2011-12 Governor's Budget resulted in partial adoption of the Governor's proposals.  By mid-March, the Legislature had enacted, largely by majority vote, a series of bills adopting substantial and permanent expenditure reductions and other solutions totaling about $13 billion.  Most of these bills were signed by the Governor at the time.  Most significantly, there was no agreement to place the tax extensions proposed by the Governor on the June ballot.  Therefore, as the entire budget gap was not closed, no final budget package was adopted in March.

On May 16, 2011, the Governor released the May Revision to his proposed 2011-12 Budget.  At that time, the Governor estimated that the remaining budget gap to be closed had been reduced from $25.4 billion to $9.6 billion, plus a target for a $1.2 billion reserve at the end of Fiscal Year 2011-12, so that $10.8 billion in solutions still had to be enacted.  The main reasons for the reduced budget gap were enactment of about $13 billion of solutions in March and more favorable revenue estimates, totaling approximately $6.6 billion.  The Governor made certain modifications to his budget proposals from January, but continued to seek an early ballot measure to extend the expiring tax surcharges, although this proposal was reduced somewhat in light of the newly improved revenue projections.  Following release of the 2011-12 May Revision, the Legislature and Governor continued to be unable to reach agreements which required a two-thirds vote, particularly any actions leading to extension of the tax surcharges.  On June 15, 2011, the Legislature by majority vote adopted a budget bill, which was vetoed the next day by the Governor vetoed this bill the next day.

By the end of June, preliminary cash results for the State General Fund's main tax sources for May and part of June were ahead of the 2011-12 May Revision projections.  The additional revenues for May and June were estimated at $1.2 billion.  The Legislature and DOF agreed that if the trend of better-than-projected revenues continued, about $4 billion of additional revenue could be received for Fiscal Year 2011-12.  The combined $5.2 billion of additional revenues above the 2011-12 May Revision projection was enough to close the remaining budget gap.  However, a "trigger mechanism" (described below) was included in the 2011 Budget Act to reduce spending automatically if an updated forecast of full-year revenues in mid-December 2011 showed that there would be at least a $1 billion shortfall compared to the 2011 Budget Act estimate.

2011 Budget Act .  The 2011 Budget Act, enacted on June 30, 2011, projects that the State will end Fiscal Year 2011-12 with a $543 million State General Fund reserve.  State General Fund revenues and transfers for Fiscal Year 2011-12 are projected at $88.5 billion, a reduction of $6.3 billion compared with Fiscal Year 2010-11.  State General Fund expenditures for Fiscal Year 2011-12 are projected at $85.9 billion, a reduction of $5.5 billion compared to the prior year.  The 2011 Budget Act also includes special fund expenditures of $34.2 billion and bond fund expenditures of $9.4 billion.

The estimated State General Fund revenue reflects a combination of factors, including expiration of temporary taxes and surcharges (which totaled approximately $7.1 billion in Fiscal Year 2010-11) and transfer of about 1.0% of the State sales tax rate to local governments.  Offsetting these reductions was improved revenue estimates for the remaining State tax sources.  Expenditures reflected increases needed to offset the termination of federal stimulus funding under the ARRA, which supported about $4.2 billion of State General Fund programs in Fiscal Year 2010-11.  The 2011 Budget Act closed a projected budget gap of $26.6 billion over the two Fiscal Years 2010-11 and 2011-12, for a total of $27.2 billion in solutions (including a combination of expenditure reductions, additional revenues, and other solutions) and improved revenue results for the State's tax base.

In addition to the major solutions described above, the 2011 Budget Act contains the following major State General Fund components:

1.         P roposition 98 .  The Proposition 98 guarantee for Fiscal Year 2011-12 is $48.7 billion, of which $32.9 billion is funded from State General Fund.  The Proposition 98 guarantee was not suspended for Fiscal Year 2011-12.  Transferring 1.0625% of the State sales tax to local governments as part of the realignment legislation reduced the Proposition 98 guarantee by $2.1 billion in Fiscal Year 2011-12.  Other budget legislation would protect K-14 schools from this reduction by seeking a future ballot measure to provide additional funding.

2.         K-12 Education .  A total of $35.8 billion for K-12 education programs for Fiscal Year 2011-12, of which $34.3 billion is funded from the State General Fund.  The remaining funds include special and bond funds.

3.         Higher Educat ion .  Total funding of $11.1 billion, including $10.2 billion from the State General Fund and Proposition 98 sources, for all major segments of Higher Education.  The remaining funds include special and bond funds.

4.         Health and Human Services .  Total funding of $37.1 billion, including $23 billion from the State General Fund, for Health and Human Services programs.  The remaining funds include special and bond funds.

5.         Prison Funding .  Total funding of $9.8 billion from the State General Fund for the California Department of Corrections and Rehabilitation.

6.         Redevelopment Agencies .  Legislation enacted as part of the 2011 Budget Act eliminates redevelopment agencies but optionally allows them to continue in existence if their sponsoring entity pays a fee to local schools and certain special districts.  For those redevelopment agencies that are dissolved, the property tax increment they would have received, after payment of redevelopment debt obligations, will be paid to local agencies and school districts according to their base property tax allocations.  The 2011 Budget Act reflects an allocation of $1.7 billion of these funds to offset K-14 Proposition 98 State General Fund expenditures in Fiscal Year 2011-12.  It is uncertain at this time which local agencies will choose to participate in the alternative redevelopment program and which redevelopment agencies will dissolve.  If most agencies dissolve, the maximum amount of property tax that would flow to schools and offset State General Fund costs in Fiscal Year 2011-12 would be approximately $1.1 billion, but this funding level would continue and eventually grow in future years and continue to offset State General Fund Proposition 98 costs.  If most agencies participate in the alternative program, the one-time offset of State General Fund costs is estimated to be $1.7 billion in Fiscal Year 2011- 12.

7.         Realigning Services to Local Governments .  The 2011 Budget Act includes a major realignment of public safety programs from the State to local governments.  The implementation of the Community Corrections Grant Program will move lower-level offenders from State prisons to counties and reduce the number of parole violators in the State's prisons.  Other realigned programs include local public safety programs, mental health, substance abuse, foster care, child welfare services, and adult protective services.  The 2011 Budget Act funds the $5.6 billion realignment using two fund sources:  (1) the dedication of 1.0625 cents of the existing State sales tax rate ($5.1 billion) and (2) the redirection of vehicle license fee revenues ($453.4 million).  As a result of the realignment, the State expects State General Fund savings from the realigned programs to be about $2.6 billion in Fiscal Year 2011-12 (primarily from a reduction in the Proposition 98 guarantee).

The 2011 Budget Act recognizes the potential risk to the State's fiscal condition if the projected revenues do not materialize by including a "trigger mechanism" to provide certain automatic expenditure reductions if subsequent Fiscal Year 2011-12 revenue projections are more than $1 billion lower than projected under the 2011 Budget Act.  The first step in this process will be a determination by the DOF by December 15, 2011 forecasting whether revenues will meet the 2011 Budget Act projections.  If revenues are projected to fall short of expectations by an amount between $1 billion and $2 billion (first "tier"), a fixed amount of $601 million in cuts to higher education, health and human services, and public safety would be implemented beginning in January 2012.  If revenues are projected to fall short by more than $2 billion (second "tier"), additional cuts would occur.  A fixed amount totaling $320 million in cuts would come from eliminating the home-to-school transportation program and reducing community college apportionments.  Up to an additional $1.5 billion in cuts would come from shortening the school year by up to seven days, but this cut would be done on a proportionate scale of approximately seventy-five cents in reduction for every dollar of revenue that does not materialize past the $2 billion threshold, up to a maximum of approximately $1.5 billion in reductions.  As noted, once the $1 billion or $2 billion dollar shortfall tiers are reached, the entire trigger reduction for each tier is made (not proportionate), except for shortening of the school year.

Under the legislation, the maximum of $2.5 billion of trigger reductions would not be equal to the full amount of a possible maximum projected revenue shortfall.  Absent other offsetting factors or other corrective actions, the remaining shortfall (including any identified shortfall of less than $1 billion) would be paid by the State General Fund reserve or carried over to Fiscal Year 2012-13.

Litigation

The State is a party to numerous legal proceedings.  The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Budget Related Litigation .  In Robles-Wong, et al. v. State of California plaintiffs challenge the constitutionality of the State's "education finance system."  Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators and the California School Boards Association, allege the State has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the State from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court.  It is currently unknown what the fiscal impact of this matter might be upon the State General Fund. In a related matter, Campaign for Quality Education et al. v. State of California , plaintiffs also challenge the constitutionality of the State's education finance system. The court issued a ruling that there was no constitutional right to a particular level of school funding. The court allowed plaintiffs to amend their complaint with respect to alleged violation of plaintiffs' right to equal protection.

In California School Boards Association v. State of California , the plaintiff, alleges, among other things, that two budget trailer bills enacted in October 2010 as part of the 2010-11 Budget violate the California Constitution provision which requires that a statute embrace one subject expressed in its title.  Specifically, plaintiff alleges that State Law entitled "State government" and State Law entitled "Education finance" are comprehensive bills containing dozens of sections, including appropriations, amendments, and new laws that are not expressed in their titles.  One provision contains a $340 million reduction in an education appropriation, approximately $5 billion in payments deferred to next fiscal year, and hundreds of millions of dollars in reversions to the general fund.  If the court declares the provision as unconstitutional, these fiscal provisions may be declared void.

The 2011 Budget Act and related legislation provided $1.7 billion in reduced State General Fund school expenditures to be facilitated by payments from communities with redevelopment agencies.  Related legislation initially restricts redevelopment agency actions to create new debt and then dissolves them.  Under the legislation, communities have until October to opt into the payments under the 2011 Budget Act, or the redevelopment agencies will become subject to dissolution.  On July 18, 2011, California Redevelopment Association et al. v. Ana Matosantos, et al. was filed in the California Supreme Court.  The plaintiffs requested the court to nullify this legislation and to stay the effectiveness of two related bills.  Both the State and the plaintiff requested the California Supreme Court take the case and hear it on an expedited basis.  On August 11, 2011, the California Supreme Court agreed to hear the case and agreed to an expedited process designed to provide a decision by January 15, 2012.  The California Supreme Court also issued an order granting a stay of the relevant provisions of the two bills.  The expedited schedule for a decision preserves the potential for the budget solution to be achieved in this fiscal year.

Petitioners in California Redevelopment Association, et al. v. Genest, et al. , also challenge the constitutionality of the legislation requiring local redevelopment agencies to remit a total of $1.7 billion in Fiscal Year 2009-10 and $350 million in Fiscal Year 2010-11 to county education funds.  Petitioners are asking the trial court to enjoin implementation of the legislation.  A second case, County of Los Angeles, et al. v. Genest, et al. , challenging the constitutionality of this legislation and seeking to enjoin its implementation has been filed by seven counties.  The trial court denied the petitions in both matters, and petitioners in the California Redevelopment Association matter appealed.  The appellate court denied petitioners' request for a stay pending resolution of the appeal.

In several cases, petitioners challenge the Governor's executive orders directing the furlough without pay of State employees.  The first order, issued on December 19, 2008, directed furloughs for two days per month, effective February 1, 2009 through June 30, 2010.  The second, issued on July 1, 2009, required a third furlough day per month, effective through June 30, 2010.  On July 28, 2010, the Governor issued a new executive order requiring furloughs for three days per month beginning August 1, 2010, until a new budget was adopted and the State determined that it had sufficient cash flow to pay for essential services.  On October 4, 2010, the California Supreme Court, ruling in three consolidated cases, upheld the validity of the two day per month furloughs implemented by the Governor's December 2008 order on the ground that the Legislature had ratified these furloughs in enacting the revisions to the 2008 Budget Act.  ( Professional Engineers in California Government ("PECG"), et al. v. Schwarzenegger, et al .)  The ruling affirmed a judgment rendered by the trial court in these three cases, which had challenged the furloughs. ( PECG v. Schwarzenegger ; California Attorneys, Administrative Law Judges and Hearing Officers in State Employment v. Schwarzenegger, et al. ; and Service Employees International Union, Local 1000 v. Schwarz enegger, et al. )

Various other actions are pending with respect to other challenges to these executive orders, including challenges to the application of the furlough to certain classes and types of employees, the accrual of furlough time, procedural violations concerning the promulgation of the order and unlawful interference with constitutionally mandated obligations to certain plan participants.

In a separate action, Schwarzenegger; et al. v. Chiang, et al. , the Governor is seeking an order to compel the State Controller to implement the reduction in wages as a result of the reduced work time (furlough) with respect to employees of other Statewide elected executive branch officers, including the Lieutenant Governor, State Controller, Secretary of State, State Treasurer, Superintendent of Public Instruction, Insurance Commissioner, and Attorney General.  The trial court ruled in favor of the Governor, and various parties appealed.  The appellate court affirmed the trial court ruling.

In TOMRA Pacific, Inc . et al. v. Chiang, et al. , plaintiffs challenge three transfers totaling $415.7 million from a special State recycling fund to the State General Fund, asserting that the transfers have interfered with the operation of the recycling program for which the special fund was created, in violation of State law.  In California Chamber of Commerce et al. v. Chiang et al. , which has been consolidated with the TOMRA case, plaintiffs challenge these same transfers on the grounds that their inclusion violates the provision of the State Constitution that requires that a statute embrace one subject.  On June 15, 2010, the trial court issued a ruling denying the plaintiffs' requests for a writ of mandate in both cases, and plaintiffs appealed.

Tax Refund Cases .  Nordstr om, Inc. v. State of California and Franchise Tax Board challenges the validity of California's second Voluntary Compliance Initiative ("VCI2"), which expires at the end of October 2011.  VCI2 offers taxpayers who have engaged in abusive tax avoidance transactions and certain overseas arrangements, the opportunity to file amended returns and pay the taxes due in exchange for a waiver of all penalties to which a taxpayer might otherwise be subject, including possible criminal prosecution.  VCI2 requires participants to waive all rights to further review of the propriety of the transactions or arrangements they participated in.  Affected taxpayers who do not participate in VCI2 remain subject to all penalty and interest assessments otherwise applicable.  Among other things, plaintiff claims that the required waiver of further administrative and/or judicial review is a violation of its right to due process under the federal and State constitutions.  An adverse ruling, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $270 million, on projected accelerated tax revenues for VCI2 for Fiscal Year 2011- 2012.

Six actions have been filed contending that the Legislature's modification of part of the State's tax code that implemented the double-weighting of the sales factor in California's apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional.  Kimberly-Clark Worldwide, Inc., et. al. v. Fr anchise Tax Board ; Gillette Company and Subsidiaries v. Franchise Tax Board ; Proctor & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board ; Sigma-Aldrich, Inc. and Affiliates v. Franchise Tax Board ; RB Holdings (USA), Inc. v. Franchise Tax Boa rd and Jones Apparel Group v. Franchise Tax Board , now consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board .   An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims in excess of $750 million.  The trial court has ruled in favor of the State in each matter.  An appeal is pending.

A pending case challenges the imposition of limited liability company fees by the Franchise Tax Board.  Bakersfield Mall LLC v. Fra nchise Tax Board , was filed as a class action on behalf of all limited liability companies operating in California and is pending in the trial court.  A second lawsuit that is virtually identical to Bakersfield Mall has been filed, and also seeks to proceed as a class action.  CA-Centerside II, LLC v. Franchise Tax Board .  If either case proceeds as a class action, the claimed refunds would be significant.

Nortel Networks Inc. v. State Board of Equalization and Lucent Technologies, Inc. v. State Board of E qualization ("Lucent I") ,  tax refund cases, involve the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. A third case, Lucent Technologies, Inc. v. State Board o f Equalization ("Lucent II"), involving the same issue but for different tax years than in the Lucent I matter, has been consolidated with the Lucent I case .   In Nortel , the trial court ruled in favor of plaintiff and the State Board of Equalization appealed.  The appellate court ruled in favor of plaintiff.  The California Supreme Court denied the Board's petition for review.  The trial court ruling, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $300 million annually, on tax revenues.

Environmental Matters .  In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (the "Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site.  Also a party is Atlantic Richfield Company ("ARCO"), the successor in interest to the mining company that caused certain pollution of the mine site.  The Leviathan Mine site is listed on the Environmental Protection Agency (the "EPA") Superfund List, and both remediation costs and costs for natural resource damages may be imposed on the State.  The Board has undertaken certain remedial action at the mine site, but the EPA's decision on the interim and final remedies are pending.  ARCO filed a complaint on November 9, 2007, against the State, the State Water Resources Control Board, and the Board ( Atlantic Richfield Co. v. State of California) .  ARCO seeks to recover past and future costs, based on the settlement agreement, the State's ownership of the property, and the State's allegedly negligent past cleanup efforts.  It is possible these matters could result in a potential loss to the State in the hundreds of millions of dollars.

In Pacific Lumber, et al. v. State of California , plaintiffs are seeking injunctive relief and damages against defendants State Water Resources Council, North Coast Water Quality Control Board, and the State of California for the alleged breach of the Headwaters Agreement, which involved the sale of certain timberlands by plaintiffs to federal and State agencies.  The plaintiffs allege that the State's environmental regulation of their remaining timberlands constitute a breach of the prior agreement.  The State denies plaintiffs' claims.  The current plaintiffs are successors in interest to the original plaintiffs who are debtors in a bankruptcy proceeding, and have alleged in that proceeding that the value of the litigation ranges from $626 million to $639 million in the event liability is established.  The possible fiscal impact on the State General Fund is unknown at this time.

In City of Colton v. American Professional Events, Inc. et al , two defendants involved in a liability action for contaminated ground water have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million.

Escheated Property Claims .  In two cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property:  Suever v. Connell and Taylor v. Chiang .  Both Suever and Taylor are styled as class actions but to date no class has been certified.  The Suever and Taylor plaintiffs argue that the State's failure to pay interest on claims paid violated their constitutional rights.  In Suever , the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid.  The district court certified this issue for appeal.  Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property's highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment.  The district court granted the State's motion for summary judgment on this claim in Suever , and plaintiffs appealed.  The Ninth Circuit ruled against plaintiffs on the two consolidated Suever appeals, holding that the State is not required to pay interest and that the Eleventh Amendment bars plaintiffs from suing in federal court for anything other than the return of their property or the proceeds of its sale.  The Ninth Circuit denied plaintiffs' request for rehearing and plaintiffs declined to seek review in the U.S. Supreme Court.  The district court granted the State's motion for summary judgment on all remaining claims in Suever , and plaintiffs have appealed.

Action Seeking Damages for Alleged Violations of Privacy Rights .  In Gail Marie Harrington-Wisely, et al. v. State of California, et al. , plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering State prisons for contraband.  This matter has been certified as a class action.  The trial court granted judgment in favor of the State.  Plaintiffs' appeal has been dismissed and the trial court denied plaintiff's motion for attorneys' fees.  The parties agreed to a stipulated judgment and dismissed the case subject to further review if the Department of Corrections decides to use similar technology in the future.  Plaintiffs may not seek further review of the trial court's rulings until 2013.  If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

The plaintiff in Gilbert P. Hyatt v. Franchise Tax Board was subject to an audit by the Finance Tax Board involving a claimed change of residence from California to Nevada.  Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit.  The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling.  The economic damages claim exceeds $500 million.  On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys' fees.  The total judgment with interest is approximately $490 million.  The State appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal.  The State will vigorously pursue its appeal of this unprecedented award.

Actions Seeking Medi-Cal Reimbursements and Fees .  In Orinda Convalescent Hospital, et al. v. Department of Health Services , plaintiffs challenge a quality assurance fee ("QAF") charged to certain nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of federal Medicaid law, the federal and State constitutions and State law.  Funds assessed under the QAF are made available, in part, to enhance federal financial participation in the Medi-Cal program.  Plaintiffs seek a refund of fees paid.  On March 25, 2011, the trial court ruled the QAF is properly characterized as a "tax" rather than a "fee."  Trial is currently proceeding on plaintiffs' claims for refund amounts.  The QAF amounts collected from all providers to date total nearly $2 billion, and California has received additional federal financial participation based on its imposition and collection of the QAF.  An adverse ruling could negatively affect the State's receipt of federal funds.

In Brotman Medical Center v. Department of Health Care Services , plaintiff seeks declaratory and injunctive relief prohibiting the Department of Health Care Services from implementing a QAF charged to hospitals alleging, among other things, that the QAF constitutes an unconstitutional tax.  An adverse ruling could negatively affect the State's receipt of federal funds.

Various other pending cases challenge State legislation requiring reductions in Medi-Cal reimbursements to Medi-Cal providers.  In Independent Living Center of Southern California, et al. v. Shewry, et al. , health care advocates, Medi-Cal providers and recipients challenge various reductions, payment holds and delays in cost-of-living adjustments in the State Supplementary Program for the Aged, Blind and Disabled.  The district court granted in part a preliminary injunction, requiring the State, as of August 18, 2008, to pay the rates in effect prior to the  reduction.  The district court thereafter issued a second preliminary injunction, restoring the rates in effect prior to the reduction, as of November 2008, for two additional categories of services.  The State and plaintiffs appealed and the Ninth Circuit affirmed the preliminary injunctions and also found that the district court erred in making the injunction effective as of August 18, 2008, and that the injunction should apply to services rendered on or after July 1, 2008.  The district court amended the injunction to apply retroactively.  The U.S. Supreme Court granted the State's petition for certiorari in this matter and in other cases discussed below, and scheduled oral argument for October 3, 2011.  On June 17, 2010, the district court stayed further proceedings pending resolution of the petition for certiorari.  A final decision adverse to the State in this matter could result in additional costs to the State General Fund of $192 million in retroactive reimbursements, and possible additional costs for future Medi-Cal reimbursements.

In California Medical Association, et al. v. Shewry, et al. , professional associations representing Medi-Cal providers seek to enjoin implementation of the Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates Medicaid requirements,  State laws and regulations and the California Constitution.  The trial court denied plaintiffs' motion for a preliminary injunction, plaintiffs filed an appeal, which was dismissed at their request.  Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living case, above, after final disposition of that case.  A final decision adverse to the State in this matter would result in costs to the State General Fund of $508.2 million.

In California Pharmacists Association, et al. v. David Maxwell-Jolly, et al. , Medi-Cal pharmacy providers filed a suit challenging reimbursement rates, including the Department of Health Care Services' use of reduced published average wholesale price data to establish reimbursement rates.  The district court granted a request for preliminary judgment in part, and denied it in part, with respect to the Department of Health Care Services' reimbursement rate methodology.  Plaintiffs filed a motion seeking to modify the district court ruling, and both parties filed notices of appeal to the Ninth Circuit.  Proceedings in the Ninth Circuit and the district court are stayed in light of the petition for certiorari, which has been granted by the U.S. Supreme Court, in the Independent Living Center case discussed above.  At this time it is unknown what fiscal impact this case would have on the State General Fund.

In Centinela Freeman Emergency Medical Associates, et al. v. David Maxwell-Jolly, et al. , filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. Plaintiffs seek damages and injunctive relief, based on alleged violations of the federal Medicaid requirements, State law and the federal and State Constitutions.  The trial court granted the petition of the plaintiffs and ordered the Department of Health Care Services to conduct an annual review of reimbursement rates for physicians and dentists.  A final decision in this matter adverse to the State could result in costs to the State General Fund of $250 million.

In Sierra Medical Services Alliance, et al. v. David Maxwell-Jolly , et al. , emergency medical transportation companies challenge legislation, which sets Medi-Cal reimbursement rates paid for medical transportation services.  Plaintiffs seek damages and injunctive relief.  The case is stayed pending the petitions for certiorari in the Independent Living Center case discussed above.  At this time it is unknown what fiscal impact this case would have on the State General Fund.

In California Association of Health Facilities v. David Maxwell-Jolly , consolidated with Developmental Services Network, et al., v. David M axwell-Jolly , plaintiffs (professional associations representing Medi-Cal providers) challenge legislative action to maintain Medi-Cal reimbursement rates for intermediate care facilities and freestanding pediatric sub-acute facilities as the rates for Fiscal Year 2009-10, and each year thereafter, to not exceed the rates applicable in Fiscal Year 2008-09.  Plaintiffs seek declaratory and injunctive relief.  Plaintiffs allege that the rate freeze violates the State Constitution because the Legislature did not study the impact of the freeze on efficiency, economy, quality of care, and access to care.  Plaintiffs also allege that the rate freeze violates the notice and public process provisions of the Plaintiffs also allege that the rate freeze violates the notice and public process provisions of federal law.  These two cases are now consolidated.  The district court granted preliminary injunction but the Ninth Circuit stayed the preliminary injunction pending the decision on the State's appeal.  At this time, it is unknown what fiscal impact these matters will have upon the State General Fund.

In California Hospital Association v. Maxwell-Jolly, et al. , plaintiff challenges limits on Medi-Cal reimbursement rates for hospital services enacted in 2008, and which were to take effect October 1, 2008 or March 1, 2009, as allegedly violating federal law.  Plaintiff seeks to enjoin the implementation of the limits.  This matter is currently stayed.  At this time it is unknown what fiscal impact this matter may have on the State General Fund.

In four pending matters, plaintiff health care plans claim the Department of Health Care Services ("DHCS") breached their respective contracts in setting capitation rates for each plan for Fiscal Year 2003-04.  Health-Net of Califor nia, Inc. v. Maxwell-Jolly, et al. , Molina Healthcare of California, Inc. v. Maxwell-Jolly, et al. , Blue Cross of California, et al. v. Maxwell-Jolly. et al. , and Santa Clara County Health Authority v. Douglas, et al. .  The plaintiffs claim that the rate-setting process failed to comply with their contracts by including a budget reduction factor and an actuarially-equivalent reduction required by Welfare and Institutions Code section 14105.19.  The trial court ruled for plaintiffs in each matter, ordering DHCS to recalculate rates for 2003-04 for each of the four plans, and to recalculate rates for 2002-03 for Santa Clara Health Authority and for 2004-05 for Health Net of California.  The State appealed all four matters.  If these matters are resolved adversely to the State and the rates are recalculated, the State may be required to pay more under the contracts than would have been required under the originally calculated rates.

Actions to Increase Amount of State Aid for Dependent Children .  In Katie A., et al. v. Bonta, et al. , a class action against Department of Health Services ("DHS"), Department of Social Services and the City of Los Angeles, plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care.  The district court issued a preliminary injunction ordering the State defendants to provide additional services to class members.  Further, the court ordered the State defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to consensus on whether the court should appoint a special master.  On appeal, the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings.  Plaintiffs filed another motion for preliminary injunction in the district court.  The district court vacated the motion without prejudice and appointed a special master to assist the parties in resolving differences.  The parties have agreed to a settlement, subject to the approval of the court, to be implemented over a three-year period.  The estimated additional costs associated with implementing the settlement, including payment of attorneys' fees, is approximately $32 million, most of which would be incurred in the second and third years.

Local Government Mandate Claims and Actions .  In Department of Finance v. Commission on State Mandates ,the State is appealing a determination by the Commission on State Mandates relating to whether the requirement for completion of a second science course for graduation from high school constitutes a reimbursable State-mandated program.  Following court action on consolidated cases involving challenges to the State Controller's Office reduction of claims ( San Diego Unified School District, et al. v. Commission on State Mandates, et al. and Woodland Joint Unified School District v. Commission on State Mandates, et al.) , the Commission adopted revised parameters and guidelines which included a reasonable reimbursement methodology for claiming increased teacher costs.  Historically, education-related State mandate claims are funded from moneys provided to meet the Proposition 98 Guarantee.  The Commission's adoption of the revised parameters and guidelines could result in a reimbursement requirement that exceeds the funding available through the Proposition 98 Guarantee in any one fiscal year.

Actions Relating to Certain Tribal Gaming Compacts .  In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts").  Those Amended Compacts are being challenged in three pending cases.  A decision unfavorable to the State in the cases described below could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. the plaintiff (the "Rincon Band" or "Rincon"), sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State's compact with the Rincon Band.  The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band's market share by allowing a major expansion in the number of permissible gaming devices in California.  The complaint also asserts that the State breached Rincon's compact, principally by incorrectly calculating the total number of gaming device licenses the State is authorized to issue tribes with compacts identical to Rincon's compact and by failing to negotiate a compact amendment with the Rincon Band in good faith.  The district court dismissed the impairment of contract claims, which Rincon did not appeal.  The district court separately granted summary judgment for Rincon on its claim that the State failed to negotiate a compact amendment in good faith, finding that the State's request for revenue sharing to be deposited in the State General Fund was a request for an unlawful tax.  The Ninth Circuit affirmed and the U.S. Supreme Court denied the State's petition for a writ of certiorari.  This part of the case has been remanded to the district court for further proceedings.  The Amended Compacts, and at least ten other compacts and compact amendments, require the tribes' revenue sharing payments to the State to be deposited in the State General Fund.  The Ninth Circuit did not express an opinion regarding whether compacts in which the State and tribe mutually agreed on revenue sharing were lawful.  The district court granted Rincon's partial motion for summary judgment on its remaining claim regarding the authorized number of gaming device licenses, and the Ninth Circuit vacated the order and remanded to the district court for further proceedings.

San Pasqual Bank of Mission Indians v. State of California, et al. plaintiff seeks a declaration that more aggregate slot machine licenses are available for issuance to all tribes that signed compacts with the State (the "1999 Compact") than the number of such licenses determined by the State in 2002.  The district court granted plaintiff's motion for summary judgment regarding the number of licenses, and the Ninth Circuit vacated the judgment and remanded to the district court for further proceedings.  With more licenses available as a result of litigation, including Rincon and San Pasqual , the Five Tribes' obligations to continue to fund State transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated that the license pool created by the 1999 Compact would remain fixed at the number determined by the State.  An expanded license pool would thus present questions about the Five Tribes' monetary obligations that may be required to be addressed by amendment of the Amended Compacts.

In Pauma Band of Luiseno Mission Indians v. State of California, et al. , plaintiff seeks to rescind the Amended Compact it entered into in 2004 and restore its former 1999 Compact, based upon alleged violations of State law and the Indian Gaming Regulatory Act ("IGRA").  Plaintiff's claims are based upon the decisions in other litigation matters, including Rincon , that more gaming device licenses were available under the 1999 Compacts and that the State's request for revenue sharing to be deposited into the State General Fund was a demand for an unlawful tax.  Should plaintiff's Amended Compact be rescinded, plaintiff will be relieved from paying $5.75 million annually to the State in revenue contributions through January 2023.

Prison Healthcare Reform .  The adult prison health care delivery system includes medical health care, mental health care and dental health care.  There are three significant cases pending in federal district courts challenging the constitutionality of prison health care.  Pl ata v. Brown is a class action regarding the adequacy of medical health care; Coleman v. Brown is a class action regarding mental health care; and Perez v. Cate is a class action regarding dental health care.  A fourth case, Armstrong v. Brown is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act.  In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system.  The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases.  To date, ongoing costs of remedial activities have been incorporated into the State's budget process.  However, at this time, it is unknown what financial impact this litigation would have on the State General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care.

In Plata and Coleman , discussed above, a three-judge panel was convened to consider plaintiffs' motion for a prisoner-release order.  The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care.  After a trial, the panel issued a prisoner release order and ordered the State to prepare a plan for the reduction of approximately 40,000 prisoners over two years.  The State filed its prisoner-reduction plan with the three-judge panel and filed an appeal in the U.S. Supreme Court.  The U.S. Supreme Court affirmed the prisoner release order.  Pursuant to that decision, on June 7, 2011 the State filed a response to the three-judge panel's 2010 order, updating the court on California's progress toward meeting the goal of reducing the prison population.  In addition, the report noted that current and pending prison construction projects will enhance the provision of medical and mental health services and that the expanded use of out-of-state facilities has eased crowding in California's prisons.  Finally, the response noted that the realignment of non-serious, non-violent, non-sex offenders from state prisons to local jurisdictions will result in a reduction of tens of thousands of prisoners from the State's prison population.

Actions Regarding Proposed Sale of State-Owned Properties .  Two taxpayers filed a lawsuit seeking to enjoin the sale of State-owned office properties, which was originally scheduled to close in December 2010, on the grounds that the sale of certain of the buildings that house appellate court facilities required the approval of the Judicial Council, which had not been obtained, and that the entire sale constituted a gift of public funds in violation of the California Constitution and a waste of public funds in violation of State law.  Epstein, et al. v. Schwarzenegger, et al .  Plaintiffs' request for a preliminary injunction was denied.  In a second action filed after the State decided not to proceed with the sale, the prospective purchaser seeks to compel the State to proceed with the sale of the State-owned properties, or alternatively, for damages for breach of contract.  California First, LP v. California Department of G eneral Services, et al .  This matter has been transferred and coordinated with the Epstein matter.

APPENDIX A

RISK FACTORS—INVESTING IN MASSACHUSETTS MUNICIPAL BONDS

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Massachusetts (the "Commonwealth") available as of the date of this SAI .  While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.

General Information

Massachusetts is a relatively slow growing but densely populated state with a well-educated population, comparatively high-income levels, low rates of unemployment, and a relatively diversified economy.  While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population.  Dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next twenty-five years.  Massachusetts also has a comparatively large percentage of its residents living in metropolitan areas.  As of July 1, 2009, the population density of Massachusetts was 841 persons per square mile, as compared to 86.8 for the United States as a whole, and the State ranked third among the states in percentage of residents living in metropolitan areas (99.6%).  The State's population is concentrated in its eastern portion.  The city of Boston is the largest city in New England, with a 2008 population of 609,023.

From 1994 through 1997, real per capita income levels grew at a greater annual rate in Massachusetts than in the United States.  In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4%.  From 2001 to 2003 real income in both Massachusetts and the United States declined, with a steeper decline in Massachusetts.  However, real income levels in Massachusetts remained well above the national average.  In 2004 and 2005, income growth was comparable in the Commonwealth and the nation.  In 2006 and 2007, income in the Commonwealth grew faster than in the nation.  In 2008, real income fell in both the Commonwealth and the nation.  Only the District of Columbia, Connecticut and New Jersey have had higher levels of per capita personal income.

The Massachusetts economy is diversified among several industrial and non-industrial sectors.  The four largest sectors of the economy (real estate and rental and leasing, professional and technical services, finance and insurance and manufacturing) contributed 47.3% of the Commonwealth's GDP in 2008.  Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well.  Several service sectors have grown to take the place of manufacturing in driving the Massachusetts economy.  The combined service sectors now account for more than half of total payroll employment.

The unemployment rate in Massachusetts was consistently below the national average from 1995 to 2005, but exceeded the national average from December 2005 to April 2007.  Since that time, the Commonwealth's unemployment rate has been at or below the U.S. rate.  In October 2007, the Commonwealth's rate was 4.4%, the lowest it had been since October 2001.  By February 2010, the Commonwealth's rate had increased to 9.5%.

Commonwealth Finances

Cash Flow .  The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis.  Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures.  In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in the need for short-term cash flow borrowings. All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes ("RANs"), must be repaid by the end of the fiscal year (June 30).  The Commonwealth currently has liquidity support for a $200 million tax-exempt commercial paper program for general obligation notes, through four $200 million credit lines.  The Commonwealth is in the process of adding two additional lines of credit for the commercial paper program, in the amount of $200 million per line.  This would bring the capacity of the commercial paper program to $600 million.  The two additional lines of credit were expected to be available in April 2011. The Commonwealth has relied upon its commercial paper program for additional liquidity since 2002.

The Commonwealth ended Fiscal Year 2010 with an increase in its cash balance from $805.3 million to $844.2 million.  The Commonwealth expected to issue approximately $2.3 billion in bonds in Fiscal Year 2011, including $1.625 billion in general obligation bonds and $675 million for the accelerated bridge program (which includes $300 million of borrowing for the program carried over from prior fiscal years, as well as $375 million in borrowing for Fiscal Year 2011).  The plan called for approximately $2.07 billion of bonds to be issued in Fiscal Year 2012, including $1.75 billion in general obligation bonds issued under the bond cap and $320 million of borrowing for the accelerated bridge program.  On August 26, 2010 the Commonwealth issued $358 million in general obligation bonds under the bond cap and $1.2 billion in RANs to support the Commonwealth's cash flow.  The RANs were scheduled to mature in late April 2011, May 2011 and June 2011.  The Commonwealth also issued general obligation refunding bonds on July 29, 2010 (approximately $120.4 million) and September 15, 2010 (approximately $165.6 million) to refund certain Commonwealth bonds that matured on August 1, 2010, October 1, 2010 and November 1, 2010, pursuant to special legislation enacted in conjunction with the Fiscal Year 2011 budget.  Both series of refunding bonds were sold on July 23, 2010, and mature in 2014 and 2015.

Fiscal Year 2010 .  On June 19, 2009, the Legislature enacted the Fiscal Year 2010 budget, which totaled $27.411 billion.  The Fiscal Year 2010 budget was approved by the Governor on June 29, 2009 with vetoes totaling approximately $360 million.  The Governor also filed a supplemental Fiscal Year 2010 appropriations bill on June 29, 2009 which provided for $269.4 million in spending that was not included in the enacted Fiscal Year 2010 budget.

The final Fiscal Year 2010 budget, as enacted, totaled $27.046 billion and was based on a Fiscal Year 2010 tax revenue estimate of $18.879 billion.  This estimate initially was initially downward to $18.279 billion on October 15, 2009 and was subsequently revised to $18.46 billion on January 7, 2010.  To cover the projected tax revenue shortfall, the Governor announced approximately $277 million in spending reductions in October 2009 across executive branch agencies.  Other solutions to the reduced estimate included the use of $80 million in Stabilization Fund reserves, $126 million in anticipated departmental and other revenues, as well as $62 million in available American Recovery and Reinvestment Act ("ARRA") funds. Based on the updated guidance provided by the federal government with respect to available Medicare "clawback" payments, $80 million was transferred back to the Stabilization Fund.

In March 2010, the Executive Office for Administration and Finance ("EOAF") announced that it had identified $195 million of additional non-tax revenue and cost exposures in Fiscal Year 2010 that were not previously anticipated.  A portion of the deficiency is being reimbursed by the federal government, leaving a $118 million deficiency that needed to be closed using state resources.  The Governor proposed $38 million of line item spending reductions and a transfer of $50 million in surplus funds from the Commonwealth Transportation Fund.  These measures were signed into law as part of the supplemental budget legislation approved by the Governor on April 28, 2010.  In addition, $30 million of the $80 million of clawback payments discussed above were transferred back to the Stabilization Fund.

The Governor signed Fiscal Year 2010 supplemental appropriations totaling $665.4 million. The majority of additional funding was necessary to support safety net programs and services affected by increased caseloads and utilization as a result of the economic downturn, such as the Commonwealth's MassHealth program.  There also were other unanticipated costs that required supplemental funding.  On July 9, 2010, the Governor filed a final supplemental appropriations bill for Fiscal Year 2010 that provided for net new spending in the amount of $28.5 million.  This funding primarily addressed outstanding liabilities of the Commonwealth, and there were sufficient resources available to cover these expenditures.

Tax revenue collections for Fiscal Year 2010 totaled $18.544 billion, an increase of $284 million (1.6%) compared to Fiscal Year 2009.  This increase is attributable in large part to an increase of approximately $743 million (19.2%) in sales tax collections (due entirely to the increase in the sales tax rate from 5.0% to 6.25% and elimination of the sales tax exemption for alcoholic beverages, both of which were effective August 1, 2009), an increase of approximately $21 million (1.0%) in corporate and business tax collections and a decrease of approximately $473 million (4.5%) in personal income tax collections.

On October 31, 2010, the Commonwealth published the Fiscal Year 2010 statutory basis financial report, which shows a consolidated net surplus of approximately $21.3 million before a $10 million transfer for life sciences funding required by the Commonwealth's Fiscal Year 2011 budget.

Fiscal Year 2011 .  On June 30, 2010 the Governor approved the Fiscal Year 2011 budget, which totaled $27.57 billion.  The Governor vetoed approximately $457 million from the budget that was enacted by the Legislature.  Such vetoes included $372 million of appropriations funded from additional federal Medical Assistance Percentage ("FMAP") that was assumed in the budget, but which the U.S. Congress had not yet approved.  In addition, the budget enacted by the Legislature included $54 million in anticipated federal assistance for needy families that had not yet been approved by Congress.  The budget enacted by the Legislature also included approximately $21 million in Lottery revenues in excess of revenue projections given by the State Lottery Commission.  As a result, the Governor vetoed certain funding in the Fiscal Year 2011 budget to solve for these anticipated exposures.

The Fiscal Year 2011 budget included a $100 million withdrawal from the Stabilization Fund, the use of Fiscal Year 2011 interest earnings on the Stabilization Fund and an additional $95 million in savings by suspending the statutory carryover of the Commonwealth General Fund balance into the next fiscal year.  Taking all that into account, the Stabilization Fund initially was projected to have a $556 million balance at the end of Fiscal Year 2011.  The Fiscal Year 2011 budget also relied on $809 million in remaining available ARRA funds.

On August 10, 2010, the President signed a $26 billion aid package that provided additional federal funding to the Commonwealth for Medicaid and teachers' pay.  This measure extended the FMAP rate originally set to expire on December 31, 2010 to June 30, 2011, which was expected to provide approximately $449 million in additional Medicaid reimbursement to the Commonwealth.  The aid package also was expected to provide approximately $204 million to the Commonwealth to retain or hire teachers at local school districts.

On October 15, 2010 the Governor approved supplemental budget legislation that included approximately $419 million in appropriations to preserve program funding for safety net services and public safety functions.  This additional funding was supported with $399 million of the $449 million in estimated additional federal revenues expected to be provided to the Commonwealth in Fiscal Year 2011 from the August 2010 extension of the FMAP rate.  The legislation also eliminated the planned Fiscal Year 2011 withdrawal of $100 million from the Stabilization Fund and authorized the EOAF to forego the use of approximately $95 million in additional reserves assumed from the suspension of the "statutory carry forward" in Fiscal Year 2011.  Of the $419 million in supplemental funding, approximately $327 million was provided for the MassHealth program.  The Commonwealth received additional federal Medicaid reimbursements for these expenditures, leaving the "net" total amount of supplemental funding at approximately $203 million.

On January 4, 2011 the Governor approved $330 million in supplemental appropriations, including $258 million for the MassHealth program, $20 million for the Commonwealth Care Bridge Program and $16 million for the emergency assistance shelter program.  Later that month, the Governor requested supplemental appropriations totaling $311.7 million, including $183.3 million for additional payments to hospitals, $32.6 million in litigation reserves and $25 million for additional projected snow and ice removal costs.  The appropriation legislation also included other requests such as line item transfer authority for MassHealth and the Department of Early Education and Care to manage caseload and utilization changes, and authorization for the EOAF to fund the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue.  This deposit was suspended in the Fiscal Year 2011 budget.  The value of this deposit was projected to be $95 million and resulted in a projected Fiscal Year 2011 ending balance of $770 million in the Stabilization Fund.

On April 11, 2011 the Governor approved supplemental budget legislation that included approximately $325 million in supplemental appropriations, including $199.4 million for additional payments from the Medical Assistance Trust Fund to hospitals (these payments were expected to be entirely supported by offsetting federal revenues in Fiscal Year 2011), $49.8 million for additional projected snow and ice removal cost, $32.6 million for a reserve for collective bargaining increases and $8 million for projected caseload spending by the Department of Housing and Community Development for Emergency Assistance family homeless shelters.  In addition, the legislation restored the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue.

On May 4, 2011, the Governor filed legislation requesting new supplemental appropriations totaling $60.5 million, including $42 million for costs associated with providing legal representation to indigent persons in criminal and civil court cases and $15 million for increased caseloads at the Department of Transitional Assistance.

Fiscal Year 2012 .  On January 26, 2011, the Governor filed with the Legislature his budget recommendations for Fiscal Year 2012, which call for total spending in Fiscal Year 2012 to be less than total anticipated spending in Fiscal Year 2011.  After accounting for one-time resources supporting the Fiscal Year 2011 budget and estimated changes in tax and non tax revenues, the total available resources expected to be available in Fiscal Year 2012 were $1.2 billion less than Fiscal Year 2011.  The Governor proposed $627 million in additional resources to support the Fiscal Year 2012 budget, resulting in a total budget that is $570 million below Fiscal Year 2011 estimated spending.  Of the $627 million in additional resources, $385 million were considered to be one-time resources, including a withdrawal of $200 million from the Stabilization Fund.

Included in the Governor's Fiscal Year 2012 budget, or in legislation filed concurrently with the budget recommendations, were a number of reform initiatives including pension reform, criminal justice reform, homeless shelter reform and a municipal relief package.  Many of these and other reform proposals were expected to generate savings that have been assumed in the Governor's Fiscal Year 2012 budget proposal.  The Governor's budget proposal also assumed growth in spending for the Commonwealth's health care coverage programs, including MassHealth, Commonwealth Care and the Group Insurance Commission, will be avoided in Fiscal Year 2012 based on new procurement and enrollment strategies expected to drive care to lower-cost settings.  With respect to MassHealth, other steps to control growth in costs are were proposed, including reductions in provider and managed care plan rates, reductions in certain optional benefits and increases in certain co-payments. In the absence of these steps to control growth in costs, the EOAF estimates that costs in the Commonwealth's health care coverage programs would grow by approximately $1 billion.

On April 28, 2011, the House of Representatives approved its version of the Fiscal Year 2012 budget, which was based upon the consensus tax revenue estimate for Fiscal Year 2012 of $20.525 billion.  The House's budget provides for $30.543 billion in spending, which was approximately $5 million lower than the Governor's budget proposal.  The House's budget, like the Governor's proposal, relied upon a $200 million withdrawal from the Stabilization Fund.  The House's budget largely mirrors the Governor's Fiscal Year 2012 budget proposals with respect to local aid, one of the largest outlays in the budget.  On April 14, 2011, the Senate adopted a local aid resolution endorsing the same levels of local aid.  The Senate was expected to debate and approve its version of the budget in late May.  Differences between the House and Senate versions of the Fiscal Year 2012 budget are reconciled by a legislative conference committee.

Commonwealth Revenues

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Commonwealth's budgeted operating funds.

Commonwealth Taxes .  In Fiscal Year 2010, on a statutory basis, approximately 56.7% of the Commonwealth's budgeted operating revenues and other financing sources were derived from state taxes.  In addition, the federal government provided approximately 28.2% of such revenues, with the remaining 15.1% provided from departmental revenues and transfers from non-budgeted funds.

The major components of Commonwealth taxes are the income tax, which was projected to account for approximately 55.2% of total tax revenues in Fiscal Year 2011, the sales and use tax, which was projected to account for approximately 24.8% of total tax revenues in Fiscal Year 2011, and the corporations and other business and excise taxes, which were projected to account for approximately 11.3% of total tax revenues in Fiscal Year 2011.  Other tax and excise sources were estimated to account for the remaining 8.7% of Fiscal Year 2011 tax revenues.

Income Tax .  The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions.  A rate of 5.3% has been applied to most types of income since January 1, 2002.  The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year is 5.3%.  Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.  Under current law, the personal income tax rate is scheduled to be gradually reduced to 5.0%, contingent upon "baseline" state tax revenue growth (i.e., revenue growth after factoring out the effect of tax law and administrative processing changes) growing by 2.5% more than the rate of inflation for state and government purchases.  In the tax year following that in which the personal income tax rate is reduced to 5.0%, the charitable deduction, which was in effect for tax year 2000 but subsequently suspended, would be restored.  In Fiscal Year 2010, tax revenue growth was not sufficient to trigger a tax rate reduction for tax year 2011.  It will not be known if this reduction will be triggered by tax revenue growth in Fiscal Year 2011 until the Commonwealth makes a final determination in late 2011.  The Department of Revenue ("DOR") estimates that the revenue impact of this rate reduction for Fiscal Year 2012 would be between $52 million and $56 million (with a mid-point of $54 million). The revenue impact for Fiscal Year 2013 (assuming no further rate reduction in calendar year 2013) would be between $111 million and $117 million (mid-point of $114 million).

Sales and Use Tax.  As of August 1, 2009, the Commonwealth imposes a 6.25% (5% prior to August 1, 2009) sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 6.25% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth.  However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation.  The sales and use tax also is applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunication services.

On November 2, 2010, the initiative petition that would have reduced the sales and use tax rates to 3% was defeated by voters.  However, the initiative petition to remove the sales tax on alcoholic beverages effective January 1, 2011 was passed by voters.  The DOR estimates the tax revenue loss resulting from this change will be approximately $40 million to $52 million for Fiscal Year 2011 and between $100 million and $125 million annually thereafter.

Beginning in Fiscal Year 2011, a portion of the Commonwealth's receipts from the sales tax (other than taxes required to be credited to the Convention Center Fund) is dedicated to the Commonwealth Transportation Fund. The amount dedicated is the amount raised by a portion of the sales tax equal to a 0.385% sales tax, with a floor of $275 million per fiscal year. Included in this amount is $100 million of general obligation contract assistance payments from the Commonwealth to the Massachusetts Department of Transportation.  In addition, the Fiscal Year 2010 budget effected a transfer of $275 million from the Commonwealth General Fund to the Commonwealth Transportation Fund.

Business Corporations Tax .  Corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure.  The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value.  The net income allocated to the Commonwealth, which is based on net income for federal taxes, currently is taxed at 8.25%.  The minimum tax is $456.

Effective January 1, 2009, legislation changed the corporate tax structure in Massachusetts from a "separate company" reporting state to a "combined reporting" state.  This legislation also repealed the differences between federal and Massachusetts business entity classification rules for tax purposes so that companies are classified as the same type of legal entity for all tax purposes.  The legislation reduced the 9.5% business corporations tax rate to 8.75% as of January 1, 2010, 8.25% as of January 1, 2011 and 8.00% as of January 1, 2012 and thereafter.  The DOR estimates that these changes, in the aggregate, increased revenues by approximately $211.7 million in Fiscal Year 2009 and $290.9 million in Fiscal Year 2010 and will increase revenues by approximately $197.1 million in Fiscal Year 2011, $150.6 million in Fiscal Year 2012, and $121.7 million in Fiscal Year 2013 and thereafter.

Financial Institutions Tax .  Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5%.  The tax reform legislation discussed above also provides for a reduction in the financial institutions tax rate to 10% as of January 1, 2010, 9.5% as of January 1, 2011 and 9% as of January 1, 2012 and thereafter.

Insurance Taxes .  Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income.  Property and casualty insurance companies are subject to a 2.28% tax on gross premiums.  Domestic companies also pay a 1% tax on gross investment income.

Public Utility Corporation Taxes . Public utility corporations are subject to an excise tax of 6.5% on net income.

Other Taxes .  Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources.  The excise tax on motor fuels is $0.21 per gallon.  The state tax on hotel/motel room occupancy is 5.7%. On July 1, 2008, the Governor approved legislation raising the state cigarette tax from $1.51 per pack to $2.51 per pack.  The DOR estimates that this change resulted in additional revenue of between $140 million and $150 million in Fiscal Year 2009 and $124 million in Fiscal Year 2010. The DOR estimates an increase of between $115 million and $130 million in subsequent years.

Recent Tax Law Changes .  On August 5, 2010, the Governor signed into law legislation relating to economic development that includes certain provisions affecting Commonwealth tax revenues.  The legislation extended the net operating loss carry-forward period from 5 years to 20 years for specified categories of taxpayers filing under the corporate excise tax, for losses sustained in tax years beginning in calendar year 2010.  The DOR estimates that the static revenue loss under this provision will be approximately $4.7 million in Fiscal Year 2016, $12.6 million in Fiscal Year 2017, $19.8 million in Fiscal Year 2018, $25.5 million in Fiscal Year 2019 and $30.3 million in Fiscal Year 2020, and will increase annually until the tax law change is fully phased in by Fiscal Year 2031, at which point the annual revenue loss will be approximately $92.2 million.

The legislation also reduced the 3% capital gains tax rate under the individual income tax rate for sale of investments in certain Massachusetts-based start-ups.  The new rate takes effect for tax years beginning on or after January 1, 2011 with respect to investments in corporations incorporated on or after January 1, 2011, but a three-year holding period is required.  The DOR estimates that this provision will result in a static revenue loss of $0.1 million in Fiscal Year 2014, $0.7 million in Fiscal Year 2015, $2.3 million in Fiscal Year 2016, $4.0 million in Fiscal Year 2017 and $5.7 million in Fiscal Year 2018, and will increase annually until Fiscal Year 2022, at which point the annual revenue loss will be approximately $13.5 million.

Furthermore, the legislation provides for the exclusion of income of a non-U.S. corporation from a "water's edge" combined report under the corporate excise tax if the income is not subject to U.S. federal income tax by reason of an exemption in a federal bi-lateral treaty, effective for tax years beginning January 1, 2009.  Other income of a non-U.S. corporation that is derived from U.S. sources (as well as income effectively connected with a U.S. trade or business) would continue to be included in the combined group's Massachusetts income tax base in accordance with the combined reporting statute and regulations, including in situations where a federal treaty reduces the federal tax rate on such income but does not completely exempt the income from tax.  The DOR estimates that this provision will result in a revenue reduction or revenue forgone of up to approximately $28 million annually, with a potentially larger revenue loss in Fiscal Year 2011 due to the retroactive nature of the change.  Finally, the legislation established a sales tax holiday on August 14-15, 2010.  All non-business retail sales of $2,500 or less were exempt from the Massachusetts sales tax, excluding telecommunications services, motor vehicles, meals, utilities, motor boats, and tobacco products. The DOR estimates that the sales tax holiday will result in a static revenue loss of approximately $20 million in Fiscal Year 2011.

Federal and Other Non-Tax Revenues .

Federal Revenue.  Federal revenue is collected through reimbursements for the federal share of entitlement programs such as Medicaid and, beginning in federal Fiscal Year 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF").  The amount of federal revenue to be received is determined by state expenditures for these programs.  The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs.  Block grant funding for TANF is received quarterly and is contingent upon maintenance of effort spending level determined annually by the federal government.  In Fiscal Year 2010, federal reimbursements for budgeted operating activity amounted to $8.549 billion, including $1.328 billion as a result of enhanced FMAP reimbursement under ARRA.  Federal reimbursements for Fiscal Year 2011 are currently projected to be $9.197 billion.  Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services.  For Fiscal Years 2010 these revenues were $2.801 billion and are projected to be $2.934 billion in Fiscal Year 2011.

Lottery Revenue.  For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission.  This accounted for net transfers from the Lottery of $1.035 billion, $1.103 billion, $1.128 billion, $1.003 billion and $989.7 billion in Fiscal Years 2006 through 2010, respectively.  The Lottery Commission's operating revenues for Fiscal Year 2010 were $989.7 million.  The result was a surplus of $55.4 million against the assumed $934.3 billion budget to fund various commitments appropriated by the Legislature from the Lottery Fund and Arts Lottery Fund, including Lottery administrative expenses, and $758.8 million in appropriations for local aid to cities and towns, with the balance of $55.4 million to be transferred to the Commonwealth General Fund.

The Fiscal Year 2011 budget assumed total net transfers from the Lottery of $1.008 billion to fund various commitments appropriated by the Legislature, including Lottery administrative expenses and $812.2 million in appropriations for local aid to cities and towns, with the balance, if any to be transferred to the Commonwealth General Fund.  For Fiscal Year 2011, the State Lottery Commission initially projected net operating revenues of $986.8 million to fund the assumed transfers.  In April 2011, the Lottery Commission reduced its projection from to $958.7 million.  The current estimated deficiency for budgetary distributions to be funded by Lottery proceeds is $29.4 million.

Tobacco Settlement .  On November 23, 1998, the Commonwealth joined with other states in entering into the MSA, which resolved the Commonwealth's and the other states' litigation against the cigarette industry.  Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states.  Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%.  The Commonwealth had estimated its allocable share of the base amounts under the agreement through 2025 to be approximately $8.3 billion, subject to adjustments, reductions and offsets.  However, in pending litigation tobacco manufacturers are claiming that because of certain developments, they are entitled to reduce future payments under the MSA, and certain manufacturers withheld payments to the states that were due in April of each year since 2006.  The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments.  The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort.  This additional amount is payable in equal annual installments during the calendar years 2008 through 2017.

MSA payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the moneys made available for appropriation.  Beginning in Fiscal Year 2003, however, the Commonwealth has appropriated the full amount of MSA receipts in each year's budget.  The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of Fiscal Year 2007. The Fiscal Year 2008 budget established the State Retiree Benefits Trust Fund for the purposes of depositing, investing and disbursing amounts set aside solely to meet liabilities of the state employee' retirement system for health care and other non-pension benefits for retired members of the system.  In Fiscal Year 2008 the Health Care Security Trust's balance was transferred to the State Retiree Benefits Trust Fund.  The Fiscal Year 2010 and Fiscal Year 2011 budgets transferred all payments received by the Commonwealth in Fiscal Year 2010 and Fiscal Year 2011 pursuant to the MSA from the Health Care Security Trust to the Commonwealth General Fund.  To date, the Commonwealth has received approximately $3.33 billion in payments under the MSA.

Tax Revenues—Fiscal Years 2010-2012 .

Fiscal Year 2010.  Tax revenue collections for Fiscal Year 2010 totaled $18.544 billion, an increase of approximately $284 million (1.6%) over Fiscal Year 2009.  This increase is attributable in large part to an increase of approximately $743 million (19.2%) in sales and use tax collections, an increase of approximately $21 million (1.0%) in corporate and business collections, offset by a decrease of approximately $473 million (4.5%) in income tax collections.

Fiscal Year 2011.  Preliminary tax revenues for the first ten months of Fiscal Year 2011, ended April 30, 2011, totaled approximately $16.860 billion, an increase of approximately $1.927 billion (12.9%) over the same period in Fiscal Year 2010.  This increase is attributable in large part to an increase of approximately $649.1 million (74.7%) in income tax payments with returns and extensions, an increase of approximately $506.7 million (6.8%) in withholding collections, an increase of approximately $303.6 million (26.8%) in income tax estimated payments, a decrease of approximately $53 million (4%) in income tax refunds, an increase of approximately $291.4 million (7.7%) in sales and use tax collections, and an increase of approximately $76.3 million (4.6%) in corporate and business tax collections..  Year to-date Fiscal Year 2011 (through April) tax collections were approximately $732 million above the revised benchmark estimate, which is based on the January 18, 2011 Fiscal Year 2011 tax revenue estimate of $19.784 billion (which was an upward revision from the consensus estimate used for the original Fiscal Year 2011 budget).

Fiscal Year 2012 .  On January 18, 2011, a Fiscal Year 2012 consensus tax revenue estimate of $20.525 billion was agreed upon by the EOAF and the chairs of the House and Senate Committees on Ways and Means.  This estimate represents revenue growth of 3.7% actual and 5.3% baseline from the revised Fiscal Year 2011 estimate of $19.784 billion.

Commonwealth Expenditures

Commonwealth Financial Support for Local Governments .  The Commonwealth makes substantial payments to its cities, towns and regional school districts ("local aid") to mitigate the impact of local property tax limits on local programs and services.  Local Aid payments take the form of both direct and indirect assistance.  Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and non-appropriated funds.  In Fiscal Years 2010 and 2011, approximately $4.837 billion and 4.785 billion, respectively, was allocated to direct local aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities.  The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil.  Since Fiscal Year 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets.  In Fiscal Year 2007, this legislation was revised to adjust the formula by which the Commonwealth calculates its local aid payments.  The Fiscal Year 2011 budget included funding for education aid of $3.85 billion and also included $20.6 million of ARRA funds for education aid and $201 million of federal education jobs funds. The $4.072 billion in combined funds brings all school districts to the foundation level called for by 1993 education reform legislation, and is an increase of $30.85 million over the Fiscal Year 2010 amount of $4.042 billion.

In Fiscal Year 2010, cities and towns received $936.4 million in Unrestricted General Government Aid.  The Fiscal Year 2010 budget eliminated lottery local aid and additional assistance and created a new local aid funding source called Unrestricted General Government Aid.  This account is now the other major component of direct local aid, providing unrestricted funds for municipal use.  The Commonwealth was projected to spend $898.9 million in Unrestricted General Government Aid in Fiscal Year 2011.  This amount is $37 million lower than the total amount received in Fiscal Year 2010.

Medicaid .  The Commonwealth's Medicaid program, MassHealth, provides health care to low-income children and families, certain low-income adults, disabled individuals and low-income elderly.  The program, which is administered by the Executive Office of Health & Human Services ("EOHHS"), generally receives 50% in federal reimbursement on most Medicaid expenditures.  ARRA increased the FMAP for expenditures made between October 1, 2008, and December 31, 2010 from 50% to between 56.2% and 61.59%.  On Aug. 10, 2010, the President signed legislation containing a six-month extension of an enhanced match for FMAP programs.  As a result, FMAP rates extended to June 30, 2011, beginning with a phase down to 58.77% in the third fiscal quarter of 2010, and ended at 56.88% in the fourth quarter.

For Fiscal Year 2011, nearly 35% of the Commonwealth's budget was devoted to Medicaid.  It is the largest item in the Commonwealth's budget and has been one of the fastest growing budget items.  Medicaid spending from Fiscal Years 2006-11 grew by 6.3% on a compound annual basis.  During the same period, Medicaid enrollment was estimated to have increased 3.7% on a compound annual basis, driven largely by eligibility expansions and the individual mandate prescribed by the 2006 health care reform legislation.  The economic recession has additionally contributed to Medicaid membership increases from Fiscal Years 2009 to 2011

Fiscal Year 2011 estimated spending was $10.24 billion, which includes an assumed Fiscal Year 2011 deficiency figure of $587.6 million.  The Governor approved supplemental legislation, totaling $587.6 million in additional funding for the program.  The Governor's Fiscal Year 2012 budget recommendations included $10.340 billion for the MassHealth program, which was 0.9% higher than Fiscal Year 2011 estimated spending of $10.24 billion.  The Fiscal Year 2012 proposed budget fully maintained eligibility for MassHealth and funds projected enrollment growth of 4.6%.  The proposed budget would keep MassHealth costs affordable for the Commonwealth and members by maintaining appropriate discipline on rates, instituting new program integrity measures, and restructuring certain benefits.

Commonwealth Care.   State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority to, among other things, administer the new Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the federal poverty level and who do not have access to employer-sponsored insurance.  Commonwealth Care began enrolling individuals on October 1, 2006.  As of February 1, 2011 over 150,000 residents were enrolled in Commonwealth Care.  The Fiscal Year 2011 budget included $822 million for Commonwealth Care and the Governor's proposed Fiscal Year 2012 budget provided equivalent funding.

On January 19, 2011, the Commonwealth received authorization to receive federal reimbursement for up to approximately $23.0 billion in state health care spending from Fiscal Year 2009 through Fiscal Year 2011, which allows the Commonwealth to spend up to $5.9 billion more over that three-year period than the previous waiver period from Fiscal Year 2006 through Fiscal Year 2008.  It also enables the Commonwealth to claim federal reimbursement for all programs at current eligibility and benefit levels (including for Commonwealth Care's subsidized coverage of adults up to 300% of the federal poverty level).

Furthermore, the authorization restored $192.5 million in claiming authority for certain designated Commonwealth health programs whose federal authority was scheduled to phase down, in addition to new authority for federal reimbursement for certain health programs.  The Commonwealth also received authority to receive federal reimbursement for up to $230 million in transitional payments for private hospitals in the Commonwealth, and approximately $216 million in additional supplemental funding for Cambridge Health Alliance.  Under this authority, the Commonwealth made payments to seven acute hospitals that see a disproportionately high percentage of Medicaid and other subsidized patients.

Health Safety Net Trust Fund (formerly, the Uncompensated Care Pool).   This program reimburses acute care hospitals and community health centers for eligible services provided to low-income uninsured and underinsured people.  Success in expanding enrollment in health insurance through health care reform has resulted in decreased Health Safety Net utilization and payments.  As compared to Fiscal Year 2007, payments sustained a record drop through Fiscal Year 2009 (from $661 million to $414 million).  However, recent economic conditions have caused a modest increase in Health Safety Net usage.

The Fiscal Year 2011 budget included $420 million in dedicated resources for the Health Safety Net, including $320 million from hospital and insurer assessments and $70 million from supplemental payments made by other sources and a $30 million contribution from the Commonwealth General Fund.  The Division of Health Care Finance and Policy continues to monitor Health Safety Net service volume and costs, to update evolving trends relating to Trust Fund care demand.  Projections will likely change as more data emerges regarding demand on the Health Safety Net, and a Health Safety Net shortfall of funding for Fiscal Year 2011 of $90 million to $125 million is anticipated. These projections are largely influenced by the current economic conditions and their effect on the Health Safety Net.

The Governor's proposed Fiscal Year 2012 budget recommended $420 million in dedicated resources for the Health Safety Net Trust Fund, including $320 million from hospital and insurer assessments, $70 million from supplemental payments made by other sources and a $30 million contribution from the Commonwealth General Fund.  As in Fiscal Year 2011, a Health Safety Net shortfall of funding for Fiscal Year 2012 was anticipated ($100 million to $150 million) based upon current projections and considering current economic conditions.

Federal Health Care Reform. On March 23, 2010 the President signed into law a comprehensive national health reform measure, the Patient Protection and Affordable Health Care Act ("PPACA").  Many of the provisions that were passed in the PPACA are similar to the Massachusetts health care reform model including the introduction of a health insurance exchange, insurance market reforms, individual mandate requirements to ensure that individuals are accessing health insurance, and rules designed to encourage employers to contribute to health insurance for their employees.  Unlike many other states, the Commonwealth will not need to devote new state funding to cover populations under the federal Medicaid expansions, as the Commonwealth is already providing coverage exceeding the new federal coverage levels.

Instead, PPACA will provide the Commonwealth with significant additional federal funding for the Commonwealth's health insurance programs for low-income individuals starting in 2014.  The Commonwealth is aggressively analyzing this legislation to identify immediate funding opportunities and compliance requirements for the Commonwealth and begin planning for further adjustments needed as key provisions of national health care reform are gradually phased in.

Health Care Cost Containment . The Governor's Fiscal Year 2012 budget proposal also assumed growth in spending for the Commonwealth's health care coverage programs, including Medicaid, Commonwealth Care and the Group Insurance Commission, will be avoided in Fiscal Year 2012 based on new procurement and enrollment strategies expected to drive care to lower-cost settings. As noted above, with respect to Medicaid, other steps to control growth in costs are being taken.  In the absence of these steps to control growth in costs, EOAF estimates that costs in the Commonwealth's health care coverage programs would grow by approximately $1 billion.

Public Assistance .  Through the Department of Transitional Assistance, the  Commonwealth administers four major programs of public assistance for eligible residents: transitional aid to families with dependent children ("TAFDC"); emergency assistance; emergency aid to the elderly, disabled and children ("EAEDC"); and the state supplemental benefits for residents enrolled in the federal supplemental security income ("SSI") program. In addition, the Commonwealth is responsible for administering the entirely federally funded food stamps program, which provides food assistance to low-income families and individuals.  The Department oversees state homeless shelter programs and spending for families and individuals.  Lastly, beginning in Fiscal Year 2008, the Commonwealth established a new supplemental nutritional program, which provides small supplemental benefits to working families currently enrolled in the food stamps program.  Total budgeted operating funds for the Department of Transitional Assistance were $814.2 million, $859.5 million and $724.5 million in Fiscal Years 2008, 2009 and 2010, respectively.

Federal welfare reform legislation enacted on August 22, 1996 eliminated the federal entitlement program of aid to families with dependent children and replaced it with block grant funding for TANF.  The Commonwealth must meet federal maintenance-of-effort requirements in order to be eligible for the full TANF grant award.  In February 2006, federal legislation reauthorized the TANF block grant providing $459.4 million annually to the Commonwealth for the next five years, provided that the Commonwealth meets certain federal work requirements.

Under federal TANF program rules, Massachusetts must increase its current work participation rate from 16.7% to 50% for all TANF families and 90% for two parent families beginning in federal Fiscal Year 2007.  Through Fiscal Year 2008, Massachusetts has been eligible under the federal program rules to lower the total required work participation rate requirement by applying credits earned through annual caseload reductions while continuing to meet federal requirements for state maintenance of effort spending.  In Fiscal Year 2008, Massachusetts was subject to a new methodology in determining the total annual caseload reduction credit that can be applied to the workforce participation target.  Because the new methodology diminished the Commonwealth's ability to lower its workforce participation target, it established a new supplemental nutrition program.  In February 2010, the Commonwealth was informed that, based on the caseload reduction credit for 2008, the revised target was 0%.  Consistent with federal guidance in 2009, the Commonwealth's target participation rate for 2008 through 2011 would be the lower of the 2008 or 2009 targets.  Based on the 0% for 2008, the targets for 2008 through 2011 were 0%.  Since the supplemental nutrition program was no longer needed to enable the Commonwealth to meet its target, the program was suspended.

Other Health and Human Services .  The Office of Health Services encompasses programs and services from the Department of Public Health, the Department of Mental Health, and the Division of Health Care Finance and Policy.  Their goal is to promote healthy people, families, communities, and environments through coordinated care.  In Fiscal Year 2010 the Office of Health Services spent $1.121 billion and was projected to spend $1.146 billion in Fiscal Year 2011.  In Fiscal Year 2010, the Department of Public Health spent $493.7 million and was projected to spend $496.8 million Fiscal Year 2011. In Fiscal Year 2010, the Department of Mental Health spent $614 million and was projected to spend $628.4 million in Fiscal Year 2011.  In Fiscal Year 2010, the Division of Health Care Finance and Policy spent $13.4 million and was projected to spend $1.1 million Fiscal Year 2011.

Commonwealth Pension Obligations .  The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state.  The Commonwealth assumed responsibility, beginning in Fiscal Year 1982, for payment of cost of living adjustments for all local retirement systems.  However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these systems and providing that systems fund future cost-of-living adjustments.  Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board.  Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board.  In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets.  The members of these state and local retirement systems do not participate in the federal Social Security System.  The Commonwealth's employees' and teachers' retirement systems are partially funded by employee contributions of regular compensation, which rates vary depending on when the employee was hired.

On October 1, 2010, the Public Employee Retirement Administration Commission ("PERAC") released its actuarial valuation of the total pension obligation as of January 1, 2010.  The unfunded actuarial accrued liability as of that date for the total obligation was approximately $19.986 billion, including approximately $5.843 billion for the State Employees' Retirement System, $12.477 billion for the Massachusetts Teachers' Retirement System, $1.364 billion for Boston Teachers and $302 million for cost-of-living increases reimbursable to local systems.  The valuation study estimated the total actuarial accrued liability as of January 1, 2010 to be approximately $61.576 billion.

On March 10, 2011, PERAC released its actuarial valuation of the State Employees' Retirement System as of January 1, 2011. The unfunded actuarial accrued liability as of January 1, 2011 was approximately $4.998 billion. The valuation study estimates the total actuarial accrued liability to be approximately $26.243 billion, with total assets valued on an actuarial basis at approximately $21.245 billion.

On January 18, 2011, EOAF filed a new triennial schedule that would extend the deadline for amortizing the unfunded liability to zero from June 30, 2025 to June 30, 2040. The other assumptions underlying the new funding schedule include valuation of assets and liabilities as of January 1, 2010, an annual rate of return on assets of 8.25%, and an amortization growth rate of 5% to 6% during Fiscal Years 2013 to 2017.  The Fiscal Year 2012 transfer included in that schedule is $1.478 billion, a $36 million increase over Fiscal Year 2011. Legislation filed by the Governor in conjunction with the new triennial schedule incorporates the new pension funding amounts for the next six years rather than the statutorily required three, and requires that any adjustments to these amounts based on the next triennial schedule shall be limited to increases in the schedule amounts for each of the specified years. On the same day, the Governor filed legislation proposing pension reforms in addition to those adopted by the passage of pension reform legislation in 2009.  The additional reforms include increasing the retirement ages, eliminating early retirement subsidies and increasing the period for average earnings from the highest three years to the highest five years for all new state employees.  The legislation also incorporates the new pension funding amounts for the next six years rather than the statutorily required three, and requires that any adjustments to these amounts based on the next triennial schedule shall be limited to increases in the schedule amounts for each of the specified years.  If enacted as filed, the legislation is expected by the Governor to generate savings over the next 30 years estimated at more than $3 billion for the Commonwealth and $2 billion for municipalities.

Higher Education .  The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges.  The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution.  Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education.  Fiscal Year 2010 spending on higher education equaled $845.6 million, and Fiscal Year 2011 spending was projected to be $936.9 million.

Capital Spending

EOAF maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies.  In October 2010, the Governor released a five-year capital investment plan for Fiscal Years 2011-2015, totaling nearly $18 billion.  With the release of this plan, the Governor announced that the bond cap will be $1.625 billion for Fiscal Year 2011, plus $140 million in unused bond cap from Fiscal Year 2010, which has been carried forward to support spending in Fiscal Year 2011.  The bond cap for Fiscal Year 2012 is projected to be $1.750 billion, and is projected to increase by $125 million in each subsequent fiscal year through Fiscal Year 2015.

The bond cap determination is based on the debt affordability policy, under which the Commonwealth sets the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues.  For future fiscal years, 3% annual growth is assumed, which is the 10-year historic annual average growth in budgeted revenues.  In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap to not more than $125 million through Fiscal Year 2015.  This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels.

Massachusetts Bay Transportation Authority ("MBTA") .  The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964.  Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA's net cost of service (current expenses, including debt service, minus current income).

Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000.  The Commonwealth's obligation to pay such prior bonds is a general obligation.  As of December 31, 2010, the MBTA had approximately $675.3 million of such prior bonds outstanding.  Such bonds are currently scheduled to mature annually through Fiscal Year 2030, with annual debt service in the range of approximately $156 million to $134 million through Fiscal Year 2014 and declining thereafter.

Commonwealth Indebtedness

General Authority to Borrow .  Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the legislature present and voting thereon.  The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan.  In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

General Obligation Debt .  The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law.  General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.  As of December 31, 2010, the Commonwealth had approximately $17.8 billion in issued and outstanding general obligation debt, of which $14.2 billion (80%) was fixed rate debt and $3.6 billion (20%) was variable rate debt.  The Commonwealth's outstanding general obligation variable rate debt consists of several variable rate structures.  Most of the outstanding variable rate bonds are in the form of variable rate demand bonds, which account for $1.6 billion of outstanding general obligation debt as of December 31, 2010.  Other outstanding variable rate structures include London Interbank Offered Rate (LIBOR) index bonds, auction rate securities, and consumer price index bonds.  Of the variable rate debt outstanding, the interest rates on $3.2 billion of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds.

Under legislation approved by the Governor on August 11, 2008, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged.  The remaining variable rate debt of $352 million, or approximately 2% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a periodic basis.

As of December 31, 2010, the Commonwealth had outstanding approximately $160.6 million ($84.8 million principal and $75.8 million discount) of variable rate "U. Plan" bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

The Commonwealth has issued general obligation bonds in the form of Build America Bonds ("BABs"), which were authorized under ARRA.  The Commonwealth is entitled to receive a cash subsidy from the federal government equal to 35% of the investment payable on the BABs provided the Commonwealth makes certain required filings in accordance with applicable federal rules.  Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies.  The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments.  As of December 31, 2010, the Commonwealth had approximately $2.1 billion of BABs outstanding.

The Commonwealth is authorized to issue short-term general obligation debt as RANs or bond anticipation notes ("BANs").  RANs may be issued in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued.  BANs may be issued in anticipation of the issuance of bonds, including special obligation convention center bonds.  In addition, the Commonwealth currently has liquidity support for a $400 million commercial paper program which it utilizes regularly for cash flow purposes.

Special Obligation Debt .

The Commonwealth Transportation Fund .  The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund (formerly the Highway Fund).  Revenues that are currently accounted to the Commonwealth Transportation Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax.  As of December 31, 2010, the Commonwealth had outstanding $413.9 million of such special obligation bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

On December 23, 2010 the State issued approximately $576.1 million of special obligation bonds secured by a pledge of certain revenues credited to the Commonwealth Transportation Fund to fund a portion of the Commonwealth's accelerated structurally deficient bridge program. The Commonwealth elected to issue such bonds as BABs (approximately $419.8 million) and Recovery Zone Economic Development Bonds ("RZEDBs") (approximately $156.4 million) for purposes of ARRA.  Such election entitles the Commonwealth to receive cash subsidy payments from the federal government equal to 35% of the debt service payable on the BABs and 45% of the debt service payable on the RZEDBs provided, in both cases, the Commonwealth makes certain required filings in accordance with applicable federal rules.

Convention Center Fund .  The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million).  The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston, tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield.  In June 2004, $686.7 million of special obligation bonds were issued, secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities.  Of this, $638.7 million is still outstanding as of December 31, 2010.

Federal Grant Anticipation Notes.  The Commonwealth has issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel Project ("CA/T Project") in anticipation of future federal reimbursements.  The notes are not general obligations of the Commonwealth.  The notes mature between Fiscal Year 2006 and Fiscal Year 2015.  Such notes are secured by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. In practice, the interest on such notes has been paid from state appropriations. As of December 31, 2010, $711.8 million of such notes remained outstanding.  The lien securing such notes has been closed to further issuance.

On August 4, 2008, the Governor approved legislation authorizing the issuance of an additional $1.1 billion of grant anticipation notes secured by future federal funds to fund a portion of the Commonwealth's accelerated structurally deficient bridge program.  Similarly to the notes issued for the CA/T Project, the Commonwealth expects to pay interest on the notes for the bridge program from Commonwealth appropriations.  As of December 31, 2010, $100 million of such notes was outstanding.

The $100 million of junior-lien grant anticipation notes were issued as BABs. Under current law, such payments received by the Commonwealth are required to be deposited in the Commonwealth General Fund and thus do not secure the notes.  EOAF intends to seek legislative authority to provide that such payments will be pledged to secure the notes.

Litigation

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party.  In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Commonwealth Programs and Services .  From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies.  To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Health Care for All v. Romney et al . A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth's administration of the MassHealth dental program. Specifically, the plaintiffs asserted that the Commonwealth's administration of the program fails to comply with federal Medicaid law. In February 2006, the trial court entered judgment against the Commonwealth on three counts of the plaintiffs' complaint with respect to MassHealth-eligible members under age 21.  Pursuant to that judgment, the Commonwealth developed and implemented a remedial plan to improve access to Medicaid-covered dental services for MassHealth-eligible members under age 21.  Court oversight of the remediation plan ended in February 2011.

Rosie D. et al v. The Governor.   In January 2006, the trial court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home- and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment ("EPSDT") provisions of federal Medicaid laws.  In 2007, the trial court adopted the defendants' proposed remedial plan, with some modifications, and subsequently entered judgment in accordance with that modified plan.  The Commonwealth did not appeal from that judgment and had begun implementation of its remedial plan.  The plan originally contemplated full implementation by June 30, 2009, but, on the Commonwealth's motion, the court modified the judgment to extend the date for full implementation to November 30, 2009.  In January 2009, the court allowed plaintiffs' motion for $7 million in legal fees.  The cost of implementation is likely to exceed $20 million annually beginning in Fiscal Year 2009. Although the Commonwealth paid the plaintiffs' attorneys approximately $7.1 million in court-approved fees, plaintiffs are entitled to submit additional petitions for recovery of attorneys' fees incurred post-judgment through the end of the remedial plan implementation period (July 2012).  In late May 2010, plaintiffs moved the court for payment of approximately $1.48 million in attorneys' fees for monitoring the implementation of the judgment during the period from January 1, 2007, through June 30, 2009.  Defendants' counsel filed an objection to approximately $250,000 of the fees requested.  The court issued an order reducing defendants' attorney fees by $50,000.

Disability Law Center, Inc. v. Massachusetts Department of Correction et al.   The Disability Law Center ("DLC") filed suit against the Department of Correction ("DOC") and various senior DOC officials, alleging that confining prisoners with mental illness in segregation beyond a short period violates the U.S. Constitution and certain federal statutes.  DLC asks the court to enjoin DOC from confining mentally ill prisoners in segregation for more than one week and to require DOC to establish a maximum security residential treatment unit or units as an alternative to segregation. DLC has proposed a broad definition of mental illness which, if adopted, would cover a large percentage of DOC's segregation population.  On July 31, 2009, DOC filed, under seal, a superseding draft settlement agreement that contemplates appropriate services to inmates with serious mental illness while taking account of the Commonwealth's current budgetary constraints.  The DLC rejected DOC's settlement offer.  In November 2009, the parties filed separate status reports with the court reporting a cessation of their settlement discussions and, consequently, the need for a trial date.  The court set a trial date of June 6, 2011, which was expected to be extended because discovery remains ongoing.

Harper et al. v. Massachusetts Department of Transitional Assistance.  Plaintiffs seek to represent a class of indigent disabled individuals who apply for or receive subsistence-level cash and/or food stamp benefits from the Department of Transportation Assistant ("DTA").  Plaintiffs allege that the way DTA administers its programs has the effect of preventing persons with disabilities from having equal access to DTA's benefits and services, and therefore violates the Americans with Disabilities Act and the Rehabilitation Act of 1973.  Plaintiffs seek systemic changes to the DTA's policies and procedures as well as to information and telephone systems.  DTA has answered the complaint, and the parties are conducting discovery.  Although the existence and scope of liability are contested by DTA, the cost of implementing the changes demanded by the plaintiffs could cost millions of dollars.  As a result of an August 2010 court order, the case is stayed while the parties engaged in mediation.

Kristy Didonato, et al. v. Department of Transitional Assistance, et al. (Didonato I and Didonato II) .  These are consolidated class actions challenging DTA's practices and procedures relating to emergency shelter placements and, more specifically, its practices and procedures relating to the placement of families in shelters that are located more than 20 miles from their home communities. In October 2006, the Housing Court allowed the plaintiffs' motion for partial summary judgment on the systemic notice and hearing claims in Didonato I and II. Following the court's decision, DTA worked with plaintiffs' counsel to implement the court's partial summary judgment decision and also initiated settlement discussions to resolve the remaining claims in the consolidated complaints.  In 2009, plaintiffs' counsel moved to expand plaintiffs' requested relief to include a demand that DTA adopt a policy requiring that motel placements be used to avoid placing families with school-age children in shelters that are more than 20 miles from their home communities.  The program costs related to implementing such a requirement potentially could exceed $20 million.  On July 1, 2009, the emergency shelter program was transferred from DTA to another state agency, the Department of Housing and Community Development.

Massachusetts Community College Council, Inc., et al. v. Board of Higher Ed., et al . A group of individual plaintiffs and the employee organizations to which they belong brought this action for relief, challenging the Commonwealth's criteria for eligibility to enroll in Group Insurance Commission ("GIC") health insurance coverage and for the payment of a pro-rata contribution for non-eligible employees who obtain health insurance coverage through the Connector Authority.  The complaint was filed in late November, 2009, and the defendants answered on February 12, 2010.  While the case is not a class action, if the plaintiffs prevail, it is expected that the Commonwealth would likely make similarly situated persons eligible for coverage or contribution.   If plaintiffs obtain rights to enroll in GIC health care coverage, those who would become eligible for enrollment in GIC health insurance coverage might also successfully argue for pension benefits in a separate, subsequent proceeding. It is not possible, at this time, to accurately estimate the costs that would be incurred if the plaintiffs prevail.

Finch, et al. v. Health Insurance Connector Authority, et al .  Plaintiffs challenge a 2009 statute that excludes from the Commonwealth Care program those individuals who are alien residents with special status ("AWSS").  Many members of the AWSS population are otherwise eligible for subsidized insurance through the Commonwealth Care program.  The Commonwealth established a less expensive program to cover much of the AWSS population with health insurance.  The lawsuit does not ask for retroactive relief, but seeks to have the individuals reinstated to the Commonwealth Care program.  On May 6, 2011, the Supreme Judicial Court issued a decision in which it held that the Massachusetts statute constitutes a suspect classification that is subject to strict scrutiny under the Massachusetts Constitution.  The Supreme Judicial Court did not reach the question whether this restriction on Commonwealth Care eligibility would satisfy strict scrutiny, but remanded the matter for further proceedings.  It is possible that the Supreme Judicial Court's decision will have implications for other public benefit programs.  If plaintiffs succeed on their claims, and the Legislature makes no other changes to eligibility requirements, the Commonwealth could incur more than $100 million in additional costs for covering special status immigrants through Commonwealth Care per fiscal year.  This is a conservative estimate based on projected average program costs and will be refined as updated cost and enrollment information for special status immigrants becomes available.

Connor B., ex rel. Vigurs, et al. v. Patrick, et al . This is a class action in which plaintiffs allege that the Commonwealth's foster care system violates numerous of the foster children's constitutional and statutory rights for various reasons.  The trial court denied the defendants' motion to dismiss the lawsuit and, in late February 2011, granted the plaintiffs' motion for class certification.  The case is now moving into the discovery phase.  If plaintiffs succeed in achieving all of the declaratory and injunctive relief they seek, the Commonwealth could be required to expend millions of dollars in increased foster care reimbursement payments, personnel costs and services.

Carol Surprenant v. Massachusetts Turnpike Authority . Plaintiff originally sued the Massachusetts Turnpike Authority ("MTA") and the Massachusetts Port Authority ("MassPort") on behalf of a purported "class" consisting of all toll-payers at the Tobin Memorial Bridge and the Sumner and Ted Williams Tunnels who use E-Z Pass or Fast Lane transponders but do not qualify for the so-called "Resident Discount Programs."  The plaintiff claims that the "Resident Discount Programs" are unconstitutional.  The MTA and MassPort filed a motion to dismiss the complaint.  On March 4, 2010, the trial court allowed, in part, their motion to dismiss under the federal Privileges and Immunities Clause and denied it, in part, as to the claim under the federal Commerce Clause.  The court authorized a 90 day period for discovery, followed by supplemental briefing.  On April 5, 2010, plaintiff filed an amended complaint, adding the Massachusetts Department of Transportation ("MassDOT") as a defendant. MassDOT answered the amended complaint by denying all claims, and by asserting that the claims against it are barred by the Commonwealth's sovereign immunity, and by the fact that neither the Commonwealth nor MassDOT is subject to suit under the Constitution.  In February, 2011, the court granted MassDOT's motion and dismissed the case.

Sandra Murphy, et al. v. Massachusetts Turnpike Authority . Plaintiffs filed suit against the MTA on behalf of a purported class consisting of all toll payers within the Metropolitan Highway System ("MHS") alleging that the use of toll money collected in some parts of the MHS to fund operations, maintenance and debt service for other parts of the MHS is an unconstitutional tax.  Plaintiffs' complaint does not specify damages but does allege that from July 2006 through June 2009 the MTA charged users of the toll roads $440 million more than the toll roads actually cost.  The MTA filed a motion to dismiss seeking to dismiss all counts of the complaint. On January 18, 2011, the trial court granted the MTA's motion to dismiss, but reported the case to the appellate court for determination of the correctness of its decision.

Medicaid Audits and Regulatory Reviews .

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund).  The Federal Health Care Financing Administration (now, Centers for Medicare and Medicaid Services ("CMS")) asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth's Health Safety Net Trust Fund might violate federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought federal waivers for the Commonwealth's assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund.  The Commonwealth believes that the assessments are within the federal law pertaining to health care related taxes.  Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements.  By the end of Fiscal Year 2011, the Commonwealth will have collected an estimated $4.997 billion in acute hospital assessments since 1990 and an estimated $1.877 billion in surcharge payments since 1998.

In re: Disallowance of 2005 MassHealth acute hospital supplemental payments.  In March 2006, CMS deferred payment of claims for Federal Financial Participation ("FFP") totaling almost $52.5 million.  This amount represents the federal share of the portion of MassHealth supplemental payments to Boston Medical Center ("BMC"), Cambridge Health Alliance ("CHA") and UMass Memorial Health Care, Inc. ("UMMHC") hospitals attributable to dates of service on or before Fiscal Year 2003.  CMS released $16.4 million in FFP for payments to BMC and CHA and is holding $27 million in FFP for payments to UMMHC pending resolution of an Office of the Inspector General ("OIG") audit.  EOHHS returned $9 million in FFP based on its own update of projected payment limits.  In February 2011, CMS sent EOHHS a Notice of Disallowance of $25.544 million.

Commonwealth v. Sebelius (referred to as In re: Disallowance by the U. S. Department of Health and Human Services Centers of Medicare and Medicaid Services.  On March 20, 2008, CMS issued a notice of disallowance of approximately $87 million in FFP. As the basis for the disallowance, CMS cited the final findings of an audit conducted by the OIG of the U.S. Department of Health and Human Services regarding Medicaid targeted case management claims for children in the target group of abused or neglected children involved with the Department of Social Services.  The Commonwealth appealed the CMS disallowance to the Departmental Appeal Board of the U. S. Department of Health and Human Services. On December 31, 2008, the Departmental Appeals Board affirmed the disallowance.  The Commonwealth filed an appeal of the disallowance in federal district court.  On March 24, 2010, the district court entered judgment for the United States.  The parties subsequently entered into a settlement agreement which provides that CMS retain the approximately $86.6 million FFP and forgo any further disallowance actions for other similar FFP claims.

Boston Medical Center Corp. and Boston Medical Center Health Plan, Inc. v. Secretary of the Executive Office of Health and Human Services .  Plaintiffs filed suit in July 2009 claiming that they are owed at least $127.6 million in additional payments by the Commonwealth's Medicaid program for Fiscal Year 2009.  First, plaintiffs allege that the Commonwealth was obligated to set higher Medicaid reimbursement rates for services provided to Medicaid clients by the Boston Medical Center ("BMC") hospital and managed care organization entities and that, if the rates for that year were increased to levels that BMC seeks, it would be entitled to an additional $120.9 million for Fiscal Year 2009.  Second, BMC also alleges that it is entitled to an additional $6.7 million in net supplemental payments for Fiscal Year 2009 under the so-called Health Care Reform Act.  Defendant filed an answer denying all claims.  On December 20, 2010 the court granted the defendant's motion to dismiss all of the plaintiffs' claims.  Plaintiffs have filed a notice of appeal.

Holyoke Medical Center, Inc., et al. v. Secretary of the Executive Office of Health & Human Services .  Six community hospitals that mainly serve patients covered by state and federal public insurance plans filed suit in December 2009 claiming that they are owed at least $115.9 million by the Commonwealth's Medicaid program.  Plaintiffs allege that the Commonwealth was obligated to set higher Medicaid reimbursement rates for services provided to Medicaid clients by the six plaintiff hospitals On December 20, 2010, the court granted the defendant's motion to dismiss all of the plaintiffs' claims.  Plaintiffs have filed a notice of appeal.

Environmental Matters .

Boston Harbor Cleanup.   The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency ("EPA") alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor.  See United States v. Metropolitan District Commission.  See also Conservation Law Foundation v. Metropolitan District Commission and United States v. South Essex Sewage District.  The Massachusetts Water Resources Authority ("MWRA"), successor in liability to the Metropolitan District Commission ("MDC"), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements.  The total cost of construction of the wastewater facilities required under the Court's order, not including combined sewer overflow ("CSO") costs, was approximately $3.8 billion.  The MWRA has also spent approximately $730 million in developing and implementing the CSO plan and its projects. Thus, the cost of construction of water treatment facilities required under the court's order has now amounted to approximately $4.53 billion. Going forward, the MWRA anticipates spending an additional $148 million on remaining design and construction work on CSO projects.  These figures do not include routine ongoing costs, such as maintenance expenses and capital spending for plant and system retrofits, and replacements.

Wellesley College v. The Commonwealth.   Wellesley College (the "College") is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban.  On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College funded a clean-up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $40 million.  The judgment has since been amended by agreement of the parties and with approval of the court.  Under the terms of the partial settlement and judgment, the Commonwealth has reimbursed the college approximately $1.1 million (approximately 2.5% of total clean-up costs) from an escrow account after the Department of Environmental Protection determined that a portion of the Lake Waban shoreline clean-up was properly performed.  Other issues that may lead to counterclaims by the College against the Commonwealth include groundwater contamination and clean up of Lake Waban itself, for which the Department has approved a temporary solution, reviewable every five years.  If a full clean up of the lake is required in the future, it could cost up to $100 million.

In re Massachusetts Military Reservation (pre-litigation).  The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod.  The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee.  Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in federal regulations and has not been completed. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

The Arborway Committee v. Executive Office of Transportation et al.   The plaintiff, a volunteer group of residents and merchants in Jamaica Plain, filed a complaint in February 2007, is seeking to compel the Commonwealth to restore electric light-rail service between Heath Street and the Forest Hills station in Boston.  Green Line service along this route (known as the Arborway Line) was discontinued in 1984.  The plaintiff claims that the Commonwealth's failure to restore the Arborway Line is a breach of a memorandum of understanding entered into between the Commonwealth and the Conservation Law Foundation in 1990.  The trial court granted the Commonwealth summary judgment on statute of limitations grounds, and the plaintiffs appealed.  In January 2011, the appellate court affirmed the dismissal of the case.

Taxes and Revenues .  There are several tax cases pending which could result in significant refunds if taxpayers prevail, including Feeney, et al. v. Dell, Inc. v. Commissioner of Revenue, DIRECTV, Inc. v. Commonwealth of Massachusetts Department of Revenue, and Vodaphone Americas, Inc. v. Commissioner of Revenue.  It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth.  Approximately $110 million in contingent liabilities existed in the aggregate in the tax cases pending before the Appellate Tax Board, the Appeals Court or the Supreme Judicial Court.

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et. al.   This matter arises under the MSA.  Under the MSA, original participating manufacturers ("OPMs") and subsequent participating manufacturers ("SPMs" and together with the OPMs, "PMs") are subject to a number of payment adjustments.  One such adjustment is the non-participating manufacturer ("NPMs") adjustment, which can be triggered in the OPMs suffer a specified market share loss as compared to the OPMs' market share base in 1997.  Because the OPMs suffered the requisite loss in 2003, 2004, 2005 and 2006, they are seeking to reduce the amount of payments they made in each of those years.  Under the MSA, a nationally recognized economic firm (the "Firm") must make a determination that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor relating to their market share loss in each relevant year.  Even if this finding is made, the payment adjustment can still be avoided if it is determined that the participating states diligently enforced their NPM escrow statutes.  The Firm, for each year, concluded that the first finding had been made and the OPMs moved to have the payment adjustments enforced.  This has been deferred while the determination on whether the states, including Massachusetts, diligently enforced their NPM escrow statutes.  Certain PMs have made annual payments to Massachusetts, while others have withheld payments until a decision on the enforcement of the Commonwealth's NPM escrow statute has been reached.

In early July, 2010, a three judge panel of arbitrators was seated to hear the 2003 NPM Adjustment arbitration between Massachusetts and the other participating states, and the PMs.  The matter is currently in the discovery stage.

In January 2009, the Commonwealth and other settling states entered into an arbitration agreement with the OPMs.  Broadly stated, the agreement provides for a national arbitration proceeding to resolve the ongoing NPMs adjustment disputes.  As consideration for the states' assets to this agreement, the OPMs agreed, among other things, to release the funds withheld from the April 2008 MSA payments in connection with the 2005 NPM adjustment dispute.  Notwithstanding this release of funds, the OPMs continue to contest the states' diligent enforcement of their escrow statutes.  As a result of this agreement, on February 26, 2009, the Commonwealth received approximately $22 million in withheld 2005 MSA payments.

Grand River Enterprises Six Nations, Ltd. v. William Pryor, et al.   This case arises out of a challenge to the MSA that was initiated in 2002 by a group of NPMs.  These NPMs sued 31 Attorneys General, including the Attorney General of the Commonwealth, alleging that the MSA, the States' escrow statutes and NPM enforcement actions violate the U.S. Constitution and federal law.  In April, 2006, the States filed a petition for certiorari asking the United States Supreme Court to review whether the District Court has jurisdiction over the defendants. This petition was denied in October 2006.  Plaintiffs also sought to preliminarily enjoin enforcement of state escrow statutes against it, but this motion was denied and the denial affirmed by the U. S. Court of Appeals for the Second Circuit. Plaintiffs are seeking a final judgment that the MSA is illegal, and such a decision could negatively affect the billions of dollars in future payments to the States anticipated under the MSA.  Discovery is complete. Summary judgment briefs were filed in September 2009, and oral arguments were heard in April 2010.

Other Litigation .

Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini - Kiewit - Cashman Joint Venture v. Commonwealth. In several related cases and potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project.  Plaintiffs have asserted claims in excess of $130 million.  These claims are at various stages of resolution, including the Superior Court and the Central Artery Tunnel Project Dispute Review Board panel.  The panel issued decisions on some of the claims, awarding plaintiffs approximately $67 million on claims of approximately $96 million.  Those decisions are now the subject of further court proceedings. Plaintiffs also still have in excess of $68 million in claims pending.

In re: Historic Renovation of Suffolk County Courthouse. This matter is now in suit, captioned Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management.. The general contractor for this historic renovation project sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. The total amount claimed was approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors). The case has been settled for $19.5 million.

Local 589, Amalgamated Transit Union, et al. v. Commonwealth of Massachusetts, et al. In a class action complaint filed in September 2009, ten separate union organizations and numerous MBTA employees and retirees challenge various provisions in the transportation reform legislation that alter the requirements for employee pension eligibility, transfer the MBTA employees' and retirees' health insurance coverage to Group Insurance Commission plans, increase the percentage of health insurance premiums to be paid by MBTA employees and retirees and foreclose collective bargaining of group insurance coverage.  Plaintiffs claim that the changes effected by the statute violate federal labor protective agreements, unconstitutionally impair union and other contracts, and effect an unconstitutional taking of property.  On December 24, 2009, the trial court denied the plaintiffs' request for a preliminary injunction regarding the first round of health insurance transfers, which took place on January 1, 2010. Both the Commonwealth and the MBTA have filed answers. The parties have served cross-motions for partial summary judgment regarding the health-insurance claims.  On April 15, 2011, the trial court granted summary judgment for the defendants.

OPEIU, Local 6 and the Massachusetts Trial Court. On May 7, 2010, the union representing court clerical and professional employees received an arbitrator's award on two grievances involving the nonpayment of negotiated salary increases for bargaining units of court clerical and professional employees . Despite the lack of appropriations by the Legislature, the arbitrator concluded that the trial court was obligated to pay increases in the second and third years of a collective bargaining agreement covering the period July 1, 2007, through June 30, 2010, because the Legislature had funded a wage increase for the first year of the agreement.   On October 18, 2010, the union, which won an arbitration award requiring the trial court to pay its clerical and professional employees wage increases totaling approximately $40 million, filed a petition to enforce the arbitration award.  The Commonwealth has filed a motion to stay, which the union has opposed.  The union has also filed an unfair labor practice charge with the Division of Labor Relations alleging that the Commonwealth's failure to comply with the arbitration award violates the Constitution and is seeking payment of the award.  The trial court and the union subsequently settled this matter. Under the terms of the settlement agreement, the Trial Court will use operating funds for Fiscal Year 2011 to place the subject employees at the correct pay level effective as of the pay period that began on March 13, 2011.  The Governor included certain funds for employees' wages in a supplemental budget, including retroactive payments from July 1, 2010 to March 12, 2011.  The remainder of the retroactive wage payments will be paid out in increments from the court's budget by Fiscal Year 2015.  The lawsuit is currently stayed by agreement of the parties and will be withdrawn upon passage of the supplemental budget.  The charge before the Division of Labor Relations will be withdrawn by the union upon the parties' negotiation of a successor collective bargaining agreement.

Howe v. Town of North Andover, et al.  A lawsuit was filed in late January 2010, naming twenty Massachusetts State Police officers or employees and three Essex Sheriff officers or employees as defendants.  The lawsuit arises out of a death at a sobriety checkpoint allegedly organized and/or staffed by the Massachusetts State Police, Essex Sheriff's Department and the North Andover Police Department.  The lawsuit alleges wrongful death, civil rights violations, negligence and other claims.  At this time no determination has been made as to the merits of the claims against the defendants.

APPENDIX A

RISK FACTORS—INVESTING IN NEW YORK MUNICIPAL BONDS

The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from the Annual Information Statement of the State of New York (the "State") and any updates available as of the date of this SAI .  While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Economic Trends

U.S. Economy .  Recent data indicate that extreme winter weather and spiking energy prices had a substantial impact on economic activity in the first calendar year quarter of 2011.  The national economy grew 1.8% in the first quarter, with real household and private business spending weakening substantially relative to the fourth quarter of 2010.  Although demand appears to have rebounded in March, growth in the second and third quarters is expected to continue to be affected by the ongoing turmoil in the Middle East and volatile energy prices.  Real U.S. Gross Domestic Product is projected to grow 2.9% for calendar year 2011, approximately the same level of growth as in calendar year 2010.  The national economy is expected to add approximately 2.5 million jobs in 2011, representing annual growth of 1.3%.  This projection is consistent with the unemployment rate averaging 8.5% in the fourth quarter of calendar year 2010.  Personal income is projected to grow 5.2% for 2011, with its largest component, wages and salaries, projected to grow by 4.3%.

From February through April 2011, the daily spot price of domestically produced oil (as represented by West Texas Intermediate Crude) rose 27%, while the price of imported oil rose even faster.  Meanwhile, the average weekly price of unleaded gasoline was up 27% over the same period and was fast approaching its July 2008 high.  Since then, energy prices have fallen below their most recent peaks, but with the ongoing turmoil in the Middle East, energy prices are likely to continue to be volatile.  Annualized quarterly inflation, as represented by growth in the Consumer Price Index, accelerated from 2.6% in the fourth quarter of 2010 to 5.2% in the first quarter of 2011.  Core inflation, which excludes the volatile food and energy components, also accelerated from 0.6% to 1.7% during this time period.  The New York State Division of the Budget ("DOB")  is projecting 2011 inflation of 2.7%.

Despite mounting inflationary pressure, the Federal Reserve was expected to complete its $600 billion long-run asset purchase program by the end of June as scheduled, and begin moving away from its zero-percent short-term interest rate target before the end of 2011.  The 10-year Treasury yield is expected to average 3.7% in 2011.  The outlook for corporate profits and equity markets remains favorable, as the corporate sector continues to reap the benefits of low interest rates and global economic growth.

The national recovery is expected to continue to gain strength following a weak first quarter, but significant risks remain.  Inflation—and energy prices in particular—represent the most uncertain element of the national economic forecast.  Continued unrest in several major oil-exporting nations increases the risk of an extended period of high oil and gasoline prices.  Higher energy prices act effectively as a tax on household and business spending, and can be expected to result in lower spending in other areas.  In addition, the fallout from the Japanese earthquake and tsunami could cause more extensive supply disruptions than currently anticipated.  Both of these developments could diminish the pace of job growth relative to current projections and impede the recovery in household spending from a relatively weak first quarter.  Lower household spending and weaker job growth could both add to the strain already being faced by state and local governments, with no relief from property prices on the horizon.  In contrast, a sudden resolution of the turmoil in the Middle East, accompanied by faster global growth than projected, could result in stronger growth than is reflected in this forecast.

State Economy .  In contrast to that of the nation, the pace of New York's economic recovery continues to exceed expectations.  The downstate economy has been buttressed by the continued improvement of the financial sector, while the State's tourism and export industries are enjoying the benefits of a weak dollar.  Total State employment growth of 0.7% is projected for 2011, with private sector employment growth expected to be 1.3%. Wage growth of 3.8% is projected for 2011.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, the volume of financial market activity and equity market volatility present a particularly large element of uncertainty for New York.  In addition, with Wall Street still adjusting compensation practices in the wake of the passage of financial reform legislation, the timing of cash bonus payouts has become very unstable, making inference from past patterns more uncertain.  A weaker labor market than projected could result in lower wages, which in turn could result in weaker household consumption.  Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected.  These effects would ripple though the State economy, depressing both employment and wage growth.  In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with a greater volume of merger and acquisition and other Wall Street activity, could result in higher wage and bonuses growth than projected.

The City of New York .  The fiscal demands on the State may be affected by the fiscal health of New York City, which relies in part on State aid to balance its budget and meet its cash requirements.  The State's finances also may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

Other Localities .  Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several years.  While a relatively infrequent practice, deficit financing has become more common in recent years.  Between 2004 and 2010, the State Legislature authorized 21 bond issuances to finance local government operating deficits.  There were four new or additional deficit financing authorizations during Fiscal Year 2009-2010.  In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.  Starting in Fiscal Year 2010-11, the potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control.  Such changes may adversely affect the financial condition of certain local governments.  For example, the State or federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources.  The expected loss of temporary federal stimulus funding in 2011 will particularly impact counties and school districts in New York State.  The State's cashflow problems have resulted in delays to the payment of State aid, and in some cases, have necessitated borrowing by the localities.  Similarly, some State policymakers have expressed interest in implementing a property tax cap for local governments.  Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts.  Changes to sales tax distributions resulting from the 2010 federal population census may also have a material impact on certain local governments.  Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.  Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends.  Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Special Considerations .  In recent fiscal years, actual receipts collections have fallen substantially below the levels forecasted in the State's financial plans.  Complex political, social, environmental and economic forces influence the State's economy and finances, many of which are outside the ability of the State to control.  These include, but are not limited to: (i) performance of the national and State economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected; (ii) the extent, if any, to which wage increases for State employees exceed the annual wage costs assumed; (iii) the realization of projected earnings for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; (v) the willingness and ability of the federal government to provide the aid contemplated in a financial plan; (vi) the effect on adoption of the State's budgets by the Legislature in substantially the forms submitted by the Governor; (vii) the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls expenditures; and (viii) ability of the State and its public authorities to market securities successfully in the public credit markets.

Federal Funding.   The State receives a substantial amount of federal aid for health care, education, transportation, and other governmental purposes.  The Fiscal Year 2011-12 Enacted Budget Financial Plan (the " Enacted Budget Financial Plan") assumes relatively stable levels of federal aid over the forecast period.  Changes in federal funding levels could have a materially adverse impact on the Enacted Budget Financial Plan.  For example, the Enacted Budget Financial Plan may be adversely affected by actions taken by the federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules.  The Federal Centers for Medicare and Medicaid Services ("CMS") has engaged the State regarding claims for services provided to individuals in certain developmental centers.  Although no official audit has commenced and the rates paid for these services are established in full accordance with the State-approved methodology, adverse action by CMS relative to these claims could jeopardize a significant amount of federal financial participation in the State Medicaid program.

Health Insurance Company Conversions .  An additional risk is the cost of the State in permitting a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation, subject to a number of terms, conditions and approvals.  Under State law, the State must use the proceeds from a health care company conversion for health care related expenses included in the Health Care Reform Act ("HCRA") Account. For planning purposes, the Enacted Budget Financial Plan assumes no proceeds from a health care conversion in Fiscal Year 2011-12, but does assume that an annual contribution of $250 million in future years would be deposited into HCRA.  If the conversion does not occur on the timetable or at the levels assumed in that financial plan, the State would be required to take other actions to increase available resources or to reduce planned spending to fund projected HCRA expenditures.

Labor Settlements.  Another additional risk is the cost of potential collective bargaining agreements and salary increases for judges (and possibly other elected officials) that may occur in Fiscal Year 2010-11 and beyond.  The Enacted Budget Financial Plan included  a reserve of $346 million to cover the costs of a pattern settlement with all unions that have not agreed to contracts beyond Fiscal Year 2010-11.  The pattern is based on the terms agreed to by the State's largest unions for this period.  There can be no assurance that actual settlements, some of which are subject to binding arbitration, will not exceed the amounts included in the Enacted Budget Financial Plan.  An additional risk is the cost of salary increases for judges which could occur in Fiscal Year 2012-13 and beyond as a result of the actions of a statutorily authorized judicial compensation commission.  The Enacted Budget Financial Plan does not include any costs for potential general wage increases after the current labor agreements expire or salary increases for judges.

The Enacted Budget Financial Plan contemplates $1.5 billion in savings from State agency operations, including approximately $450 million in gap-closing savings from, among other things, wage and benefit changes negotiated with State employee unions, operational efficiencies, and attrition.  On August 15, 2011, members of the State's largest union, the Civil Service Employee Association ("CSEA"), ratified a five-year labor contract with the State.  Under the contract, there will be no general salary increases until Fiscal Year 2014-15.  In addition, employees will take a five-day unpaid deficit reduction leave during the current fiscal year and four days unpaid leave during the next fiscal year.  The value of the deficit reduction leave days will be deducted from employee pay over the remaining pay periods equally during the fiscal year in which they are taken.  The agreement also includes substantial changes to employee health care contributions and CSEA employees will receive broad layoff protection for the next two fiscal years.  The membership of the State's second largest union, the Public Employees Federation ("PEF"), was scheduled to vote on a contract with comparable terms on September 27, 2011.  Negotiations with the State's other unions are ongoing.

State Finances

The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type.  The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State.  State Funds includes the State State General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds.  The State State General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund.  It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

The economic downturn has had a severe impact on State finances.  Actual receipts have fallen consistently below projected levels, fixed costs for debt service and fringe benefits have risen steadily, and demand for State services has grown.  Over the last two years, the State has been required to take extraordinary actions to maintain balanced operations and sufficient liquidity, including enacting mid-year reductions to programs, instituting several rounds of agency spending reductions and deferring payments to local aid recipients and taxpayers.  To avoid using its rainy day reserves, which are relied on during a fiscal year to provide liquidity, the State has managed the timing of payments across fiscal years, including deferring payments not yet legally due from one fiscal year to the next fiscal year.

Prior Fiscal Year Results .

Fiscal Year 2008-09 Results.   State State General Fund receipts, including transfers from other funds and the effect of the tax refund reserve transaction, totaled $53.8 billion in Fiscal Year 2008-09, an increase of $705 million from the prior fiscal year's results.  While tax receipts decreased by $93 million, miscellaneous receipts increased by $621 million and transfers increased by $178 million.  The decline in tax receipts was primarily attributable to a decline in business taxes.  State State General Fund spending, including transfers to other funds, totaled $54.6 billion in Fiscal Year 2008-09, an increase of $1.2 billion over the prior fiscal year.

For Fiscal Year 2008-09, receipts fell substantially below projected levels.  State State General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State's initial projections for the fiscal year. Disbursements for Fiscal Year 2008-09, including transfers to other funds, finished at $1.75 billion lower than initially expected.  This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

The State State General Fund ended Fiscal Year 2008-09 with a balance of $1.9 billion, which included the dedicated balance of $1.2 billion in the State's rainy day reserve fund, $21 million in the contingency reserve fund, $145 million in the Community Projects Fund, and $577 million in general reserves, part of which DOB used for payments initially planned for Fiscal Year 2008-09 that were delayed until the next year.  The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned State State General Fund relief from the temporary increase in the federal matching rate for Medicaid expenditures under the 2009 American Recovery and Reinvestment Act ("ARRA").

Fiscal Year 2009-10 Results.  Receipts during Fiscal Year 2009-10 fell substantially below projections. State State General Fund receipts, including transfers from other funds, totaled $52.6 billion, or $1.78 billion lower than the State's initial projections for Fiscal Year 2009-10.  State State General Fund disbursements, including transfers to other funds, totaled $52.2 billion, a decrease of $2.71 billion from initial projections.  However, actual disbursements were affected by $2.1 billion in payment deferrals taken by the State to end the fiscal year without the use of its rainy day reserves and other designated balances.  Without the deferrals, disbursements for the fiscal year would have been approximately $665 million below initial projections.

In the final quarter of Fiscal Year 2009-10, in order to avoid depleting its reserves, the State deferred a planned payment to school districts ($2.1 billion), which reduced spending from planned levels, and certain tax refunds, which increased available receipts from planned levels ($500 million).  Both the school aid payment and the tax refunds were scheduled to be paid in Fiscal Year 2009-10 but, by statute, were not due until June 1, 2010.  The combined value of the deferrals had the effect of increasing the closing balance in the State State General Fund for Fiscal Year 2009-10 to $2.3 billion, or approximately $900 million above the level required to restore the rainy day reserves and other balances to their anticipated levels.  In early April 2010, the State paid the $500 million in tax refunds that had been deferred. On June 1, 2010, the State paid the $2.1 billion in school aid deferred from Fiscal Year 2009-10.

State State General Fund receipts, including transfers from other funds were $1.2 billion below Fiscal Year 2008-09 results.  Tax receipts decreased by $1.2 billion and transfers decreased by $750 million, partly offset by increased miscellaneous receipts of $744 million.  The $1.2 billion annual decline in tax receipts included a $541 million decline in personal income taxes and a $302 million decline in sales and use tax receipts.  State State General Fund disbursements, including transfers to other funds, were $2.4 billion below Fiscal Year 2008-09 results.  The annual decline reflects the deferral of $2.1 billion in school aid, the impact of mid-year spending reductions, and the use of ARRA funds in place of State State General Fund spending.

The State State General Fund closing balance consisted of $1.2 billion in the State's rainy day reserves, $21 million in the contingency reserve fund, $96 million in the Community Projects Fund, and $978 million in the Refund Reserve Account, of which approximately $900 million was attributable to the deferrals described above.

Fiscal Year 2010-11 Results (Unaudited).   State State General Fund receipts, including transfers from other funds, totaled $54.4 billion in Fiscal Year 2010-11.  Total receipts were $1.9 billion (3.6%) higher than in the prior fiscal year.  Total tax receipts were $2.5 billion higher, mainly due to the growth in personal income tax collections, sales tax, estate taxes, and the real estate transfer tax, resulting from changes to the law as well as the economic recovery.  Business tax collections fell by less than 2% from the prior year due to lower collections from the corporate and utility tax, insurance taxes, and bank taxes.  Non-tax revenue was $631 million below the prior year.  State General Fund disbursements, including transfers to other funds, totaled $55.4 billion in Fiscal Year 2010-11.  State General Fund disbursements, including transfers to other funds, were $3.2 billion higher than Fiscal Year 2009-10 results.  The annual increase reflects the deferral of $2.1 billion in school aid from March 2010 to the statutory deadline of June 2010.  Adjusting for this deferral, spending would have been roughly $950 million below Fiscal Year 2009-10 results.

The State ended Fiscal Year 2010-11 in balance on a cash basis in the State General Fund, based on preliminary, unaudited results.  The State General Fund ended Fiscal Year 2010-11 with a closing balance of $1.38 billion, consisting of $1.0 billion in the Tax Stabilization Reserve, $175 million in the State's rainy day reserves, $136 million in the Community Projects Fund, $21 million in the contingency reserve fund, and $13 million in an undesignated fund balance.  The closing balance was $928 million lower than the prior fiscal year.  This reflected the planned use of a fund balance to pay for expenses deferred from Fiscal Year 2009-10 into Fiscal Year 2010-11.

Fiscal Year 2011-12 Enacted Budget Financial Plan

Before enactment of the Fiscal Year 2011-12 budget, the State faced a projected budget gap of $10 billion, and projected budget gaps of $14.9 billion in Fiscal Year 2012-13, $17.4 billion in Fiscal Year 2013-14 and $20.9 billion in Fiscal Year 2014-15.  These budget gaps represented the difference between (a) the projected State General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments, and (b) the expected level of resources to pay for them based on current law.  The estimated base gaps reflected, in part, the short-term impact of the recession on State tax receipts and economically-sensitive expenditure programs, the long-term growth in spending commitments, the expiration of the temporary personal income tax ("PIT") surcharge at the end of calendar year 2011, and the phase-out of the federal stimulus funding for Medicaid, education, and other purposes.

The Governor submitted his budget proposal for Fiscal Year 2011-12 on February 1, 2011, and amendments on February 24 and March 1, 2011.  The Executive Budget proposed measures to eliminate the projected State General Fund budget gap of $10 billion in Fiscal Year 2011-12, and to reduce the future projected budget gaps to $2.2 billion in Fiscal Year 2012-13, $2.5 billion in Fiscal Year 2013-14 and $4.4 billion in Fiscal Year 2014-15.  The Executive Budget proposed savings of approximately $2.85 billion each for School Aid and Medicaid; $1.4 billion for State agency operations, including a 10% year-to-year reduction in State Operations spending in the State General Fund, and corresponding reductions in other funds, where appropriate; and $1.8 billion for a range of other programs and activities.

The Governor and legislative leaders announced general agreement on the outlines of a budget for Fiscal Year 2011-12 on March 27, 2011.  The Legislature passed the appropriations and accompanying legislation needed to complete the budget on March 31, 2011.  Consistent with past practice, the Legislature enacted the annual debt service appropriations without amendment before the start of the fiscal year (on March 16, 2011).  On April 11, 2011, the Governor completed his review of all budget bills, finalizing the enactment of the Fiscal Year 2011-12 budget.  The gap-closing plan authorized in the Enacted Budget Financial Plan did not differ significantly from the Executive Budget proposal.  DOB estimates that the gap-closing plan eliminates the State General Fund budget gap of $10 billion in Fiscal Year 2011-12 and reduces the budget gaps to $2.4 billion in Fiscal Year 2012-13, $2.8 billion in Fiscal Year 2013-14 and $4.6 billion in Fiscal Year 2014-15.

The closing balance in the State General Fund for the month of July 2011 was approximately $1.3 billion higher than the closing balance for the month of July 2010.  Growth in revenue collections and limited growth in spending have improved the State's operating position through July 2011 as compared to the prior year.  DOB estimates the State will end Fiscal Year 2011-12 with a State General Fund balance of $1.7 billion.  The closing balance in the State's rainy day reserves of $275 million includes a planned deposit of $100 million in Fiscal Year 2011-12.

Explanation of Fiscal Year 2011-12 Gap-Closing Plan .  The gap-closing plan authorizes actions to lower State General Fund spending by approximately $8.5 billion in Fiscal Year 2011-12.  The Enacted Budget Financial Plan includes estimated savings of $2.8 billion for School Aid and $2.7 billion for Medicaid; $1.5 billion for State agency operations; and $1.5 billion for a range of other programs and activities.  The gap-closing plan anticipates $324 million in additional revenues associated with specific statutory changes.  These changes include modernizing the State's tax system, improving voluntary compliance with tax law, and increasing the level of resources available from the Abandoned Property Fund.  The Legislature also authorized certain tax modernization initiatives for two years (scheduled to sunset on December 31, 2012).

Non-recurring actions are estimated by DOB to total approximately $860 million in Fiscal Year 2011-12.  The actions are expected to be derived from contributions by the State's public authorities, use of fund balances, and maintaining a consistent level of pay-as-you-go financing for eligible capital expenses (rather than increasing the level in Fiscal Year 2011-12, as assumed in the base budget projections).  The Enacted Budget Financial Plan also limits the annual growth rates for major programs, including Medicaid and School Aid.

Fiscal Year 2011-12 Receipts Forecast .  Base growth in tax receipts of 7.5% is estimated for Fiscal Year 2011-12, after adjusting for law changes, and is projected to be 7.2% in Fiscal Year 2012-13.  These projected increases in overall base growth in tax receipts are dependent on many factors, including: continued growth in a broad range of economic activities; improving profitability and compensation gains, particularly among financial services companies; recovery in the overall real estate market, particularly the residential market; and increases in consumer spending as a result of wage and employment gains.  PIT receipts for Fiscal Year 2011-12 are projected to be $39.1 billion, an increase of $2.9 billion (7.9%) above the prior fiscal year.  This increase reflects stronger growth in extension payments for tax year 2010 ($1.2 billion), stronger growth in estimated payments for tax year 2011 ($944 million) and higher Fiscal Year 2010-22 refunds caused by the deferral of $500 million of planned refunds from Fiscal Year 2009-10.  User taxes and fees receipts for Fiscal Year 2011-12 are estimated to be $14.7 billion, an increase of $467 million (3.3%) from the prior fiscal year.  Sales tax receipts are expected to increase by $377 million due, in part, to base growth of 5.4% ($543 million) and incremental law changes ($43 million).

Business tax receipts for Fiscal Year 2011-12 are estimated at $8.2 billion, an increase of $895 million (12.3%) from the prior fiscal year.  The estimates reflect base growth across all taxes from an improving economy as well as an incremental increase of $323 million from the deferral of certain tax credits that was part of the Enacted Budget Financial Plan.  Adjusted for this deferral, growth is 7.8%.  The annual increase in the corporate franchise tax of $617 million is attributable to the incremental increase of $323 million from the tax credit deferral as well as continued growth in corporate profits.  Corporate profits are expected to grow 7.0% in calendar year 2011.  Higher audit receipts and lower refunds also contribute to growth in Fiscal Year 2011-12.

Other tax receipts for Fiscal Year 2011-12 are estimated to be $1.7 billion, a decrease of $167 million (9.2%) from the prior fiscal year.  This reflects a decline of $203 million (16.7%) in estate tax receipts and $3 million (17.6%) in the pari-mutuel tax as a result of atypically large estate payments last year and the closure of NYC Off Track Betting in December 2010, respectively.  This decline is partially offset by growth of $40 million (6.9%) in the real estate transfer tax as a result of strong commercial activity and improving vacancy rates in New York City.

Federal grants help pay for State spending on Medicaid, temporary and disability assistance, mental hygiene, School Aid, public health, and other activities. Annual changes to federal grants generally correspond to changes in federally-reimbursed spending.  Accordingly, DOB typically plans for federal reimbursement to be received in the State fiscal year in which spending occurs.  All Funds federal grants are projected to total $43.3 billion in Fiscal Year 2011-12, a decline of $6.0 billion from the prior fiscal year, reflecting the phase-out of extraordinary federal stimulus aid.  The expiration of ARRA aid is the primary contributor to the All Funds federal grant decline of $3.6 billion in Fiscal Year 2012-13.

State General Fund receipts, including transfers from other funds, totaled $19.0 billion through July 2011, $520 million above the Enacted Budget Financial Plan forecast.  DOB attributes the favorable variance to the timing of tax payments, which are expected to be offset by marginally weaker receipts collections over the remainder of the year.

Fiscal Year 2011-12 Disbursements Forecast .  State General Fund disbursements in Fiscal Year 2011-12 are estimated to total $56.9 billion, an increase of $1.6 billion (2.8%) over preliminary Fiscal Year 2010-11 results.  State Operating Funds disbursements for Fiscal Year 2011-12 are estimated to total $86.9 billion, an increase of $2.5 billion (2.9%) over preliminary Fiscal Year 2010-11 results.

The Enacted Budget Financial Plan provides $19.6 billion in School Aid for the Fiscal Year 2011-12 school year, which results in an annual State aid reduction of nearly $1.3 billion (6.1%).  Total school spending is primarily financed through a combination of State and local funding and thus, the reduction in State Aid represents 2.4% of total State General Fund operating expenditures projected to be made by school districts statewide in the current school year.  The Enacted Budget Financial Plan also includes a two-year appropriation and makes statutory changes to limit future School Aid increases to the rate of growth in New York state personal income.  Under this growth cap, School Aid is projected to increase by an additional $805 million in Fiscal Year 2012-13, and $940 million in Fiscal Year 2013-14.

The Medicaid program is financed jointly by the State, the federal government, and local governments (including New York City).  New York's Medicaid spending is projected to total approximately $52.6 billion in Fiscal Year 2011-12, including the local contribution.  The Enacted Budget Financial Plan projections assume that spending growth is limited to 4% annually for DOH State Medicaid spending beginning annually next year.  This reflects the target growth rate for Medicaid proposed in the Enacted Budget Financial Plan, which is the ten-year average change in the medical component of the Consumer Price Index.

In Fiscal Year 2011-12, the State will provide $4.2 billion in local assistance to support statewide mass transit systems.  This funding, financed through the collection of dedicated taxes and fees, is provided to mass transit operators throughout the State to support operating costs.  Due to the size and scope of its transit system, the Metropolitan Transportation Authority receives the majority of the Statewide mass transit operating aid.

The State also pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities.  Depending on the credit structure, debt service is financed by transfers from the State General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.  Total debt service is projected at $5.9 billion in Fiscal Year 2011-12, of which $1.4 billion is paid from the State General Fund through transfers and $4.4 billion from other State funds.

State General Fund disbursements, including transfers to other funds, totaled $18.5 billion through July 2011, or $119 million below the Enacted Budget Financial Plan forecast.  The favorable results appear to be due entirely to the timing of disbursements.

Cash Position

The State General Fund is authorized to borrow resources temporarily from other available funds in the State's Short Term Investment Pool ("STIP") for a period not to exceed four months or to the end of the fiscal year, whichever occurs first.  The amount of resources that can be borrowed by the State General Fund is limited to the available balances in STIP, as determined by the State Comptroller.  The State General Fund used this authorization to meet payment obligations in May, June, September, November and December 2010, as well as in April 2011.  It is expected that the State General Fund will rely on this borrowing authority at times during the remainder of the fiscal year.

To date, the State has taken actions to maintain adequate operating margins, and expects to continue to do so as events warrant.  The State continues to reserve money to make the debt service payments scheduled for each upcoming quarter that are financed with State General Fund resources.  Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds, continues to be set aside as required by law and bond covenants.

The State's cash-flow projections for receipts and disbursements take into account statutory payment dates, historical receipts and disbursement patterns, and other information.  The DOB believes the projections are based on reasonable and prudent assumptions, and the State's current cash position is sufficient to meet current liquidity needs.  It is expected that the State General Fund ended Fiscal Year 2010-11 with a cash balance of $1.36 billion, with the balance consisting of $1.03 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $94 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $36 million in undesignated fund balance.

Risks to budget balance in the current fiscal year remain, including the potential that actual tax receipts may fall below the revised estimates, year-end transactions (such as the transfer of excess balances from other funds or payments from non-State entities) may occur at lower levels than currently projected and disbursements in certain programs, especially economically-sensitive programs such as Medicaid, may exceed budgeted amounts.  In addition, the State expected to price and close a general obligation bond sale by March 30, 2011.  A portion of the sale proceeds was expected to be used to reimburse the State General Fund for capital expenditures through the end of Fiscal Year 2010-11.

The amount of resources that can be borrowed by the State General Fund is limited to the available balances in STIP, as determined by the State Comptroller. The available balances on hand in STIP have declined compared to recent years.  DOB will continue to closely monitor and manage the State's liquidity position during the fiscal year, which may include temporarily reducing planned payments, and will continue to reserve money in advance of the upcoming quarter of debt service payments that are financed with State General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds, continues to be set aside as required by law and bond covenants.  The total outstanding balance of loans from STIP at March 31, 2011 was $1.656 billion, an increase of $170 million from the outstanding loan balance of $1.486 billion at March 31, 2010.

State General Fund Out-Year Projections

At the start of the fiscal year, DOB projected out-year budget gaps of approximately $10 billion in Fiscal Year 2011-12, $14.9 billion in Fiscal Year 2012-13, $17.4 billion in Fiscal Year 2013-14, and 20.9 billion in Fiscal Year 2014-15.  The DOB estimated that the Governor's budget proposal would eliminate the State General Fund budget gap of $10 billion in Fiscal Year 2011-12 and reduce the budget gaps to $2.2 billion in Fiscal Year 2012-13, $2.5 billion in Fiscal Year 2013-14 and $4.4 billion in Fiscal Year 2014-15.  The estimated gaps, reflect in part the short-term impact of the recession on State tax receipts and economically-sensitive programs, the long-term impact of rapidly growing entitlement programs (especially, Medicaid and School Aid) and other spending commitments, and the phase-out of the federal government's increased support for Medicaid, education, and other costs through the federal stimulus funding.

Out-Year Receipts Projections .  Total All Funds receipts are expected to reach $132.7 billion, a decrease of $1.8 billion (1.4%) from Fiscal Year 2010-11 estimates.  All Funds tax receipts are projected to increase by $4.0 billion (6.5%).  All Funds federal grants are expected to decrease by $5.7 billion (11.4%).  Total State General Fund receipts are projected to be $57.0 billion, an increase of $2.9 billion (5.3%) from Fiscal Year 2010-11 estimates.  State General Fund tax receipts are projected to increase by 7.1% from Fiscal Year 2010-11 estimates, and State General Fund miscellaneous receipts are projected to grow by 0.2%.

Total All Funds receipts in Fiscal Year 2012-13 are projected to be $ $130.5 billion, a decrease of $2.2 billion from Fiscal Year 2011-12 estimates. Total All Funds receipts in Fiscal Year 2013-14 are expected to increase by $5.2 billion over Fiscal Year 2012-13 projections.  Total All Funds receipts in Fiscal Year 2014-15 are expected to increase by $6.8 billion over Fiscal Year 2013-14 projections.  All Funds tax receipts are expected to increase by 1.9% in Fiscal Year 2012-13, 5.1% in Fiscal Year 2013-14 and 3.0% in Fiscal Year 2014-15.  Total State General Fund tax receipts are projected to be approximately $57.2 billion, $59.6 billion and $60.7 billion in Fiscal Years 2012-13, 2013-14 and 2014-15, respectively.  The growth pattern is consistent with an economic forecast for continued but slower economic growth.

Out-Year Disbursement Projections .  State General Fund spending is projected to grow at an average annual rate of 4.6% from Fiscal Year 2011-12 through Fiscal Year 2014-15 (as adjusted).  The spending projections incorporate the target growth rates in the areas of Medicaid and School Aid, as well as an estimate of the effect of national health care reform on State health care costs.  State expenditures for Medicaid are estimated to range from approximately $20.9 billion in Fiscal Year 2011-12 to $23.7 billion in Fiscal Year 2014-15.  State expenditures for School Aid are estimated to range from approximately $19.4 billion in Fiscal Year 2011-12 to $21.9 billion in Fiscal Year 2014-15.  Spending growth reflects an expected return to a lower federal matching rate for Medicaid expenditures after June 30, 2011, which will increase the share of Medicaid costs that must be financed by State resources, and the expected loss of temporary federal aid for education. Spending growth is driven primarily by Medicaid, education, pension costs, employee and retiree health benefits, social services programs and debt service.

State Indebtedness

General .  The State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding.  The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii and New Jersey.  As of March 31, 2011, total State-related debt outstanding was stable at approximately $56 billion.  Debt measures also continue to remain stable with debt outstanding as a percentage of personal income at about 5.9%.

Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature.  The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Limitations on State-Supported Debt .  The Debt Reform Act of 2000 limits outstanding State-supported debt to no greater than 4% of New York State personal income, and debt service on State-supported debt to no greater than 5% of All Governmental Funds receipts.  The limits apply to all State-supported debt issued after April 1, 2000.  The State projects that $37.1 billion of State-supported debt outstanding will be subject to the cap as of March 31, 2012, which is equal to approximately 3.74% of personal income.  Debt service subject to the cap will be approximately $3.5 billion, equal to 2.68% of All Governmental Funds receipts.

Based on current forecasts, debt outstanding and debt service costs over the period are expected to remain below the limits imposed by the Act.  However, the available room under the debt outstanding cap is expected to decline from $5.0 billion in Fiscal Year 2011-12 to approximately $1.1 billion in Fiscal Years 2012-13 and 2013-14.  The estimates do not include the potential impact of new capital spending that may be authorized in future budgets, or efforts to curtail existing bonded programs.  The debt reform projections are sensitive to changes in State personal income levels.  Measures to adjust capital spending and debt financing practices will continue to be needed for the State to stay in compliance with the statutory debt limit.

Variable Rate Obligations and Related Agreements.  State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements.  State law limits the use of debt instruments which result in a variable rate exposure to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total State-supported outstanding debt.  As of March 31, 2011, State-supported debt in the amount of $51.6 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $8 billion each.  As of March 31, 2011, both amounts are less than the statutorily cap of 15%.

As of March 31, 2011, the State's authorized issuers had entered into a notional amount of $2.73 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 4.4% of total debt outstanding.  As of March 31, 2011, the State had $2.7 billion of variable rate obligations, of which $2.25 billion is hedged to fixed rate.  The net variable rate exposure subject to the cap is $465 million (0.9%) of total debt outstanding.  The State has made significant adjustments to its variable rate bond portfolio to mitigate risks and reduce costs.  Since March 31, 2008, the State has reduced its unhedged variable rate bond exposure by $1.2 billion.

In addition to the variable rate obligations described above, the State has $1.2 billion convertible rate bonds currently outstanding.  These bonds bear a fixed rate until future mandatory tender dates in 2012 and 2013, at which times the State can convert them to either a fixed rate or continue them in a variable rate mode.  Legislation was enacted in 2005 to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year do not count under the variable rate cap until the fiscal year in which the State may pay a variable rate.

The State has significantly reduced its swap exposure from $6.0 billion as of March 31, 2008 to $2.3 billion as of March 31, 2011, a 62% reduction.  Over that period, the State terminated $3.7 billion of swaps, including $565 million that was terminated automatically due to the bankruptcy of Lehman Brothers Holdings, Inc.  The State currently has no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

State-Supported Debt .  The State's debt affordability measures compare favorably to the forecasts contained in the State's Capital Program and Financing Plan.  Issuances of State-supported debt obligations have been generally consistent with the expected sale schedule for the current year, with marginal revisions reflecting certain economic development bonding that occurred earlier in the year than originally anticipated.

General Obligation Bond Programs .  General obligation debt is currently authorized by the State for transportation, environment and housing purposes.  Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transport, rail, canal, port and waterway programs and projects.  Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects.  As of March 31, 2011, the total amount of general obligation debt outstanding was $3.5 billion.

Lease-Purchase and Contractual-Obligation Financing Programs.   Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects.  As of March 31, 2011, approximately $21 billion of PIT Bonds were outstanding.

Ratings .  The current ratings of the State's general obligation bonds are "Aa2" from Moody's and "AA" from S&P and Fitch.

Fiscal Year 2011-12 State Supported Borrowing Plan .  The State's Fiscal Year 2011-12 borrowing plan projects debt issuances of $5.9 billion to finance new capital projects, an increase of $1.6 billion (3.6%) from the prior fiscal year.  This includes roughly $740 million of issuances that were delayed from Fiscal Year 2010-11.  The bond issuances will finance capital commitments for education ($1.7 billion), transportation ($1.8 billion), State facilities and equipment ($462 million), economic development ($821 million), health and mental hygiene ($738 million), and the environment ($400 million). Consistent with recent experience, education, transportation, and economic development projects are projected to represent approximately 73% of new issuances.

Spending on capital projects is projected to total $9.6 billion in the current fiscal year, which includes $1.7 billion in off-budget spending directly from bond proceeds held by public authorities.  The State plans to finance 54% of capital projects spending with long-term debt and the remaining share with State and federal cash reserves. Overall, capital spending in the current fiscal year is projected to increase by $305 million (3.3%) from the prior fiscal year.

Litigation

General .  The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million.  These proceedings could adversely affect the State's finances in the current fiscal year or thereafter.  Adverse developments in the proceedings could affect the ability of the State to maintain a balanced budget.  The State believes that any budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year.  There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.

Real Property Claims .  There are several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or the predecessors-in-interest in the 18th and 19th Centuries were illegal.

In Oneida Indian Nation of New York v. State of New York , the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, sought a declaration that they held a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area.  In 1998, the United States intervened in support of plaintiff.  During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York and Cayuga Indian Nation of New York v. Pataki .  Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.

Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al. , the Second Circuit Court of Appeals dismissed the Oneida land claim.  Plaintiffs and the United States have petitioned the United States Supreme Court to review the decision of the Second Circuit.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York , et al. , plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest.  The defendants' motion for judgment on the pleadings, relying on the decisions in Sherrill , Cayuga and Oneida , is pending in District Court.

In The Onondaga Nation v. The State of New York, et al. , plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or Six Nations Iroquois Confederacy, and that conveyances of portions of that land during the period 1788 to 1822 are null and void.  The aboriginal territory described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse.  On September 22, 2010, the District Court granted defendants' motion to dismiss the action for laches, based on the Oneida , Sherrill and Cayuga decisions. Plaintiff's appeal of that decision is pending before the Second Circuit Court of Appeals.

In Shinnecock Indian Nation v. State of New York, et al. , plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest.  On December 5, 2006, the District Court granted defendants' motion to dismiss, based on the Sherrill and Cayuga decisions.  Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals.  The motion for reconsideration and appeal have both been stayed pending resolution of the Second Circuit's dismissal of the Oneida land claim.

Tobacco Master Settlement Agreement .  In 1998, the attorneys general of 46 states, including New York, and several territories (collectively the "Settling States") and the then four largest United States tobacco manufacturers (the "Original Participating Manufacturers" or "OPMs"), entered into a Master Settlement Agreement (the "MSA") to resolve cigarette smoking-related litigation between the Settling States and the OPMs.  Approximately 30 additional tobacco companies have entered into the settlement (the "Subsequent Participating Manufacturers" or "SPMs" and together, the "Participating Manufacturers" or "PMs"). The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.

Two actions have been filed in New York by parties challenging the MSA and portions of laws enacted by the State under the MSA.  In Freedom Holdings Inc. et al. v. Spitzer et ano. , two cigarette importers alleged (1) violation of the Commerce Clause of the United States Constitution, (2) the establishment of an output cartel in conflict with the Sherman Act, (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution, and (4) federal preemption. The Second Circuit affirmed the dismissal of this action and the United States Supreme Court denied certiorari to review that decision. Accordingly, this action is concluded.

In Grand River Ent. v. King , another cigarette importer raised the same claims as those brought in Freedom Holdings , as well as additional claims, in an action against the attorneys general of thirty states, including New York.  On March 22, 2011, the District Court denied plaintiff's motion for summary judgment and granted defendants' motions for summary judgment dismissing the complaint.  Plaintiff has moved before the District Court to amend the court's findings and declarations, and also appealed the District Court's decision to the Second Circuit Court of Appeals.

Arbitration Related to Tobacco Master Settlement Agreement .  The Participating Manufacturers also have brought a nationwide arbitration proceeding against the Settling States (excluding Montana).  The MSA provides that each year, in perpetuity, the PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling States due to smoking-related illness.  In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA ("Non-Participating Manufacturers" or "NPMs") to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold.  New York's allocable share of the total base payment is approximately 12.8% of the total, or approximately $800 million annually.

The arbitration proceeding brought by the PMs asserts that the Settling States involved failed to diligently enforce their escrow statutes in 2003. The PMs seek a downward adjustment of the payment due in that year (an "NPM Adjustment") which would serve as a credit against future payments.  Any such claim for NPM Adjustment for years prior to 2003 was settled in 2003.  The PMs have raised the same claim for years 2004-2006, but none of those years is yet in arbitration.

The arbitration panel has thus far ruled, among other things, that the Settling States involved have the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims does not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales.  The parties are currently engaged in discovery.

West Valley Litigation .  In State of New York, et al. v. The United States of America, et al. , the parties have sought to resolve the relative responsibilities of the State and federal governments for the cost of remediating the Western New York Nuclear Service Center (the "Center" or "Site"), located in West Valley, New York.  The Center was established by the State in the 1960s in response to a federal call to commercialize the reprocessing of spent nuclear fuel from power reactors.  The private company that had leased the Site ceased operations in 1972, leaving behind two disposal areas and lagoons, highly contaminated buildings, and 600,000 gallons of liquid high level radioactive waste ("HLRW") generated by reprocessing activities.

Congress enacted the West Valley Demonstration Project Act in 1980, directing the federal government to solidify the HLRW and transport it to a federal repository, decontaminate and decommission the facilities and dispose of the low-level waste.  The Act directed the State to pay 10% of those clean-up costs. However, for many years the two governments disputed what additional cleanup is needed; which cleanup activities are covered by the Act; who bears the long-term responsibility for maintaining, repairing or replacing and monitoring and tanks or other facilities that are decommissioned in place at the Site; and who pays for the offsite disposal fee for the solidified HLRW. The combined federal and State cost expenditures to date amount to approximately $2.6 billion.  The State's expenditures at the Center are now approaching $320 million.

In order to resolve these disputes, the State filed suit in December 2006, seeking a declaration: (1) that the federal government is liable under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) for the State's cleanup costs and for damages to the State's natural resources, and a judgment reimbursing the State for these costs and damages, (2) of the scope of the federal government's responsibilities under the Act to decontaminate and decommission the Site and for further Site monitoring and maintenance, and (3) that the federal government is responsible under the Nuclear Waste Policy Act for paying the fees for disposal of solidified HLRW at the Site. After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a consent decree was approved and entered on August 17, 2010 resolving several key claims in the litigation.

The consent decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future.  The consent decree does not select or advocate the selection of any particular cleanup program for the Site- cleanup decisions are being made via the ongoing Environmental Impact Statement process.  The consent decree also does not resolve two claims raised in the State's lawsuit—the State's natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the federal government has agreed to toll, will be pursued by the NYS Department of Environmental Conservation and the Attorney General's office.  Regarding the latter claim, the State asserts that the federal government bears sole responsibility for the cost of disposing of the remaining HLRW waste at the Site at a federal repository once one becomes available.  This claim was neither settled nor dismissed and remains in litigation.

Representative Payees .  In Weaver et ano. v. State of New York , two claimants allege that the executive directors of the Office of Mental Health facilities in which the claimants were hospitalized, acting as representative payees under the Federal Social Security Act, improperly received benefits due them and improperly applied those benefits to the cost of their in-patient care and maintenance and, in the case of one of the claimants, also to the cost of her care and maintenance in a state-operated community residence.  The first named claimant initially sought benefits on her own behalf as well as certification of a class of claimants.  However, the class claims were dismissed on February 10, 2010 for failure to comply with legislation.  On March 18, 2010, claimants filed a notice of appeal.  On June 4, 2010, the State moved for summary judgment against the individual claims on various grounds.  By decision and order dated September 27, 2010, the court granted the State's motion for summary judgment and dismissed the individual claims.  The court held that the State statutes relied on by claimants do not apply to Social Security benefits and that executive directors of the Office of Mental Health facilities are acting properly in accordance with the Social Security Act and applicable federal regulations.  Claimants served a notice of appeal on November 23, 2010.  The appeal is pending.

Civil Service Litigation .  In Simpso n v. New York State Department of Civil Service , plaintiffs have brought a class action claiming that a civil service test administered between 1996 and 2006 resulted in a disparate impact upon the class.  This case was settled on December 29, 2010, for $45 million in damages and fees, payable in four equal annual installments, starting on or about April 1, 2011 or upon passage of the State budget.  The settlement was approved following a fairness hearing held on April 15, 2011.

Public Finance .  In Bordelea u et al. v. State of New York, et al ., a group of 50 individuals filed a complaint asking the trial court to enjoin certain expenditures of State funds and declare them to be illegal under the State Constitution.  In particular, the plaintiffs claim that the State budget appropriates funds for grants to private corporations in violation of the Constitution, and also claim that certain enabling language in the State budget constitutes improper delegation of legislative power to the executive branch.

In addition to the State defendants, the complaint names as defendants certain public authorities and private corporations that are claimed to be recipients of the allegedly illegal appropriations.  The State defendants and several other defendants moved to dismiss the complaint for failure to state a cause of action, for failure to join certain necessary parties, and for lack of a justiciable controversy.  In a decision and order dated February 27, 2009 the trial granted the motion to dismiss the complaint, finding no Constitutional violation.  The court concluded that the challenged appropriations were valid expenditures for public purposes and not "gifts" prohibited under the Constitution.  The court also rejected the appellant's challenge to the reference in the budget to a memorandum of understanding, relying on that court's holding in Saxton v. Carey, that the degree of itemization required under the Constitution is to be determined by the Legislature, not the courts.

Plaintiffs appealed from the dismissal of their complaint.  On June 24, 2010, the appellate court reversed the trial court's order to the extent it dismissed the plaintiffs' cause of action under the State Constitution and affirmed the order to the extent it dismissed the plaintiffs' cause of action under the State Constitution, and remitted the case to the trial court for further proceedings.  The defendants moved for reargument or, in the alternative, leave to appeal the portion of the appellate court's order that reversed trial court's dismissal of the cause of action under the State Constitution.  The appellate court denied reargument but granted leave to appeal on the question of whether that court erred by reversing the dismissal of the plaintiffs' cause of action under the State Constitution.  The appeal is pending.

Metropolitan Transportation Authority .  There are several cases in which the plaintiffs challenge the constitutionality of a 2009 law that imposed certain taxes and fees, including a regional payroll tax, in that portion of the State lying within the Metropolitan Commuter Transportation District.  The revenues derived from this statute are intended to assist the Metropolitan Transportation Authority, which a State commission concluded was facing substantial financial pressure. The plaintiffs seek judgments declaring that the enactment the 2009 law violates various State constitutional provisions.  Some of the plaintiffs also seek a judgment declaring that the enactment of the 2009 law violated provisions of State law requiring that the Metropolitan Transportation Authority be self-sustaining.  These cases include Hampton Transportation Ventures, Inc. et al. v. Silver et al. , William Floyd Union Free School District v. State , Town of Brookhaven v. Silver, et al. , Town of Southampton and Town of Southold v. Silver , Town of Huntington v. Silver , Mangano v. Silver , Town of Smithtown v. Silver and Vanderhoef v. Silver .  Suffolk County, the Orange County Chamber of Commerce, and a number of additional towns, and a village have also joined the Mangano case as plaintiffs.

The defendants have sought to change the venue of all of these cases to Albany County or New York County and venue has been changed in most of the cases.  The plaintiffs in the Huntington and Hampton cases have appealed from the orders changing venue; the plaintiff in Hampton also moved for reargument and the motion was denied.  In Vanderhoef , Huntington , Floyd , Brookhaven , Southampton/Southold and Hampton , the defendants have moved for judgment in their favor.  In Mangano , the trial court denied defendants' motion for change of venue.  An appeal of that order is expected.

School Aid .  In Becker et al. v. Paterson et al ., plaintiffs seek a judgment declaring that the Governor's determination to delay payment of school aid due by statute on December 15, 2009, violated various provisions of the State Constitution.  Since the commencement of the suit, the moneys at issue have been released.  Pursuant to a court-direct schedule, plaintiffs moved for summary judgment on March 5, 2010.  Defendants cross-moved for summary judgment on April 15, 2010.

In a second case involving the same parties, plaintiffs seek a judgment declaring that the Governor's determination to delay payment of school aid from March 31, 2010 to June 1, 2010 also violated various State constitutional provisions.  Since the commencement of the suit, the moneys at issue were released.  Plaintiffs moved for summary judgment on July 21, 2010 and defendants responded and cross-moved for summary judgment on September 16, 2010.   On January 14, 2011, the trial court issued a joint order and decision dismissing both actions as moot because of the payments made after the commencement of the actions.  On February 25, 2011, plaintiffs appealed.

In Hussein v. State of New York , plaintiffs seek a judgment declaring that the State's system of financing public education violates the Constitution on the ground that it fails to provide a sound basic education. In a decision and order dated July 21, 2009 the trial court denied the State's motion to dismiss the action.  The State appealed this decision, which was upheld by the appellate court on January 13, 2011.  On May 6, 2011, defendants were granted leave to appeal to the Court of Appeals.  On May 25, 2011, the Court of Appeals issued a notice that it may examine the merits of the appeal without briefing or oral argument, and invited the parties to submit letter responses.

Sales Tax .  In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), plaintiffs seek judgments declaring that their federal rights are violated by the State's imposition of an excise tax on cigarettes sold by the plaintiffs to non-tribal members.  In four of the five cases, the trial court denied plaintiffs' motions for preliminary injunctions, but granted a stay of enforcement pending plaintiffs' appeal. In the fifth case, the trial court granted the plaintiff's motion for a preliminary injunction.  On May 9, 2011, the Second Circuit Court of Appeals affirmed the trial court's order denying the plaintiffs' motions for preliminary injunctions, and vacated the trial court's order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the various trial courts for further proceedings consistent with the court's opinion.

In Day Wholesale Inc., et al. v. State, et al., plaintiffs also seek to enjoin the collection of taxes on cigarettes sold to or by reservation retailers.  On August 31, 2010, the trial court issued an order vacating two earlier preliminary injunctions of that court barring the collection of such taxes until defendants had taken certain steps to comply with prior law.  The court also denied plaintiffs' motion for a preliminary injunction.  The plaintiffs appealed.  On September 14, 2010 the appellate court denied plaintiffs' motion for a preliminary injunction.  The appeal is now deemed abandoned because plaintiffs failed to perfect the appeal within nine months of the filing of the notice of appeal.

On February 10, 2011, the Seneca Nation of Indians commenced Seneca Nation of Indians v. State of New York, et al. , challenging the promulgation of regulations to implement the statutory voucher system intend to enable the State to collect taxes on certain sales of cigarettes on Indian reservations.  Plaintiffs seek declaratory judgment that the regulations are void, a temporary and permanent injunction against enforcing both the regulations and the statutory provisions authorizing the voucher system.  On May 10, 2011, the trial court issued a temporary restraining order enjoining the implementation, administration and enforcement of the statutory system, pending a hearing and determination of plaintiff's motion for a preliminary injunction.  On June 8, 2011, the court issued an order granting defendants' motion for summary judgment and vacating the temporary restraining order.  Plaintiff appealed.  On June 21, 2011, the appellate court denied plaintiff's motion for a preliminary injunction pending appeal, and plaintiff moved for leave to appeal to the Court of Appeals from the denial of that motion.  Plaintiff's motion for leave to appeal is pending.  On June 23, 2011, the Court of Appeals declined to stay the implementation, administration and enforcement of the statutory system pending the full appeal to the Court of Appeals.

In July 2011, plaintiffs commenced Akwesasne Convenience Store Association et al. v. State of New York against the State of New York and other defendants, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by federal law and further seeking to enjoin the implementation, administration or enforcement of the system.  The court denied plaintiffs' request for a temporary restraining order and, by decision dated August 18, 2011, also denied plaintiffs' subsequent motion for a preliminary injunction.

Personal Injury Claims .  In Watson v. State , claimants seek damages arising out of a motor vehicle accident in which four members of a family were injured.  On February 2, 2010, the Court of Claims granted summary judgment on the issue of liability to claimants.  Pursuant to negotiations among the parties, all claims were settled on February 8, 2011 for $19 million.  All proceedings are concluded.

Eminent Domain .  In Gyrodine v. State of New York , claimant seeks compensation under the Eminent Domain Procedures Law . By decision dated June 21, 2010, the Court of Claims awarded claimant $125 million as compensation for the appropriation.  On September 13, 2010, the State appealed from the decision.  That appeal is pending.

Insurance Department Assessments .  In New York Insurance Association, Inc. v. State , several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department violate the federal Constitution to the extent that the assessments include amounts for items that are not direct expenses of the Insurance Department.  On June 9, 2010, the State filed a motion for summary judgment.  By decision dated March 10, 2011, plaintiffs' motion for permission to conduct discovery prior to responding to the State's motion for summary judgment was granted.  Plaintiffs have since filed an amended complaint adding challenges to assessments issued after the commencement of this action and the State has withdrawn its motion for summary judgment without prejudice.  The State has filed its answer to the amended complaint and is engaged in the discovery process.

APPENDIX B

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

•         likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•         nature of and provisions of the obligation; and

•         protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment.

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note:  The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as having significant speculative characteristics.  Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

•         amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•         source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1    Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2    Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3    Speculative capacity to pay principal and interest.

Moody's

Long-Term Obligation Ratings and Definitions

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk. Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings — There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

            Demand Obligation Ratings — In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating.  The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g. , Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale.  In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer.  As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality:  "AAA" ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality:  "AA" ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

High credit quality:  "A" ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality:  "BBB" ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative:  "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative:  "B" ratings indicate that material credit risk is present.

Substantial credit risk:  "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk:  "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk:  "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics.  This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note:  The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "B."

Structured, Project & Public Finance Obligations — Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality:  "AAA" ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality:  "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality:  "A" ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality:  "BBB" ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative:  "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative:  "B" ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk:  "CCC" indicates that default is a real possibility.

Very high levels of credit risk:  "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk:  "C" indicates that default appears imminent or inevitable.

Default:  "D" indicates a default.  Default generally is defined as one of the following:

•         failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality:  "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk:  "C" indicates that default is a real possibility.

Restricted default:  "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

Default: "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)."  The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

Long-term debt rated "AA" is considered to be of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree.  Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality.  The capacity for the payment of future obligations is uncertain.  Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality.  In danger of defaulting on financial obligations.  There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A "D" rating implies a financial obligation has not been met or it is clear that a financial obligation will not met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Commercial Paper and Short Term Debt

The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from R-1 (high) by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality.  The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer's ability to meet such obligations. Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

Short-term debt rated "R-4" is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" implies that a financial obligation has not been met or it is clear that a financial obligation will not met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations or extenuating circumstances may exist.

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

PART C

OTHER INFORMATION

Item 28. Exhibits

A(1) Third Amended and Restated Master Trust Agreement filed on January 8, 1993, is incorporated by reference to Post-Effective Amendment No. 22, filed on January 29, 1993.

A(2) Amendment No. 1 to the Third Amended and Restated Master Trust Agreement filed on May 21, 1993, is incorporated by reference to Post-Effective Amendment No. 24, filed on June 29, 1993.

A(3) Amendment No. 2 to the Third Amended and Restated Master Trust Agreement filed on February 7, 1994, is incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

A(4) Amendment No. 3 to the Third Amended and Restated Master Trust Agreement filed on March 31, 1994, is incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

A(5) Amendment No. 4 to the Third Amended and Restated Master Trust Agreement, is incorporated by reference to Post-Effective Amendment No. 32, filed on December 13, 1994.

A(6) Amendment No. 5 to the Third Amended and Restated Master Trust, is incorporated by reference to Post-Effective Amendment No. 32, filed on December 13, 1994.

A(7) Amendment No. 6 to the Third Amended and Restated Master Trust Agreement, dated August 30, 1996, is incorporated by reference to the Registration Statement on Form N-14, filed on June 12, 1998.

A(8) Amendment No. 7 to the Third Amended and Restated Master Trust Agreement, dated February 27, 1997, is incorporated by reference to the Registration Statement on Form N-14, filed on June 12, 1998.

B Amended and Restated By-Laws, dated July 1, 2011 are filed herewith.

D Investment Management Agreement between the Registrant and The Dreyfus Corporation, dated November 20, 1995, is incorporated by Reference to Exhibit (D) of Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A, filed on October 23, 2006.

E(1) Form of Distribution Agreement, dated March 22, 2000, and Amended October 1, 2010 is incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A, filed on October 25, 2010.

E(2) Forms of Service Agreements are incorporated by reference to Post-Effective Amendment No. 62, filed on October 24, 2008.

E(3) Forms of Supplemental to Service Agreements are incorporated by reference to Post-Effective Amendment No. 62, filed on October 24, 2008.

F Not Applicable.

G Custody Agreement between the Registrant and The Bank of New York Mellon, dated January 1, 2011 (effective as of May 1, 2011) is filed herewith.

H Amended and Restated Transfer Agency Agreement between the Registrant and Dreyfus Transfer, Inc., dated June 1, 2007 (effective as of May 1, 2011), is filed herewith.

I Opinion and Consent of Registrants counsel is filed herewith.

J(1) Consent of Coopers & Lybrand L.L.P. is incorporated by reference to Post-Effective Amendment No 36.

J(2) Consent of Independent Registered Public Accounting Firm is filed herewith.

P(1) Code of Ethics adopted by the Registrant is incorporated by reference to Post-Effective Amendment No. 62, filed on October 24, 2008.

P(2) Code of Ethics adopted by the non-management Board members of the Dreyfus Family of Funds, effective March 31, 2010 is incorporated by reference to Post-Effective Amendment No. 64, filed on October 25, 2010.

Other Exhibits

(a) Power of Attorney Power of Attorney of Bradley J. Skapyak, James Windels and Trustees, dated October 28, 2009 is incorporated by reference to Post-Effective Amendment No. 64, filed on October 25, 2010.

Item 29. Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 30.  Indemnification

 The Registrant's charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys' fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office. Reference is hereby made to the following:

Article VI of the Registrant’s Third Amended and Restated Master Trust Agreement and any amendments thereto, Article 10 of the Registrants Amended and Restated By-Laws and Section 1.10 of the Distribution Agreement.

Item 31. Business and Other Connections of Investment Adviser

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as an investment adviser, sub-investment adviser or administrator.

Item 31. Business and Other Connections of Investment Adviser (continued)
  Officers and Directors of Investment Adviser

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Baum Chief Executive Officer and Chair of the Board	MBSC Securities Corporation++	Chief Executive Officer Chairman of the Board	3/08 - Present 3/08 - Present

J. Charles Cardona President and Director	MBSC Securities Corporation++	Director Executive Vice President	6/07 – Present 6/07 - Present

	Universal Liquidity Funds plc+	Director	4/06 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
Diane P. Durnin Vice Chair and Director	None

Robert G. Capone Director	MBSC Securities Corporation++	Executive Vice President Director	4/07 - Present 4/07 - Present
	The Bank of New York Mellon*****	Vice President	2/06 - Present

Mitchell E. Harris Director	Standish Mellon Asset Management Company LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Chairman Chief Executive Officer Member, Board of Managers	2/05 – Present 8/04 – Present 10/04 - Present

	Alcentra NY, LLC++	Manager	1/08 - Present

	Alcentra US, Inc. ++	Director	1/08 - Present

	Alcentra, Inc. ++	Director	1/08 - Present

	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 - Present

	Pareto New York LLC++	Manager	11/07 - Present

	Standish Ventures LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	President Manager	12/05 - Present 12/05 - Present

	Palomar Management London, England	Director	12/97 - Present

	Palomar Management Holdings Limited London, England	Director	12/97 - Present

	Pareto Investment Management Limited London, England	Director	9/04 - Present

Jeffrey D. Landau Executive Vice President and Director	The Bank of New York Mellon+	Executive Vice President	4/07 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Allomon Corporation+	Treasurer	12/07 - Present

	APT Holdings Corporation+	Treasurer	12/07 - Present

	BNY Mellon, N.A.+	Treasurer	7/07 - 0/10

	Mellon Funding Corporation+ The Bank of New York Mellon Corporation+	Treasurer Treasurer	12/07 - 12/09 7/07 - 01/10

Cyrus Taraporevala Director	Urdang Capital Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	Urdang Securities Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	The Boston Company Asset Management NY, LLC*	Manager	08/06 - Present

	The Boston Company Asset Management LLC*	Manager	01/08 - Present

	BNY Mellon, National Association+	Senior Vice President	07/06 - Present

	The Bank of New York Mellon*****	Senior Vice President	07/06 - Present

Scott E. Wennerholm Director	Mellon Capital Management Corporation***	Director	10/05 - Present

	Newton Management Limited London, England	Director	1/06 - Present

	Gannett Welsh & Kotler LLC	Manager	11/07 - Present
	222 Berkley Street Boston, MA 02116	Administrator	11/07 - Present

	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Ivy Asset Management Corp. One Jericho Plaza Jericho, NY 11753	Director	12/07 - Present

	Urdang Capital Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	Urdang Securities Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	EACM Advisors LLC 200 Connecticut Avenue Norwalk, CT 06854-1940	Manager	6/04 - Present

	Franklin Portfolio Associates LLC*	Manager	1/06 - Present

	The Boston Company Asset Management NY, LLC*	Manager	10/07 - Present

	The Boston Company Asset Management LLC*	Manager	10/05 - Present

	Pareto Investment Management Limited London, England	Director	3/06 - Present

	Standish Mellon Asset Management Company, LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Member, Board of Managers	10/05 - Present

	The Boston Company Holding, LLC*	Member, Board of Managers	4/06 - Present

	The Bank of New York Mellon *****	Senior Vice President	7/08 - Present

	BNY Mellon, National Association +	Senior Vice President	7/08 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Mellon Bank, N.A. +	Senior Vice President	10/05 - 6/08

	Mellon Trust of New England, N. A.*	Director Senior Vice President	4/06 - 6/08 10/05 - 6/08

	MAM (DE) Trust+++++	Member of Board of Trustees	1/07 - Present

	MAM (MA) Holding Trust+++++	Member of Board of Trustees	1/07 - Present

Bradley J. Skapyak Chief Operating Officer and Director	MBSC Securities Corporation++	Executive Vice President	6/07 - Present
	The Bank of New York Mellon****	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

	Dreyfus Transfer, Inc. ++	Chairman Director Senior Vice President	5/11 - Present 5/10 - Present 5/10 - 5/11

Dwight Jacobsen Executive Vice President and Director	None

Patrice M. Kozlowski Senior Vice President – Corporate Communications	None

Gary Pierce Controller	The Bank of New York Mellon *****	Vice President	7/08 - Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	The Dreyfus Trust Company+++	Chief Financial Officer Treasurer	7/05 - 6/08 7/05 - 6/08

	Laurel Capital Advisors, LLP+	Chief Financial Officer	5/07 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	MBSC Securities Corporation++	Director Chief Financial Officer	6/07 – Present 6/07 - Present

	Founders Asset Management, LLC****	Assistant Treasurer	7/06 - 12/09
	Dreyfus Consumer Credit Corporation ++	Treasurer	7/05 - 08/10

	Dreyfus Transfer, Inc. ++	Chief Financial Officer Treasurer	7/05 - Present 5/11- Present

	Dreyfus Service Organization, Inc.++	Treasurer	7/05 – Present

	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly Chief Compliance Officer	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 - Present
	Laurel Capital Advisors, LLP+	Chief Compliance Officer	4/05 - Present
	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present
	MBSC Securities Corporation++	Chief Compliance Officer	6/07 – Present

Gary E. Abbs Vice President – Tax	The Bank of New York Mellon+	First Vice President and Manager of Tax Compliance	12/96 - Present

	Dreyfus Service Organization++	Vice President – Tax	01/09 - Present

	Dreyfus Consumer Credit Corporation++	Chairman President	01/09 – 08/10 01/09 – 08/10

	MBSC Securities Corporation++	Vice President – Tax	01/09 - Present

Jill Gill Vice President – Human Resources	MBSC Securities Corporation++	Vice President	6/07 – Present
	The Bank of New York Mellon *****	Vice President	7/08 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	BNY Mellon, National Association +	Vice President	7/08 - Present

	Mellon Bank N.A. +	Vice President	10/06 – 6/08

Joanne S. Huber Vice President – Tax	The Bank of New York Mellon+	State & Local Compliance Manager	07/1/07 - Present

	Dreyfus Service Organization++	Vice President – Tax	01/09 – Present

	Dreyfus Consumer Credit Corporation++	Vice President – Tax	01/09 – 08/10

	MBSC Securities Corporation++	Vice President – Tax	01/09 – Present

Anthony Mayo Vice President – Information Systems	None

John E. Lane Vice President	A P Colorado, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	A P East, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Management, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Properties, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	Allomon Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	AP Residential Realty, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	AP Wheels, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	BNY Mellon, National Association +	Vice President – Real Estate and Leases	7/08 - Present
	Citmelex Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Eagle Investment Systems LLC 65 LaSalle Road West Hartford, CT 06107	Vice President– Real Estate and Leases	8/07 - Present
	East Properties Inc. +	Vice President– Real Estate and Leases	8/07 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	FSFC, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Holiday Properties, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	MBC Investments Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MBSC Securities Corporation++	Vice President– Real Estate and Leases	8/07 - Present
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Bank Community Development Corporation+	Vice President– Real Estate and Leases	11/07 - Present
	Mellon Capital Management Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #1+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #4+	Vice President – Real Estate and Leases	7/07 - Present
	Mellon Funding Corporation+	Vice President– Real Estate and Leases	12/07 - Present
	Mellon Holdings, LLC+	Vice President– Real Estate and Leases	12/07 - Present
	Mellon International Leasing Company+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Leasing Corporation+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Securities Trust Company+	Vice President– Real Estate and Leases	8/07 - 7/08
	Mellon Trust Company of Illinois+	Vice President– Real Estate and Leases	8/07 - 07/08
	Mellon Trust Company of New England, N.A.+	Vice President– Real Estate and Leases	8/07 - 6/08
	Mellon Trust Company of New York LLC++	Vice President– Real Estate and Leases	8/07 - 6/08
	Mellon Ventures, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Melnamor Corporation+	Vice President– Real Estate and Leases	8/07 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	MFS Leasing Corp. +	Vice President– Real Estate and Leases	7/07 - Present
	MMIP, LLC+	Vice President– Real Estate and Leases	8/07 - Present
	Pareto New York LLC++	Vice President– Real Estate and Leases	10/07 - Present
	Pontus, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Promenade, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	RECR, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Technology Services Group, Inc.*****	Senior Vice President	6/06 - Present

	Tennesee Processing Center LLC*****	Managing Director	5/08 - Present

	Texas AP, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	The Bank of New York Mellon*****	Vice President – Real Estate and Leases	7/08 - Present
	The Bank of New York Mellon Corporation*****	Executive Vice President	8/07 - Present

	Trilem, Inc. +	Vice President– Real Estate and Leases	8/07 - Present

Kathleen Geis President	BNY Mellon, National Association+	Managing Director	7/09 - Present
	BNY Mellon Distributors Holdings, Inc. +	Vice President - Real Estate	07/11 - Present
	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	07/11 - Present
	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	07/11 - Present
	BNY Mellon Trust Company of Illinois+	Vice President - Real Estate	07/11 - Present
	BNY Mellon Trust of Delaware+	Vice President - Real Estate	07/11 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Eagle Investment Systems LLC+	Vice President - Real Estate	07/11 - Present
	Ivy Asset Management LLC+	Vice President - Real Estate	07/11 - Present
	Mellon Capital Management Corporation***	Vice President - Real Estate	07/11 - Present
	Mellon Financial Services Corporation #1+	Vice President - Real Estate	07/11 - Present
	Mellon Holdings LLC+	Vice President - Real Estate	07/11 - Present
	Mellon Investor Services LLC+	Vice President - Real Estate	07/11 - Present
	Pareto New York LLC*****	Vice President - Real Estate	07/11 - Present
	SourceNet Solutions, Inc. +	Vice President - Real Estate	07/11 - Present
	Technology Services Group, Inc. +	Vice President - Real Estate	07/11 - Present
	Tennessee Processing Center LLC+	Vice President - Real Estate	07/11 - Present
	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	07/11 - Present
	Alcentra US, Inc. ++	Vice President - Real Estate	07/11 - Present
	BNY Mellon Capital Markets LLC++	Vice President - Real Estate	07/11 - Present
	Pershing LLC*****	Vice President - Real Estate	07/11 - Present
	The Bank of New York Mellon+	Managing Director	07/09 - Present
	MBNA Institutional PA Services, LLC+	Managing Director Senior Vice President	7/09 - Present 10/06 - 7/09

Dean M. Steigauf Vice President	BNY Mellon, National Association+	Vice President	7/09 - Present
	BNY Mellon Distributors Holdings, Inc. +	Vice President - Real Estate	07/11 - Present
	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	07/11 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	07/11 - Present
	BNY Mellon Trust Company of Illinois+	Vice President - Real Estate	07/11 - Present
	BNY Mellon Trust of Delaware+	Vice President - Real Estate	07/11 - Present
	Eagle Investment Systems LLC+	Vice President - Real Estate	07/11 - Present
	Ivy Asset Management LLC+	Vice President - Real Estate	07/11 - Present
	Mellon Capital Management Corporation***	Vice President - Real Estate	07/11 - Present
	Mellon Financial Services Corporation #1+	Vice President - Real Estate	07/11 - Present
	Mellon Holdings LLC+	Vice President - Real Estate	07/11 - Present
	Mellon Investor Services LLC+	Vice President - Real Estate	07/11 - Present
	Pareto New York LLC*****	Vice President - Real Estate	07/11 - Present
	SourceNet Solutions, Inc. +	Vice President - Real Estate	07/11 - Present
	Technology Services Group, Inc. +	Vice President - Real Estate	07/11 - Present
	Tennessee Processing Center LLC+	Vice President - Real Estate	07/11 - Present
	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	07/11 - Present
	Alcentra US, Inc. ++	Vice President - Real Estate	07/11 - Present
	BNY Mellon Capital Markets LLC++	Vice President - Real Estate	07/11 - Present
	Pershing LLC*****	Vice President - Real Estate	07/11 - Present
	The Bank of New York Mellon+	Vice President	12/02 - Present

James Bitetto Secretary	The Dreyfus Family of Funds++	Vice President and Assistant Secretary	8/05 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

	The Dreyfus Consumer Credit Corporation++	Vice President	2/02 - 08/10

	Founders Asset Management LLC****	Assistant Secretary	3/09 - 12/09

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, California 94104.
****	The address of the business so indicated is 210 University Blvd., Suite 800, Denver, Colorado 80206.
*****	The address of the business so indicated is One Wall Street, New York, New York 10286.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++	The address of the business so indicated is White Clay Center, Route 273, Newark, Delaware 19711.
+++++	The address of the business so indicated is 4005 Kennett Pike, Greenville, DE 19804.

Item 32. Principal Underwriters
(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:
1.	Advantage Funds, Inc.
2.	BNY Mellon Funds Trust
3.	CitizensSelect Funds
4.	Dreyfus Appreciation Fund, Inc.
5.	Dreyfus BASIC Money Market Fund, Inc.
6.	Dreyfus BASIC U.S. Government Money Market Fund
7.	Dreyfus BASIC U.S. Mortgage Securities Fund
8.	Dreyfus Bond Funds, Inc.
9.	Dreyfus Cash Management
10.	Dreyfus Cash Management Plus, Inc.

11.	Dreyfus Connecticut Municipal Money Market Fund, Inc.
12.	Dreyfus Dynamic Alternatives Fund, Inc.
13.	Dreyfus Funds, Inc.
14.	The Dreyfus Fund Incorporated
15.	Dreyfus Government Cash Management Funds
16.	Dreyfus Growth and Income Fund, Inc.
17.	Dreyfus Index Funds, Inc.
18.	Dreyfus Institutional Cash Advantage Funds
19.	Dreyfus Institutional Preferred Money Market Funds
20.	Dreyfus Institutional Reserves Funds
21.	Dreyfus Intermediate Municipal Bond Fund, Inc.
22.	Dreyfus International Funds, Inc.
23.	Dreyfus Investment Funds
24.	Dreyfus Investment Grade Funds, Inc.
25.	Dreyfus Investment Portfolios
26.	The Dreyfus/Laurel Funds, Inc.
27.	The Dreyfus/Laurel Funds Trust
28.	The Dreyfus/Laurel Tax-Free Municipal Funds
29.	Dreyfus LifeTime Portfolios, Inc.
30.	Dreyfus Liquid Assets, Inc.
31.	Dreyfus Manager Funds I
32.	Dreyfus Manager Funds II
33.	Dreyfus Massachusetts Municipal Money Market Fund
34.	Dreyfus Midcap Index Fund, Inc.
35.	Dreyfus Money Market Instruments, Inc.
36.	Dreyfus Municipal Bond Opportunity Fund
37.	Dreyfus Municipal Cash Management Plus
38.	Dreyfus Municipal Funds, Inc.
39.	Dreyfus Municipal Money Market Fund, Inc.
40.	Dreyfus New Jersey Municipal Bond Fund, Inc.
41.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
42.	Dreyfus New York AMT-Free Municipal Bond Fund
43.	Dreyfus New York AMT-Free Municipal Money Market Fund
44.	Dreyfus New York Municipal Cash Management

45.	Dreyfus New York Tax Exempt Bond Fund, Inc.
46.	Dreyfus Opportunity Funds
47.	Dreyfus Pennsylvania Municipal Money Market Fund
48.	Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
49.	Dreyfus Premier GNMA Fund, Inc.
50.	Dreyfus Premier Investment Funds, Inc.
51.	Dreyfus Premier Short-Intermediate Municipal Bond Fund
52.	Dreyfus Premier Worldwide Growth Fund, Inc.
53.	Dreyfus Research Growth Fund, Inc.
54.	Dreyfus State Municipal Bond Funds
55.	Dreyfus Stock Funds
56.	Dreyfus Short-Intermediate Government Fund
57.	The Dreyfus Socially Responsible Growth Fund, Inc.
58.	Dreyfus Stock Index Fund, Inc.
59.	Dreyfus Tax Exempt Cash Management Funds
60.	The Dreyfus Third Century Fund, Inc.
61.	Dreyfus Treasury & Agency Cash Management
62.	Dreyfus Treasury Prime Cash Management
63.	Dreyfus U.S. Treasury Intermediate Term Fund
64.	Dreyfus U.S. Treasury Long Term Fund
65.	Dreyfus 100% U.S. Treasury Money Market Fund
66.	Dreyfus Variable Investment Fund
67.	Dreyfus Worldwide Dollar Money Market Fund, Inc.
68.	General California Municipal Money Market Fund
69.	General Government Securities Money Market Funds, Inc.
70.	General Money Market Fund, Inc.
71.	General Municipal Money Market Funds, Inc.
72.	General New York Municipal Money Market Fund
73.	Strategic Funds, Inc.

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Jon R. Baum*	Chief Executive Officer and Chairman of the Board	None

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Ken Bradle**	President and Director	None
Robert G. Capone****	Executive Vice President and Director	None
J. Charles Cardona*	Executive Vice President and Director	Executive Vice President (Money Market Funds Only)
Sue Ann Cormack**	Executive Vice President	None
John M. Donaghey***	Executive Vice President and Director	None
Dwight D. Jacobsen*	Executive Vice President and Director	None
Mark A. Keleher*****	Executive Vice President	None
James D. Kohley***	Executive Vice President	None
Jeffrey D. Landau*	Executive Vice President and Director	None
William H. Maresca*	Executive Vice President and Director	None
Timothy M. McCormick*	Executive Vice President	None
David K. Mossman***	Executive Vice President	None
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone**	Executive Vice President	None
Bradley J. Skapyak*	Executive Vice President	President
Gary Pierce*	Chief Financial Officer and Director	None
Tracy Hopkins*	Senior Vice President	None
Mercedez Katz**	Senior Vice President	None
Mary T. Lomasney****	Senior Vice President	None
Barbara A. McCann****	Senior Vice President	None
Christopher D. O' Connor*	Senior Vice President	None
Christine Carr Smith*****	Senior Vice President	None
Ronald Jamison*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Stephen Storen*	Chief Compliance Officer	Anti-Money Laundering Compliance Officer
Maria Georgopoulos*	Vice President – Facilities Management	None
Stewart Rosen*	Vice President – Facilities Management	None
Karin L. Waldmann*	Privacy Officer	None

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Gary E. Abbs***	Vice President – Tax	None
Timothy I. Barrett**	Vice President	None
Gina DiChiara*	Vice President	None
Jill Gill*	Vice President	None
Joanne S. Huber***	Vice President – Tax	None
John E. Lane******	Vice President	None
Kathleen Geis******	Vice President	None
Dean M. Steigauf******	Vice President	None
Donna M. Impagliazzo**	Vice President – Compliance and Anti-Money Laundering Officer	None
Edward A. Markward*	Vice President – Compliance	None
Anthony Nunez*	Vice President – Finance	None
William Schalda*	Vice President	None
John Shea*	Vice President – Finance	None
Christopher A. Stallone**	Vice President	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels*	Vice President	Treasurer
James Bitetto*	Assistant Secretary	Vice President and Assistant Secretary
James D. Muir*	Assistant Secretary	None
Barbara J. Parrish***	Assistant Secretary	None
Cristina Rice***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
****	Principal business address is One Boston Place, Boston, MA 02108.
*****	Principal business address is 50 Fremont Street, Suite 3900, San Francisco, CA 94104.
******	Principal business address is 101 Barclay Street, New York 10286.

Item 33. Location of Accounts and Records

  1. The Bank of New York Mellon
   One Wall Street
   New York, New York 10286

2. The Bank of New York Mellon
  One Mellon Bank Center
  Pittsburgh, Pennsylvania 15258

  3. DST Systems, Inc.
   1055 Broadway
   Kansas City, MO 64105

  4. The Dreyfus Corporation
   200 Park Avenue
   New York, New York 10166

Item 34. Management Services

  Not Applicable

Item 35. Undertakings

  None

SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Dreyfus/Laurel Tax-Free Municipal Funds, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th of October 2011.

The Dreyfus/Laurel Tax-Free Municipal Funds

BY:	/s/ Bradley J. Skapyak*
Bradley J. Skapyak, PRESIDENT

 Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Bradley J. Skapyak*	President (Principal Executive Officer)	10/26/2011
Bradley J. Skapyak
/s/ James Windels*	Treasurer (Principal Financial and Accounting Officer)	10/26/2011
James Windels
/s/ Joseph S. DiMartino*	Chairman of the Board	10/26/2011
Joseph S. DiMartino
/s/James M. Fitzgibbons*	Board Member	10/26/2011
James M. Fitzgibbons
/s/Kenneth A. Himmel*	Board Member	10/26/2011
Kenneth A. Himmel
/s/Stephen J. Lockwood*	Board Member	10/26/2011
Stephen J. Lockwood
/s/Roslyn M. Watson*	Board Member	10/26/2011
Roslyn M. Watson
/s/Benaree Pratt Wiley*	Board Member	10/26/2011
Benaree Pratt Wiley

*BY:	/s/James Bitetto
James Bitetto Attorney-in-Fact

INDEX OF EXHIBITS

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Exhibits

B Amended and Restated By-Laws dated July 1, 2011.

G Custody Agreement dated January 1, 2011, effective May 1, 2011.

H Amended and Restated Transfer Agency Agreement dated July 1, 2007, effective May 1, 2011.

I Opinion and consent of Registrant's counsel.

J Consent of Independent Registered Public Accounting Firm.